As filed with the Securities and Exchange Commission on May 1, 2014

Registration Nos. 333-165116
and 811-08994

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 4	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 66	X

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2014 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual single premium deferred variable annuity contracts.

CENTURY II SINGLE PREMIUM AFFINITY VARIABLE ANNUITY PROSPECTUS

INDIVIDUAL SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual single premium deferred variable annuity contract ("Contract") offered by Kansas City Life Insurance Company (“Kansas City Life”).  We have provided a definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to meet investors' long-term investment needs.  The Contract also provides you the opportunity to allocate your premium to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Annuity Separate Account (“Variable Account”) or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio (“Portfolio”) of a designated mutual fund (“Fund”) as follows:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Technology Fund – Series I Shares

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I

American Century VP Income & Growth Fund – Class I

American Century VP International Fund – Class I

American Century VP Mid Cap Value Fund – Class I

American Century VP Ultra® Fund – Class I

American Century VP Value Fund – Class I

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II

Calamos® Advisors Trust

Calamos Growth and Income Portfolio

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares

Opportunistic Small Cap Portfolio – Initial Shares

Dreyfus Stock Index Fund, Inc. – Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares

Federated Insurance Series

Federated Managed Tail Risk Fund II

Federated High Income Bond Fund II

Federated Prime Money Fund II

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2

VIP Freedom 2010 Portfolio – Service Class 2

VIP Freedom 2015 Portfolio – Service Class 2

VIP Freedom 2020 Portfolio – Service Class 2

VIP Freedom 2025 Portfolio – Service Class 2

VIP Freedom 2030 Portfolio – Service Class 2

VIP Freedom 2035 Portfolio – Service Class 2

VIP Freedom 2040 Portfolio – Service Class 2

VIP Freedom 2045 Portfolio – Service Class 2

VIP Freedom 2050 Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund – Class 2 (formerly Franklin Global Real Estate Securities Fund – Class 2)

Franklin Small-Mid Cap Growth VIP Fund – Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund – Class 2)

Templeton Developing Markets VIP Fund – Class 2 (formerly Templeton Developing Markets Securities Fund – Class 2)

Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2)

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares

MFS® Research Series – Initial Class Shares

MFS® Research Bond Series – Initial Class Shares

MFS® Total Return Series – Initial Class Shares

MFS® Utilities Series – Initial Class Shares

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio – Initial Class Shares (formerly known as MFS® Strategic Income Series – Initial Class Shares)

Northern Lights Variable Trust

TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares

The accompanying prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premium is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed the guaranteed interest rate.

This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing.  The Statement of Additional Information, dated the same as this Prospectus, contains more information about the Contract and the Variable Account and is incorporated by reference.  We show the Table of Contents for the Statement of Additional Information at the end of this Prospectus.  You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.

The Securities and Exchange Commission maintains a website that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.  The address of the site is http://www.sec.gov.

If you already have a variable annuity contract, you should consider whether purchasing another contract as a replacement for your existing contract is advisable.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premium payment (principal).

The date of this Prospectus is May 1, 2014.

PROSPECTUS CONTENTS
DEFINITIONS	1
HIGHLIGHTS	3
THE CONTRACT	3
CHARGES AND DEDUCTIONS	5
ANNUITY PROVISIONS	6
FEDERAL TAX STATUS	6
FEE TABLE	7
OWNER TRANSACTION EXPENSES	7
PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES	7
RANGE OF PORTFOLIO OPERATING EXPENSES	8
ANNUAL PORTFOLIO OPERATING EXPENSES	8
EXAMPLE OF CHARGES	13
CONDENSED FINANCIAL INFORMATION	15
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS	15
KANSAS CITY LIFE INSURANCE COMPANY	15
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT	15
THE FUNDS	15
RESOLVING MATERIAL CONFLICTS	21
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	21
VOTING RIGHTS	22
DESCRIPTION OF THE CONTRACT	22
PURCHASING A CONTRACT	22
REPLACEMENT OF CONTRACTS	22
FREE-LOOK PERIOD	23
ALLOCATION OF PREMIUM	23
DETERMINATION OF CONTRACT VALUE	24
VARIABLE ACCOUNT VALUE	24
TRANSFER PRIVILEGE	25
DOLLAR COST AVERAGING PLAN	27
PORTFOLIO REBALANCING PLAN	27
PARTIAL AND FULL CASH SURRENDERS	28
CONTRACT TERMINATION	29
CONTRACT LOANS	29
DEATH BENEFIT BEFORE MATURITY DATE	30
PROCEEDS ON MATURITY DATE	33
PAYMENTS	33
UNCLAIMED PROPERTY LAWS	34
MODIFICATIONS	34
REPORTS TO CONTRACT OWNER	34
TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS	35
OPTIONAL RIDERS	35
FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT	35
THE FIXED ACCOUNT	48
CALCULATION OF FIXED ACCOUNT VALUE	49
TRANSFERS FROM FIXED ACCOUNT	49
DELAY OF PAYMENT	49
CHARGES AND DEDUCTIONS	50
SURRENDER CHARGE	50
TRANSFER PROCESSING FEE	51
ADMINISTRATIVE CHARGES	51

MORTALITY AND EXPENSE RISK CHARGE	51
MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE	51
GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE	52
PREMIUM TAXES	52
REDUCED CHARGES FOR ELIGIBLE GROUPS	52
OTHER TAXES	52
LOAN INTEREST CHARGE	52
INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS	53
PAYMENT OPTIONS	53
ELECTION OF OPTIONS	53
DESCRIPTION OF OPTIONS	53
YIELDS AND TOTAL RETURNS	54
YIELDS	54
TOTAL RETURNS	54
FEDERAL TAX STATUS	55
INTRODUCTION	55
TAXATION OF NON-QUALIFIED CONTRACTS	55
TAXATION OF QUALIFIED CONTRACTS	56
FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES	58
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS	58
ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO	58
POSSIBLE TAX LAW CHANGES	58
FOREIGN TAX CREDITS	59
SALE OF THE CONTRACTS	59
LEGAL PROCEEDINGS	59
COMPANY HOLIDAYS	60
CHANGE OF ADDRESS NOTIFICATION	60
FINANCIAL STATEMENTS	60
APPENDIX A - CONDENSED FINANCIAL INFORMATION	61
APPENDIX B - GMWB RIDER EXAMPLES	66
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	73

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear.  The descriptions of those terms are not repeated in this section.

Annuitant	The person on whose life the Contract’s annuity benefit is based.

Beneficiary	The person you designate to receive any Proceeds payable under the Contract at your death or the death of the Annuitant.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Cash Surrender Value	The Contract Value less any applicable surrender charge, loan balance and premium taxes payable.

Contract Date	The date from which Contract months, Contract Years, and Contract Anniversaries are measured.

Contract Value	The sum of the Variable Account Value and the Fixed Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Fixed Account	An account that is one option we offer for allocation of your premium. It is part of our general account and is not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Guaranteed Minimum Death Benefit Option
This Contract provides for a Base Guaranteed Minimum Death Benefit.  In addition, there are two enhanced death benefit options available under the Contract.  The two options provide different levels of death benefit guarantees.  The two options have different issue requirements and expense charges associated with them.  These Guaranteed Minimum Death Benefit Options are available only in the states where we have received regulatory approval.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Issue Age	The Annuitant's age on his/her last birthday as of or on the Contract Date.

Life Payment Option	A payment option based upon the life of the Annuitant.

Maturity Date
The date when the Contract terminates and we either pay the Proceeds under a payment option or pay you the Cash Surrender Value in a lump sum.  The latest Maturity Date is the later of the Contract Anniversary following the Annuitant's 85th birthday and the tenth Contract Anniversary.  (Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.)

Monthly Anniversary Day	The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Non-Life Payment Option	A payment option that is not based upon the life of the Annuitant.

Non-Qualified Contract	A Contract that is not a "Qualified Contract."

Owner	The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Proceeds	The total amount we are obligated to pay under the terms of the Contract.

Qualified Contract	A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

Redetermination Dates
The first Contract Anniversary and each subsequent Contract Anniversary, upon which the guaranteed interest rate for the Fixed Account will be redetermined.  Redetermination Dates only apply to Contracts issued on or after May 31, 2011, if approved in your state.

Subaccount	The divisions of the Variable Account. The assets of each Subaccount are invested in a Portfolio of a designated Fund.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading is 3:00 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount values of a Contract.

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

HIGHLIGHTS

THE CONTRACT

Who Should Invest.  The Contract is designed for investors seeking long-term tax-deferred accumulation of funds.  The goal for this accumulation is generally retirement, but may be for other long-term investment purposes.  We offer the Contract as both a Qualified Contract and a Non-Qualified Contract.  (See "FEDERAL TAX STATUS")

The tax advantages provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs.  You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, including the costs and benefits of the Contract (including the annuity payment options), before you purchase the Contract in a tax-qualified plan.  There should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

The Contract.  The Contract is an individual single premium deferred variable annuity.  In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial").  You must pay the single premium. The maximum Issue Age is 80.  (See "PURCHASING A CONTRACT")

We offer various optional benefits that you may elect, including the Annual Ratchet Guaranteed Minimum Death Benefit, the Enhanced Combination Guaranteed Minimum Death Benefit, and Five PlusSM Guaranteed Minimum Withdrawal Benefit.  These guarantees provide certain protections against market risk (the risk that your investment in the Contract, i.e., your premium payment, may decline in value or underperform your expectations) that could negatively impact the amount of withdrawals you can make from the Contract, the amount your Beneficiary receives if you die, or the amount of income you may receive from the Contract.  Importantly, however, this Contract permits you to make only one premium payment, which means that you cannot make additional investments that would be protected by the guarantees provided by this Contract against market risk.  You should not buy the Contract if you believe you may want to make additional premium payments in the Contract to take advantage of these guarantees.  Only the amount of your single premium payment will be protected by those guarantees.  We offer other Contracts that provide the ability to make additional premium payments.  We also offer other variable annuity contracts that have a different death benefit and different contract features.  However, these contracts also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about the other contracts, including contracts that permit you to make additional premium payments, contact our Home Office or your registered representative.

Free-Look Period.  You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days after receiving it.  The amount returned to you will vary depending on your state.  (See "FREE-LOOK PERIOD")

Premium.  The minimum single premium amount that we will accept is $10,000.  We reserve the right to waive the $10,000 minimum single premium requirement for certain corporate markets contracts.

Premium Allocation.  You direct the allocation of your premium payment among the Subaccounts of the Variable Account and/or the Fixed Account.  In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account.  We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund.  The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts.  We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate.  We may declare a higher current interest rate.

The sum of your allocations must equal 100%.  We have the right to limit the number of Subaccounts to which you may allocate your premium.  We will never limit the number to less than 15.

We will allocate the premium to the Federated Prime Money Fund II Subaccount for a 15-day period in states that:

•	require the premium payment to be refunded under the free-look provision; or
•	require the greater of the premium payment or Contract Value to be refunded under the free-look provision.

At the end of that period, we will allocate the amount in the Federated Prime Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions.  (See "ALLOCATION OF PREMIUM")

Transfers.  After the free look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Certain restrictions apply.  The first six transfers during a Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  (See "TRANSFER PRIVILEGE")

We have policies and procedures that attempt to detect frequent, large, programmed or short-term transfers among Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Full and Partial Surrender.  You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:

•	the date that the Annuitant dies; or
•	the Maturity Date.

Certain partial surrenders, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract.  You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.  The impact of partial surrenders on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

Five PlusSM Guaranteed Minimum Withdrawal Benefit. If you are concerned that poor investment performance or market volatility may adversely impact the amount of money you may withdraw from the Contract, we offer, for a fee, a guaranteed minimum withdrawal benefit.  Under the rider, we provide alternative guarantees depending on the amount you withdraw and the age of the covered person.  If you satisfy the conditions of the rider, which, in part, limit the amount you may withdraw during a Contract Year, the rider guarantees the return of all the single premium you have invested in the Contract and may also guarantee annual payments for the rest of the covered person’s life, no matter how long the covered person lives.

Subaccount Bonus.  There are two bonuses that will be credited to the Variable Account Value.  We credit the first bonus on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that day.  Because you can only make a single premium payment, the only way you can be assured of receiving this bonus is if you can invest at least $100,000 in the Contract.  Even then, negative investment performance could reduce your Contract Value below $100,000, in which case you would not get the bonus until your Contract Value is increased by positive investment performance.  The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

We credit a second bonus on all Contracts, regardless of size.  After the eighth Contract Year, we credit this bonus each Monthly Anniversary Date to the Variable Account Value.  The monthly amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed.  We pay these bonus amounts out of the increased revenues on Contracts that have been in force for longer periods of time and the expense efficiencies that result from Contracts with higher Contract Values.  These bonus amounts are provided in lieu of reducing expenses directly.  We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option.  Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.

Death Benefit Before the Maturity Date.  If the Annuitant dies before the Maturity Date while the Contract is in force, the Beneficiary will receive a death benefit.  The death benefit will be calculated depending upon which Guaranteed Death Benefit Option is in effect on the Contract at the date of death.  There is a base Guaranteed Minimum Death Benefit Option.  One of two enhanced options may be chosen at issue.  There is an additional charge assessed each month if one of the enhanced options is selected.  There are three Guaranteed Minimum Death Benefit Options available as follows:

•	Base Guaranteed Minimum Death Benefit Option;
•	Annual Ratchet Guaranteed Minimum Death Benefit Option; and
•	Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Expense Charges vary for each Guaranteed Minimum Death Benefit Option.  (See “DEATH BENEFIT BEFORE MATURITY DATE”)

The minimum death benefit (Base Guaranteed Minimum Death Benefit Option) is equal to the greater of:

•	the single premium paid, proportionately adjusted for any surrenders (including applicable surrender charges) less any loan balance; and
•	the Contract Value on the date we receive due proof of Annuitant's death (including any documents we require to process and make the payments).

If you die before the Maturity Date, the Cash Surrender Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death.  (See “DEATH BENEFIT BEFORE MATURITY DATE”)

The Guaranteed Minimum Death Benefit is paid to the Beneficiary at the death of the Annuitant if the Annuitant dies before the Maturity Date.  If the Owner, who is not the same as the Annuitant, predeceases the Annuitant before the Maturity Date, the Cash Surrender Value of the Contract will be paid to the Beneficiary.

Death benefit Proceeds are taxable and generally are included in the income of the recipient as follows:

•	If received under a payment option, they are taxed in the same manner as annuity payments.
•	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

CHARGES AND DEDUCTIONS

The following charges and deductions apply to the Contract:

Surrender Charge.  We do not deduct a charge for sales expenses from the premium at the time it is paid.  However, we may deduct a surrender charge when premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight Contract Years following the payment of the premium.

The surrender charge is calculated as a percentage of your premium payment being withdrawn or annuitized.  The amount of the surrender charge decreases over time, measured from the Contract Date.  The surrender charge percentages are shown below.

Contract Year	1	2	3	4	5	6	7	8	9+
Charge (%)	8	8	7	6	5	4	3	2	0

After the eighth Contract Year, we will not assess a surrender charge when you take a partial surrender from or surrender your Contract.

Subject to certain restrictions, the first withdrawal up to 10% of the Contract Value per Contract Year will not be subject to a surrender charge.  (See "SURRENDER CHARGE")

Annual Administration Fee.  We will deduct an annual administration fee of $30 from the Contract Value for administrative expenses at the beginning of each Contract Year.  We will waive this fee for Contracts with Contract Values of $50,000 or more.  (See "ADMINISTRATIVE CHARGES")

Transfer Processing Fee.  The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free.  We assess a $25 transfer processing fee for each additional transfer during a Contract Year.  (See "TRANSFER PROCESSING FEE")

Asset-Based Administration Charge.  We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract.  Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.15%.  (See "ADMINISTRATIVE CHARGES")

Mortality and Expense Risk Charge.  We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks.  Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.25%.  (See “MORTALITY AND EXPENSE RISK CHARGE”)

Monthly Guaranteed Minimum Death Benefit Expense Charge.  If a Guaranteed Minimum Death Benefit Option other than the base provision is selected, there is an additional charge.  The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:

•	Base Guaranteed Minimum Death Benefit Option: no additional charge
•
Annual Ratchet Guaranteed Minimum Death Benefit Option: A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.20% of the Variable Account Value on an annualized basis.

•
Enhanced Combination Guaranteed Minimum Death Benefit Option:  A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.35% of Variable Account Value on an annualized basis.  (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE")

Five PlusSM Guaranteed Minimum Withdrawal Benefit. The monthly charge for the benefit is guaranteed not to exceed 0.10% multiplied by the Guaranteed Withdrawal Balance.  The current monthly charge for FIVE PlusSM Guaranteed Minimum Withdrawal Benefit Riders elected on and after January 1, 2009 and for Guaranteed Minimum Withdrawal Benefit Riders elected before January 1, 2009 that have stepped-up since January 1, 2009 is 0.079% multiplied by the Guaranteed Withdrawal Balance.

Premium Taxes.  If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the Proceeds to a payment option.  (See "PREMIUM TAXES")

Investment Advisory Fees and Other Expenses of the Funds. The Funds deduct investment advisory fees on a daily basis and incur other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary.  See the prospectuses for the Funds for specific information about these fees. (See “INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS")

For information concerning compensation paid for the sale of Contracts, see “SALE OF THE CONTRACTS.”

ANNUITY PROVISIONS

Maturity Date.  On the Maturity Date, we will apply the Proceeds to the payment option you choose.  If you choose a Life Payment Option, the amount of Proceeds will be the full Contract Value.  If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value.  (See “PAYMENT OPTIONS")

Payment Options.  The payment options are:

•	Interest Payments (Non-Life Payment Option)
•	Installments of a Specified Amount (Non-Life Payment Option)
•	Installments for a Specified Period (Non-Life Payment Option)
•	Life Income (Life Payment Option)
•	Joint and Survivor Income (Life Payment Option)

Payments under these options do not vary based on Variable Account performance.  (See “PAYMENT OPTIONS")

FEDERAL TAX STATUS

Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs.  A distribution includes an actual distribution of funds such as a surrender or annuity payment.  However, a distribution also includes a pledge or assignment.  Generally, all or part of any distribution is taxable as ordinary income.  In addition, a penalty tax may apply to certain distributions made prior to the Owner reaching age 59½.  Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions.  Governing federal tax statutes may be amended, revoked, or replaced by new legislation.  Changes in interpretation of these statutes may also occur.  We encourage you to consult your own tax adviser before making a purchase of the Contract.  (See "FEDERAL TAX STATUS")

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, partially or fully surrender the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account.  State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES

Sales Load on Premium Payment	None
Maximum Surrender Charge (as a % of the premium payment withdrawn or Annuitized under a Non-Life Payment Option1)	8%
Transfer Processing Fee	No fee for the first 6 transfers in a Contract Year; $25 for each additional transfer during a Contract Year

1 We do not deduct a charge for sales expenses from the premium at the time it is paid.  However, we may deduct a surrender charge when the premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight Contract Years.  The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Contract Year.  The amount of the surrender charge decreases over time.  The surrender charge percentages are shown below.
Contract Year	1	2	3	4	5	6	7	8	9+
Charge (%)	8	8	7	6	5	4	3	2	0

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  This table also includes the charges you would pay if you added an enhanced death benefit option to your Contract.

PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES

Annual Administration Fee	$30 per Contract Year2
Loan Interest Charge	5.00%3
Variable Account Annual Expenses (as a % of average annual Variable Account Value during the accumulation period)
Under Standard Death Benefit: Mortality and Expense Risk Charge Asset-Based Administration Charge Total Variable Account Annual Expenses	1.25% 0.15% 1.40%
Optional Rider Charges
Guaranteed Minimum Death Benefit Expense Charge (as a percentage of average annual Variable Account Value)
Base Guaranteed Minimum Death Benefit Option	0.00%
Annual Ratchet Guaranteed Minimum Death Benefit Option (optional)	0.20%
Enhanced Combination Guaranteed Minimum Death Benefit Option (optional)	0.35%
FIVE PlusSM Guaranteed Minimum Withdrawal Benefit	0.10% multiplied by Guaranteed Withdrawal Balance4

2 We will waive the annual administration fee if Contract Value is equal to or greater than $50,000 at the beginning of the applicable Contract Year.
3 The maximum guaranteed net cost of loans (available under section 403(b) TSA Qualified Contract) is 5% annually.  The net cost of a loan is the difference between the loan interest charged (8%) and the amount credited to the loan account (3%).
4 The current charge for the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit is 0.079% multiplied by the Guaranteed Withdrawal Balance (assessed monthly).

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2013.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES5

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.29%	1.75%6

5 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2013.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
6 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2013.

ANNUAL PORTFOLIO OPERATING EXPENSES7

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

 7 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2013.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.67%	NA	0.29%	NA	0.96%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.29%	0.02%	0.92%	0.02%8	0.90%
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.42%	NA	1.17%	NA	NA

8 Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund.  Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015.  The fee waiver agreement cannot be terminated during its term.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	0.99%	NA	0.01%	NA	1.00%	NA	NA
American Century VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
American Century VP International Fund – Class I	1.36%	NA	0.01%	NA	1.37%	NA	NA
American Century VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Ultra® Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Value Fund – Class I	0.97%	NA	0.00%	NA	0.97%	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II	0.46%	0.25%	0.01%	NA	0.72%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.64%	NA9	1.39%	NA	NA

9 For the year ended December 31, 2013, the Fund's Other Expenses included less than 1 basis point (0.01%) of Acquired Fund Fees and Expenses from investments in money market funds.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Insurance Trust I
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)	0.76%	0.25%	0.14%	NA	1.15%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.95%	0.25%	0.26%10	NA	1.46%	NA	NA
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	0.79%	0.25%	0.20%	NA	1.24%	NA	NA

10 Other expenses have been restated to reflect changes to certain fees paid by the fund.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.18%	NA	0.93%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.04%	NA	0.29%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.11%	NA	0.86%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Tail Risk Fund II	0.75%	0.00%11	0.24%12	0.76%	1.75%	0.70%13	1.05%
Federated High Income Bond Fund II	0.60%	NA	0.20%12	NA	0.80%	0.00%14	0.80%
Federated Prime Money Fund II	0.50%	NA	0.18%12	NA	0.68%	0.01%15	0.67%

11 The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur a charge or a Distribution (12b-1) fee of up to a maximum amount of 0.025%. No such fee is currently incurred or charged by the Fund. The Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (the "Trustees").
12 The Fund may incur or charge an administrative services fee up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Fund. The Fund will not incur or charge such an Administrative Services fee until such time as approved by the Board of Trustees (the “Trustees”).
13 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.29% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund’s next effective Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
14 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.80% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
15 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.67% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	0.55%	0.25%	0.09%	NA	0.89%	NA	NA
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.43%	0.68%16	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.55%	0.80%16	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.57%	0.82%16	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.58%	0.83%16	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.62%	0.87%16	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.64%	0.89%16	NA	NA
VIP Freedom 2035 Portfolio – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%16	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%16	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%16	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	NA	0.25%	0.00%	0.67%	0.92%16	NA	NA

16 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because of acquired fund fees and expenses.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2 (formerly Franklin Global Real Estate Securities Fund – Class 2)17,18	1.05%	0.25%	0.05%	NA	1.35%	NA	NA
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund – Class 2)17,18	0.77%	0.25%	0.03%	NA	1.05%	NA	NA
Templeton Developing Markets VIP Fund – Class 2 (formerly Templeton Developing Markets Securities Fund – Class 2)	1.10%	0.25%	0.25%	NA	1.60%	NA	NA
Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2)	0.64%	0.25%	0.14%	NA	1.03%	NA	NA

17 The Fund administration fee is paid indirectly through the management fee.
18 Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund's investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under "Management" in the fund's prospectus. Total annual fund operating expenses are not affected by such bundling.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.13%	0.01%	0.79%19	NA	NA
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.26%	0.02%	0.93%20	NA	NA
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.25%	NA	0.80%21	NA	NA

19 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets.  This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.
20 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.  This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.
21 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets.  This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.73%	NA	0.05%	NA	0.78%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
MFS® Research Bond Series – Initial Class Shares	0.50%	NA	0.04%	NA	0.54%	NA	NA
MFS® Total Return Series – Initial Class Shares	0.75%	NA	0.04%	NA	0.79%	0.08%22	0.71%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.07%	NA	0.80%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares (formerly known as MFS® Strategic Income Series – Initial Class Shares)	0.70%	NA	0.30%	0.01%	1.01%	0.20%23	0.81%

22 Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually of the first $1 billion, 0.65% of the fund's average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.60% of the fund's average daily net assets annually in excess of $2.5 billion to $5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least August 31, 2016.
23 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.80% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2015.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.24%	0.89%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.23%	0.88%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.25%	0.90%	NA	NA

EXAMPLE OF CHARGES

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  The example shows the maximum costs of investing in the Contract, including Owner transaction expenses, the annual administration fee, Variable Account charges, the Enhanced Combination Guaranteed Minimum Death Benefit Option (“GMDB”) charge, a monthly Guaranteed Minimum Withdrawal Benefit (“GMWB”) charge of 0.10% multiplied by the Guaranteed Withdrawal Balance, and highest annual portfolio operating expenses for the year ended December 31, 2013.  The example also shows the same maximum costs of investing in the Contract, but reflecting the lowest annual portfolio operating expenses.  Further, the example shows what your costs would be if you did not elect the optional Guaranteed Minimum Withdrawal Benefit and the optional Enhanced Combination Guaranteed Minimum Death Benefit Option.

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  The example also assumes that your investment has a 5% return each year.

(1) If the Contract is surrendered or is paid out under a Non-Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$1,191.43	$2,046.34	$2,813.17	$4,741.24

Maximum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$1,050.29	$1,633.47	$2,135.70	$3,440.11

Minimum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$1,058.28	$1,657.16	$2,175.16	$3,518.89

Minimum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$915.05	$1,225.28	$1,443.86	$1,991.36

(2) If the Contract is not surrendered or is paid out under a Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$470.14	$1,412.94	$2,359.13	$4,741.24

Maximum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$317.73	$969.92	$1,645.06	$3,440.11

Minimum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$326.38	$995.41	$1,686.73	$3,518.89

Minimum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$171.72	$532.02	$916.06	$1,991.36

The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the example is an illustration and does not represent past or future expenses.  Your actual expenses may be higher or lower than those shown.  Similarly, your rate of return may be more or less than the 5% assumed in the example.

The example above assumes that we assess no transfer charges or premium taxes.  The annual administration fee is $30.00 for Contracts with a Contract Value less than $50,000 at the beginning of the Contract Year.  There is no administration fee for Contracts with a Contract Value greater than or equal to $50,000 at the beginning of the Contract Year.  As of 12/31/13, the average Contract Value is equal to $190,679.00 with an average administration fee equal to $0.00.  This translates the annual administrative fee into a 0.000% charge on a $10,000 investment for the purposes of the example.

You should not consider the assumed expenses in the example to represent past or future expenses.  Actual expenses may be greater or less than those shown.  The assumed 5% annual rate of return is hypothetical and you should not view it as a representation of past or future annual returns.  Actual returns may be greater or less than the assumed amount.

The various Funds themselves or their investment advisers provided the expense information regarding the Funds.  The Funds and their investment advisers are not affiliated with us.  While we have no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, we have not independently verified the figures.

CONDENSED FINANCIAL INFORMATION

Condensed financial information containing the accumulation unit value listing appears at the end of this Prospectus.

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

We established the Variable Account as a separate investment account under Missouri law on January 23, 1995.  This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law.  The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies.  Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other funds.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.

Not all Funds may be available in all states.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)).  The Fund’s investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.

Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)).  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.

American Century VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.

American Century VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.

American Century VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth. Income is a secondary objective.

American Century VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.

American Century VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total returns using a strategy that seeks to protect against U.S. inflation.

Calamos® Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with growth of capital.

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital growth.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the Fund normally invests at least 80% of its net assets, plus any borrowing for investment, in common stocks. The Fund focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, the Fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the Fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The Fund also may invest in companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.

Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks capital growth. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in the stocks of small-cap companies. The fund considers small cap companies to be those companies with market capitalizations that fall within the range of the companies in the Russell 2000® Index at the time of purchase. Stocks are selected for the fund's portfolio based primarily on bottom-up fundamental analysis. The fund's portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. In general, the fund seeks exposure to securities and sectors that the fund's portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation). The Fund seeks to match the total return of the Standard & Poor’s® 500 Composite Stock Price Index. To pursue its goal, the Fund generally is fully invested in stocks included in the S&P 500® Index and in futures whose performance is tied to the index. The Fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the index by its market capitalization, adjusted by the number of available float shares divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The Fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated. "Standard & Poor's®," "S&P®," "Standard & Poor's® 500," and "S&P 500®" are trademarks of Standard & Poor's Financial Services LLC and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the fund.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue its goals, the Fund invests at least 80% of its net assets in the common stocks of companies that, in the opinion of the Fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio manager begins by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including value, growth and financial profile. Next, based on fundamental analysis, the portfolio manager designates the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio manager then evaluates each stock to determine whether the company enhances the quality of life in America by considering its record in the areas of protection and improvement of the environment and the proper use of our natural resources, occupational health and safety, consumer protection and product purity and equal employment opportunity. The portfolio manager then further examines the companies determined to be eligible for purchase, by industry or sector, and selects investments from those companies the portfolio manager considers to be the most attractive based on financial considerations.

Federated Insurance Series

Federated Managed Tail Risk Fund II (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company).  The investment objective of the Federated Managed Tail Risk Fund II is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.

Federated High Income Bond Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as “junk bonds”).

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of high-quality money market securities rate in one of the two highest categories or of comparable quality.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

    VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund – Class 2 (formerly Franklin Global Real Estate Securities Fund – Class 2) (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate Securities Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth VIP Fund – Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund – Class 2) (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth Securities Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets VIP Fund – Class 2 (formerly Templeton Developing Markets Securities Fund – Class 2) (Manager: Templeton Asset Management Ltd. (Asset Management)).  The investment goal of the Templeton Developing Markets Securities Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2) (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign Securities Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.

MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.

MFS® Research Bond Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.

MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio – Initial Class Shares (formerly known as MFS® Strategic Income Series – Initial Class Shares) (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.

Northern Lights Variable Trust

TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman, Inc.).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman, Inc.). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman, Inc.).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of your single premium payment or transfers among the Subaccounts.  There is no assurance that the Federated Prime Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Prime Money Fund II Subaccount may also become extremely low and possibly negative.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See “FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES” and “SALE OF THE CONTRACTS”)  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. (“Sunset Financial”).  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See “SALE OF THE CONTRACTS”)

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts.  In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts.  However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds.  Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code (“Code”).  As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans.  In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter.  The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.  See the accompanying prospectuses of the Funds for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a Portfolio are no longer available for investment, or for any other reason in our sole discretion we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company.  The substituted fund may have different fees and expenses.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. We may close Subaccounts at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required;
•	combine it with other Kansas City Life separate accounts; or
•	make any changes required by the 1940 Act.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

DESCRIPTION OF THE CONTRACT

The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account.  You may also allocate a portion of your premium to our Fixed Account.  We provide options such as the Dollar Cost Averaging Plan, the Portfolio Rebalancing Plan and the Systematic Partial Surrender Plan.  The Contract offers only fixed annuity payment options.

Contracts issued in your state may provide different features and benefits from those described in this Prospectus.  Differences could include the length of the free-look period and the calculation of the free-look refund, maturity date and annuitization, and under payments or over payments due to misstatement of age or sex.  In addition, optional riders may not be available in all states.  See your Contract for specific variations.  Your registered representative may also provide you with additional information about state variations.

PURCHASING A CONTRACT

The maximum Issue Age for which we issue a Contract is 80.  However, for Qualified Contracts with an Issue Age of 70½ or greater, tax laws may require that distributions begin immediately.  We may issue Contracts above the maximum Issue Age under certain circumstances.  We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.

The Annual Ratchet and Enhanced Combination Guaranteed Minimum Death Benefit Options are only available at issue of the Contract.  The Annual Ratchet option is available for Annuitants with Issue Ages of 75 and below and the Enhanced Combination option is only available for Annuitants with Issue Ages of 70 and below.  The Guaranteed Minimum Death Benefit Options are offered only in the states where we have received regulatory approval.

The minimum single premium that we accept is $10,000.

REPLACEMENT OF CONTRACTS

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received the premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE-LOOK PERIOD

You may cancel your Contract for a refund during your "free-look" period.  The free look period applies for the 10 days after you receive the Contract.  When we receive the returned Contract at our Home Office, we will cancel the Contract.  The amount that we will refund will vary according to state requirements.  Most states (including Alabama) allow us to refund Contract Value.  In those states, we will return an amount equal to the Contract Value.  We will determine the amount of the Contract Value as of the earlier of:

•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

A few states require a return of the greater of the premium payment or Contract Value.  In these states, we will refund the greater of:

•	the premium paid under the Contract; and
•	the Contract Value as of the earlier of:
•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

Some states (including Oregon) permit only the return of premium even if this amount is less than what we would have returned otherwise.  In all states, we will also refund the $30 annual administration fee, if it was deducted prior to the return of the Contract.

ALLOCATION OF PREMIUM

At the time of application, you select how we will allocate the premium among the Subaccounts and the Fixed Account.  You can change the allocation percentages at any time by sending Written Notice to us.  You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”)

Our procedures for allocation of the premium during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:

•	for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate the premium according to the allocation you requested; and
•
for Contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premium paid or the refund of the greater of Contract Value or premium paid, we will allocate premium received during a 15-day period following the Contract Date to the Federated Prime Money Fund II Subaccount for that 15-day period. At the end of this 15-day period, we will allocate the amount in the Federated Prime Money Fund II Subaccount according to your allocation instructions.

We will allocate the premium within two business days of when we receive the premium at our Home Office.  In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the premium.  If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application.  If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay.  We will also return the premium immediately, unless you specifically consent to our keeping the premium until the application is complete.  Once the application is complete, we will allocate the premium within two business days.  There may be delays in our receipt of application that are outside of our control because of the failure of the registered representative to forward the application to us promptly, because the application was sent to the wrong address, or because of delays in determining that the Contract is suitable for you.  Any such delays will affect when your Contract is issued and when your premium is allocated among the Subaccounts and/or the Fixed Account.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value.

If mandated under applicable law, we may be required to reject your premium payment.  We may also be required to provide additional information about you or your account to government regulators.  In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

DETERMINATION OF CONTRACT VALUE

The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.

VARIABLE ACCOUNT VALUE

The Variable Account Value reflects the following:

•	the investment experience of the selected Subaccounts;
•	the premium paid;
•	surrenders;
•	transfers;
•	charges assessed in connection with the Contract;
•	Contract loan balance; and
•	bonuses paid on the Monthly Anniversary Date.

There are two bonuses that will be credited to the Variable Account Value.  The first bonus is credited to Contracts on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that date.  The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

The second bonus is credited to all Contracts, regardless of size.  After the eighth Contract Year, this bonus will be credited each Monthly Anniversary Date to the Variable Account Value.  The amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed.  We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option.  Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.  Please note that because a bonus will increase Variable Account Value, charges that are based on a percentage of Variable Account Value also will increase.

There is no guaranteed minimum Variable Account Value.  Since a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

Calculation of Variable Account Value.  We calculate the Variable Account Value on each Valuation Date.  Its value will be the sum of the values attributable to the Contract in each of the Subaccounts.  We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract.  The unit value of a Subaccount may increase, decrease, or remain the same.

Determination of Number of Accumulation Units.  We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount.  We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.

We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	amounts transferred to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period; and
•	bonuses credited on the Monthly Anniversary Date.

We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee;
•	amounts surrendered (including applicable charges) during the current Valuation Period; and

•	the pro rata portion of the monthly Guaranteed Minimum Death Benefit charge assessed on the Monthly Anniversary Day.

The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 annual administration fee.

Net Investment Factor.  We will calculate a net investment factor on each Valuation Day.  A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period.  The formula for the net investment factor equals:

(X/Y) – Z

where "X" equals the sum of:

•	the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus
•	the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

"Z" equals the charges we deduct from the Subaccount on a daily basis.  These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge.  The asset-based administration charge equals 0.15% on an annual basis.  The mortality and expense risk charge equals 1.25% on an annual basis.

Determination of Unit Value.  We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought.  The accumulation unit value for each subsequent Valuation Period is equal to:

A x B

"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and

"B" is equal to the net investment factor for the current Valuation Day.

This accumulation unit value may increase or decrease from day to day based on investment results.

TRANSFER PRIVILEGE

After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Transfers are subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•
we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account.  However, you can make only one transfer from the Fixed Account each Contract Year.  (See "TRANSFERS FROM FIXED ACCOUNT" for restrictions); and

•	we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing.

We will make a transfer on the date that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same-day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.

The first six transfers during each Contract Year are free.  We will charge a $25 transfer processing fee for all transfers during a Contract Year in addition to the six free ones.  For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Frequent Transfers Among Subaccounts. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Annuitants or Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request be provided to us at our Home Office, signed by an Owner.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  We apply our procedures consistently to Owners without special arrangement, waiver or exception.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the

Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If you elect this plan, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in this plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through your premium payment or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  Dollar cost averaging transfers will start on the next Monthly Anniversary Day following the Contract Date.  We do not impose a charge for participating in this plan.

Once elected, we will process transfers from the Federated Prime Money Fund II Subaccount monthly until:

•	we have completed the number of designated transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send us Written Notice instructing us to cancel the monthly transfers.

There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We have the right to cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan begins.  The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  The plan automatically adjusts your portfolio mix to be consistent with your current allocation instructions.  If you make a change to your allocation instructions we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new allocation instructions.  We do not impose a charge for participating in this plan.

The redistribution will not count as a transfer permitted under the Contract each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day the Dollar Cost Averaging Plan ends.  If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a new allocation; or
•	the day we receive Written Notice instructing us to cancel the plan.

PARTIAL AND FULL CASH SURRENDERS

Partial Surrenders. You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant’s death and the Maturity Date.  You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorization to us.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”)  The minimum partial surrender requested must be at least $100.  We will surrender the amount requested from the Contract Value on the date we receive your Written Notice or notice by telephone for the surrender.  We will price a partial surrender request received in good order before the New York Stock Exchange closes using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions.  If you instruct us to deduct the surrender charge from the remaining Contract Value and the remaining Contract Value is insufficient to fully cover the surrender charge, we will deduct the unpaid portion of the surrender charge from the amount paid to you.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first partial surrender of up to 10% of the Contract Value per Contract Year.  (See “SURRENDER CHARGE”)

Systematic Partial Surrender Plan.  The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount.  If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis.  The minimum payment under this plan is $100.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first amounts paid out under the Systematic Partial Surrender Plan of up to 10% of the Contract Value each Contract Year.  (See “SURRENDER CHARGE”)

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

Certain federal income tax consequences may apply to partial and systematic partial surrenders.  You should consult your tax adviser before requesting a partial or systematic partial surrender.  (See “FEDERAL TAX STATUS")

Full Surrender.  You may request a surrender of the Contract for its Cash Surrender Value at any time before the Annuitant’s death and before the Maturity Date.  The Cash Surrender Value will equal the Contract Value less:

•	any applicable surrender charge;
•	any loan balance;
•	any premium taxes payable; and
•	any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock

Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.

Subject to certain restrictions, we will not apply a surrender charge on up to 10% of the Contract Value when you surrender the Contract.  (See “SURRENDER CHARGE”)

Certain federal income tax consequences may apply to a surrender of the Contract.  You should consult your tax adviser before requesting a surrender.  (See "FEDERAL TAX STATUS")

Restrictions on Distributions from Certain Contracts.  Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code section 403(b) retirement plans.  Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon:

•	the death of the employee;
•	attainment of age 59½;
•	severance from employment;
•	disability; or
•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.  Amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders you request from a section 403(b) contract comply with applicable tax requirements before we process your request.

CONTRACT TERMINATION

We may terminate the Contract and pay you the Cash Surrender Value if these events simultaneously exist prior to the Maturity Date:

•	the Contract Value is less than $2,000; and
•	your single premium paid under the Contract, less any partial surrenders, is less than $2,000.

We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract.  We have the right to automatically terminate the Contract on the date specified in the notice unless the Contract Value has increased to the amount required due to positive investment performance.

CONTRACT LOANS

If your Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan at any time after the first Contract Year if permitted by your employer’s section 403(b) plan.  Pursuant to new tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that loans you request from a section 403(b) contract comply with applicable tax requirements before we process your request.  You may obtain a loan by submitting Written Notice.  The only security we require is an assignment of the Contract to us.  We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.

    Amount of Loan Available.  You may borrow up to the least of:

•
$50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;

•	the greater of 50% of the Cash Surrender Value of the Contract or $10,000; or
•	the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time you make a new loan the sum of all prior loans, loan interest outstanding, and the current loan applied for may not exceed the applicable limit described above.  Each loan must be at least $2,500.

Loan Account.  When you take a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account.  The loan account is part of the Fixed Account.  If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account.  Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.

Interest Credited on Loaned Amount.  We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3% per year.  We may apply different interest rates to the loan account than the Fixed Account.  Any interest we credit on loaned amounts will remain in the Fixed Account.

Loan Interest Charged.  On each Contract Anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year.  We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If we do not receive the loan interest payment by the Contract Anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.

Repayment of Loan. Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts.  We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently.  Each loan repayment must be at least $25.

You must repay principal and interest in substantially equal monthly payments over a five-year period.  You are allowed a 31-day grace period from the installment due date.  If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge.  This deemed distribution may be subject to income and penalty tax under the Code.

Loan Balance.  Loan balance means all unpaid Contract loans and loan interest.  We will deduct any outstanding loan balance from the Contract Proceeds.  We will terminate your Contract if your total loan balance exceeds the Cash Surrender Value of the Contract.  We will mail notice to you at least 31 days before such termination.

Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

ERISA Plans.  If your section 403(b) TSA Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan.  Any loan under this Contract may also be subject to the rules of the plan it is part of. You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.

DEATH BENEFIT BEFORE MATURITY DATE

A death benefit will be paid at the death of either the Annuitant or the Owner of the Contract.  We will determine the amount of and pay the death benefit Proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner's or the Annuitant's death before the Maturity Date, plus written direction (from each eligible recipient of death benefit Proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need.  Once a death benefit has been paid, the Contract is terminated.  If you are also the Annuitant, the death benefit Proceeds payable will be those payable on the death of the Annuitant.  However, if the Contract is issued with an Owner and an Annuitant who is not the same individual, the benefit will be paid at the first death.  If the Owner predeceases the

Annuitant, the Cash Surrender Value of the Contract will be paid to the Beneficiary.  If the Annuitant predeceases the Owner, the Guaranteed Minimum Death Benefit, as described below, will be paid to the Beneficiary.

Calculation of the Guaranteed Minimum Death Benefit.  The Contract provides a Base Guaranteed Minimum Death Benefit Option and also offers two enhanced Guaranteed Minimum Death Benefit Options that can be selected at issue for an additional charge.

The two options are:

•	The Annual Ratchet Guaranteed Minimum Death Benefit Option; and
•	The Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Charge will vary for each Guaranteed Minimum Death Benefit Option as described below.  Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.

The death benefit options provide protection in the event of a market downturn.  However, there are additional costs associated with the enhanced Guaranteed Minimum Death Benefits.  Those costs can limit the Contract’s participation in rising equity markets.  Please consult your financial professional.

Base Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit will be the greater of:

•	premium paid, proportionately adjusted for partial surrenders, less any loan balance; or
•	the Contract Value less any loan balance on the date we receive proof of the Annuitant's death.

There is no additional charge for the Base Guaranteed Minimum Death Benefit Option.  This option is available at issue and at any time after.

Annual Ratchet Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit for ages 80 and below will be the greater of:

•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•
the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death.  Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionally adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:

•	the Contract Value at the time of death; or
•	the death benefit calculated as described above for ages 80 and below.

If you elect the Annual Ratchet Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.01665% of Variable Account Value, which equals 0.20% of the Variable Account Value on an annualized basis.  This charge is deducted from the Variable Account Value every Monthly Anniversary Day.  (See “MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE”)  This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 75 or below.

Enhanced Combination Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit for ages 80 and below will be the greatest of:

•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•
premium paid, accumulated annually at 5% interest until the date of the Annuitant’s death, proportionately adjusted for partial surrenders and deducting any loan balance.  We place a maximum on the amount accumulated at 5% interest of two times the premium paid, less surrenders and any loan balance; or

•
the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death. Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:

•	the Contract Value at the time of death; or
•
the value of the Guaranteed Minimum Death Benefit on the Contract Anniversary following the Annuitant’s 80th birthday, calculated as described above, adjusted proportionately for partial surrenders and less any loan balance.

If you elect the Enhanced Combination Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.02912% of the Variable Account Value, which equals 0.35% of the Variable Account on an annualized basis.  This charge is deducted from the Variable Account Value every Monthly Anniversary Day.  (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE")  This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 70 or below.

Adjustment to Guaranteed Minimum Death Benefit Calculation for Partial Surrenders

We will reduce the Guaranteed Minimum Death Benefit calculation by an amount equal to the percentage of the partial surrender as compared to the Contract Value as of the date of the withdrawal.

Changes in Guaranteed Minimum Death Benefit Options

If you have elected the Annual Ratchet or Enhanced Combination Guaranteed Minimum Death Benefit Options, you may change the option at any time to the Base Guaranteed Minimum Death Benefit Option.  The effective date of change will be the Monthly Anniversary Day on or following the date we receive Written Notice of the change.

Death of Annuitant.  If the Annuitant dies before the Maturity Date while the Owner is alive, we will pay the death benefit Proceeds under the Contract to the Beneficiary.

We will pay the Proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elect a payment option.  If the Annuitant is an Owner, we are required to distribute the Proceeds in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.

No death benefit is payable if the Annuitant dies on or after the Maturity Date.

Death of Owner.  If an Owner dies before the Maturity Date while the Annuitant is alive, federal tax law requires (for a Non-Qualified Contract) that we distribute the Cash Surrender Value (or if an Owner is the Annuitant, the Proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death.  If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.

These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

•	the Proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary’s life expectancy);
•	the distributions begin within one year of the Owner’s death; and
•	the Beneficiary is a natural person, not a legal entity such as a corporation or trust.

If the deceased Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.  In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value; we will increase the Contract Value to equal the death benefit.  We will base this increase on the Contract Value on the date we are notified of the death of the Owner.  If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application.  Joint Owners must be husband and wife as of the Contract Date.

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax advisor for more information on this subject.
If an Owner is not an individual, the Annuitant, as determined in accordance with section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements.  Any change in or death of the Annuitant will be treated as the death of an Owner.

Other rules may apply to a Qualified Contract.

PROCEEDS ON MATURITY DATE

The Maturity Date is the latest date when Proceeds under the Contract are payable.  The Proceeds available on the Maturity Date vary depending upon how you elect to receive the Proceeds:

•	we will apply the Contract Value (less any loan balance and any applicable premium taxes) if you elect to receive the Proceeds under a Life Payment Option; and
•	we will apply the Cash Surrender Value (less any applicable premium taxes) if you elect to receive the Proceeds as a lump sum payment or as a Non-Life Payment Option.

You select the Maturity Date, subject to the following restrictions.  The latest Maturity Date is the later of:

•	the Contract Anniversary following the Annuitant's 85th birthday; or
•	the tenth Contract Anniversary.

For Qualified Contracts, distributions may be required to begin at age 70½.  Certain states limit the maximum Maturity Date.

You may change the Maturity Date subject to these limitations:

•	we must receive your Written Notice at least 30 days before the current Maturity Date;
•	you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;
•	the requested Maturity Date must be not later than any earlier Maturity Date required by law; and
•	you submit your Contract if we require it.

On the Maturity Date, we will pay the maturity proceeds under the Life Income Option with a minimum guaranteed payment period of 120 months, unless you have chosen to receive the Proceeds under another payment option or in a lump sum.  (See "PAYMENT OPTIONS”)

PAYMENTS

We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.  We must also receive due proof of death to pay a death benefit.  We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or
•	the SEC permits by an order the postponement for the protection of Owners; or
•
the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practical.

In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Prime Money Fund II Subaccount until the Fund is liquidated.

If you have made a recent loan payment by check or draft, we may defer payment until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit Proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefit Proceeds until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.

Legacy Account.  As described below, Kansas City Life will pay death benefit Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on death benefit Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay death benefit Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

UNCLAIMED PROPERTY LAWS

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.

MODIFICATIONS

We may modify the Contract, subject to providing notice to you.  We may only make modification if it is necessary to:

•	make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;
•
assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);

•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modification, we will issue an endorsement to the Contract (if required), which will reflect the changes.

REPORTS TO CONTRACT OWNER

We will mail you a report containing key information about the Contract at least annually.  The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation.  We will show the information in the report as of a date no more than two months prior to the date of mailing.  We will send you a report at any other time during the year that you request for a reasonable charge.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in allocation instructions;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.  We may suspend these privileges at any time if we decide that such suspension is in the best interests of Owners.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

OPTIONAL RIDERS

FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT

IMPORTANT TERMS

Covered Person means:  the person whose life we use to determine the duration of the Lifetime Income Amount payments.  You should carefully consider who will be the Covered Person under the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the “GMWB”) rider.  Under Qualified Contracts, the Covered Person must be the Owner.  Under Non-Qualified Contracts, the Covered Person must be the Owner, Annuitant, or Beneficiary.  Certain benefits under this rider depend on the age of the Covered Person and the relationship of the Owner to the Beneficiary.  (See “LIFETIME INCOME AMOUNT” and “DEATH BENEFITS”)

Designated Subaccounts means:  the Designated Subaccounts to which you can allocate premium and Contract Value under this rider.  The Designated Subaccounts available depend on the Rider Effective Date.

Excess Withdrawal means:  a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount; or a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year after the Lifetime Income Date to exceed the Lifetime Income Amount.

Guaranteed Withdrawal Balance means:  the total amount available for future periodic guaranteed withdrawals.

Guaranteed Withdrawal Amount means:  the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero.

Investment Strategy means:  the Model Allocations and/or Designated Subaccounts to which you must allocate premium and Contract Value for this rider to remain in effect.

Model Allocation means:  one of the choices available for allocating your premiums and Contract Value under this rider if the Rider Effective Date is before May 29, 2012.

Rider Effective Date means:  the Contract Anniversary date that the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the “GMWB”) is effective from.

Lifetime Income Amount means:  the amount we guarantee to be available each Contract Year for withdrawal during the life of the Covered Person while this rider is in effect.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change in a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change in a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Lifetime Income Date means:  the Contract Anniversary on or after the Covered Person reaches age 65, or the Rider Effective Date if the Covered Person is already age 65 or older at the time the rider is elected.

Withdrawal means:  the amounts partially surrendered as described in the Contract, including any applicable surrender charges.

Settlement Phase occurs:  when total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount; and when the Contract Value reduces to zero; and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero.

Note: Illustrations of how the Guaranteed Minimum Withdrawal Benefit rider works are provided in Appendix B to this Prospectus.

DESCRIPTION OF THE GMWB RIDER

If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge an optional GMWB rider.  The GMWB provides alternative guarantees - which guarantee you receive depends on the amount of the withdrawals you take and the age of the Covered Person.  First, the GMWB guarantees the return of the amount of the single premium you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Withdrawal Amount (this guarantee is available both before and after the Lifetime Income Date).  Second, on and after the Lifetime Income Date, as long as you limit your annual withdrawals to the Lifetime Income Amount, the GMWB guarantees you annual payments of that amount for the rest of the Covered Person’s life, no matter how long the Covered Person lives, even after you have recovered your investment in the Contract and even if your Contract Value reduces to zero.  However, the maximum amount you may be able to withdraw as a Lifetime Income Amount may be less than if you continued to take withdrawals as a Guaranteed Withdrawal Amount.

Example:

Assume that you purchase a Contract with the GMWB when you are 55.  Your premium payment is $100,000.  You make annual withdrawals in each of the next ten years equal to the Guaranteed Withdrawal Amount, or $5,000 (5% of the premium payment of $100,000).  Assuming 0% net investment experience and no annual bonus amounts credited during each of the ten years, after the 10th Contract Year your Contract Value will be $50,000 and your Guaranteed Withdrawal Balance will be $50,000.  You are the Covered Person under the Contract and are now 65 years old.  You have reached the Lifetime Income Date.  If, in each Contract Year thereafter, you limited your annual withdrawals to the Lifetime Income Amount of $2,500 (5% of $50,000 on the Lifetime Income Date), you would be eligible to receive the Lifetime Income Amount of $2,500 annually for the rest of your life.  However, if you continued to withdraw $5,000 annually, you would be guaranteed to receive back your entire $100,000 premium payment because your annual withdrawals did not exceed the Guaranteed Withdrawal Amount.  You would then not be guaranteed to receive the Lifetime Income Amount annually for the rest of your life, because your annual withdrawals exceeded the Lifetime Income Amount of $2,500.

The GMWB does not guarantee Contract Value or the performance of any investment option or model allocation.

IMPORTANT CONSIDERATIONS

•	If your annual withdrawals are greater than the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date), the value of the GMWB rider may be significantly reduced.
•	You must allocate your single premium payment and Contract Value to the Investment Strategy (described below) on and after the Rider Effective Date.
•
To maximize your potential to receive payments under the GMWB rider, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the Investment Strategy options described below.  These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make settlement payments.

•	Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.
•
Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while you are still alive, they also significantly reduce the risk that we will make any settlement payments.

•
In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Withdrawal Balance, then your Contract Value will never be reduced to zero and we will never make settlement payments.

•	For certain Designated Subaccounts, risk and volatility mitigation is part of the Portfolio’s investment strategy. That investment strategy could reduce your investment return.
•	The GMWB rider will end on the Maturity Date unless we are making payments under the Settlement Phase of the GMWB rider.
•	We do not automatically increase your Guaranteed Withdrawal Balance when your Contract appreciates in value. We will only increase your Guaranteed Withdrawal Balance if there is a step-up or bonus.
•
Please remember that all withdrawals, including those made under the GMWB rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age 59½, may be subject to a 10% penalty tax.

•	Withdrawals under the GMWB rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See “FEDERAL TAX ISSUES”)
•	You will begin paying the GMWB rider charge as of the Rider Effective Date, even if you do not begin taking withdrawals for many years.
•
If the Covered Person dies or is no longer an Owner, Beneficiary, or Annuitant of the Non-Qualified Contract or is no longer an Owner of the Qualified Contract, the Lifetime Income Amount reduces to zero.

•	To receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time.
•
If you choose to not take withdrawals equal to or less than the Guaranteed Withdrawal Amount during each Contract Year, the remaining Guaranteed Withdrawal Amount may not be carried forward to any other Contract Year.

•	The GMWB rider may not be available in all states, and we may otherwise limit its availability.
•
If the Covered Person is the Owner and the Owner dies before the Settlement Phase, the Lifetime Income Amount will reduce to zero.  The benefits provided by this rider will only continue if the Beneficiary is the surviving spouse of the Owner, the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time the death benefit is determined, and the Beneficiary does not take the death benefit under the terms of the Contract.

•	Surrender charges will apply to the withdrawals you take. (See “CHARGES AND DEDUCTIONS”)
•	Inflation may impact the value of the GMWB rider.

•
The addition of the GMWB rider to your Contract will not automatically cancel any Systematic Partial Surrender Plan you have established.  Since withdrawals more than your Guaranteed Withdrawal Amount may significantly reduce or eliminate your ability to make withdrawals on and after the Lifetime Income Date, you should consider adjusting your existing Systematic Partial Surrender Plan.

•
Withdrawals for more than your Guaranteed Withdrawal Amount may eliminate your ability to make withdrawals on or after the Lifetime Income Date and, if certain conditions are met, may increase the likelihood that your Contract could be terminated.

•	Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.

You should not purchase the GMWB if:

•
you expect to take annual withdrawals in excess of the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit;

•	you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than building a Guaranteed Withdrawal Balance that will provide guaranteed withdrawals;
•	your Contract is a Qualified Contract that has withdrawal restrictions that prevent you from taking withdrawals;
•	you do not expect to take withdrawals; or
•	your intent is to be able to invest additional premium payments that would be covered by the GMWB.

In considering whether to purchase the GMWB rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the GMWB rider, your Contract Value may have been higher.  The rider may not be appropriate for you if you plan to take Excess Withdrawals.  You should consult your financial professional to discuss whether the GMWB rider suits your needs.

WHEN TO TAKE WITHDRAWALS

You should carefully consider when to begin taking withdrawals if you have elected the GMWB rider.  If you begin taking withdrawals too soon, you may limit the value of the GMWB rider.  For example, you may not be able to increase your Guaranteed Withdrawal Balance and you may lose the potential for increases though step-ups and bonuses.  If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

PURCHASING THE GMWB RIDER

You may elect the GMWB rider at the time you purchase a Contract or the rider may be added to an existing Contract provided:

•	the rider is available for sale in the state where the Contract is sold;
•	you limit the investment of your single premium payment and Contract Value to the Investment Strategy options we make available with the rider;
•	the Covered Person has attained age 20 and has not yet attained age 81; and
•	the Contract does not have a loan balance.

We reserve the right to refuse to issue the GMWB rider at our sole discretion.

GUARANTEED WITHDRAWAL BALANCE

The Guaranteed Withdrawal Balance is used to calculate the Guaranteed Withdrawal Amount and Lifetime Income Amount.  Your Guaranteed Withdrawal Balance is not permitted to exceed $5 million.  The initial Guaranteed Withdrawal Balance is equal to your premium, or if the GMWB rider is added after the Contract Date, the initial Guaranteed Withdrawal Balance is the Contract Value on the Rider Effective Date.  The Guaranteed Withdrawal Balance may increase as a result of a bonus or step-up and it will decrease as a result of a withdrawal.  (See “BONUS,” “STEP-UPS,” and “EFFECT OF WITHDRAWALS ON THE GUARANTEED WITHDRAWAL BALANCE AND THE GUARANTEED WITHDRAWAL AMOUNT”)  The Guaranteed Withdrawal Balance is not a cash value or surrender value, is not available to the Owner, Annuitant or Beneficiary, is not a minimum return for any Subaccount, is not a guarantee of Contract Value, and may not be withdrawn as a lump sum.

GUARANTEED WITHDRAWAL AMOUNT

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero while the GMWB rider is in effect.  The maximum Guaranteed Withdrawal Amount at any time is $250,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance.

LIFETIME INCOME AMOUNT

The Lifetime Income Amount is the amount we guarantee to be available each Contract Year, on and after the Lifetime Income Date, for withdrawal during the life of the Covered Person while the GMWB rider is in effect.  We determine the initial Lifetime Income Amount on the Lifetime Income Date. The initial Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance at the time we make our determination.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change on a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change on a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount.  If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals.  If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount (referred to as “Excess Withdrawals”), we will automatically reset the Guaranteed Withdrawal Balance to equal the lesser of:

•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal.

Each time we reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount.

The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Guaranteed Withdrawal Amount when you make a withdrawal that is less than or equal to the Guaranteed Withdrawal Amount and total withdrawals during that Contract Year remain below or equal to the Guaranteed Withdrawal Amount.

Effect of Withdrawals on the Lifetime Income Amount.  On or after the Lifetime Income Date, we will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount (also referred to as “Excess Withdrawals”).  The Lifetime Income Amount will be automatically reset to equal the lesser of:

•	the Lifetime Income Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Lifetime Income Amount when you make a withdrawal that is less than or equal to the Lifetime Income Amount and total withdrawals during that Contract Year remain below or equal to the Lifetime Income Amount.  In certain circumstances, however, we will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year.  These involve withdrawals taken as Required Minimum Distributions.  (See “REQUIRED MINIMUM DISTRIBUTIONS”)

Please note if you take any withdrawals before the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount.  Although you may continue to take withdrawals up to the

Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount (as long as the Guaranteed Withdrawal Balance has not reduced to zero) your Lifetime Income Amount may be reduced if the amount you withdraw exceeds the Lifetime Income Amount.  You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Remember:

•	Excess Withdrawals could reduce your Guaranteed Withdrawal Balance by substantially more than the actual amount of the withdrawal.
•	Excess Withdrawals may significantly reduce or eliminate future Guaranteed Withdrawal Amounts and Lifetime Income Amounts.

BONUS

We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during the GMWB rider’s bonus period if you take no withdrawals during that Contract Year.  The bonus period is the first 10 Contract Years after the Rider Effective Date while the Covered Person is less than age 80.  Each time you qualify for a bonus:

If the Guaranteed Withdrawal Balance was not previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by:

•	an amount equal to 5% of the single premium paid to the Contract if the rider is issued on the Contract Date; or
•	an amount equal to 5% of the initial Guaranteed Withdrawal Balance if this rider is added after the Contract Date.

If the Guaranteed Withdrawal Balance was previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by an amount equal to 5% of the sum of the Guaranteed Withdrawal Balance immediately after the latest step-up or reset.

Each time we apply a bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount as follows:

•	The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus; and
•	The Lifetime Income Amount will equal the greater of the Lifetime Income Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus.

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and consequently, will increase the rider charges (because such charges are based on a greater Guaranteed Withdrawal Balance).  Further, bonuses may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Bonuses do not increase the Contract Value of the Contract.

STEP-UPS

If the Contract Value on any step-up date is greater than the Guaranteed Withdrawal Balance on that date, we will automatically increase (“step-up”) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Upon a step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the current monthly rider charge percentage.  (See “GMWB RIDER CHARGE”)

The Guaranteed Withdrawal Amount will equal the greater of:

•	the Guaranteed Withdrawal Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

The Lifetime Income Amount will equal the greater of:

•	the Lifetime Income Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

We reserve the right to increase the current monthly rider charge percentage up to 0.10%.  If we decide to increase the current monthly rider charge percentage at the time of a step-up, you will receive advance notice and be given the opportunity to decline the automatic step-up.  (See “GMWB RIDER CHARGE”)

The step-up dates occur only while the GMWB rider is in effect.  For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012, the step-up dates occur on each of the 3rd, 6th, and 9th Contract Anniversaries after the Rider Effective Date.  After the 9th Contract Anniversary, the step-up dates occur on each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary after the Rider Effective Date.  For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after, the step-up dates occur on each Contract Anniversary after the Rider Effective Date up to and including the 30th Contract Anniversary after the Rider Effective Date.  If you decline an automatic step-up, you will have the option to elect to step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent step-up dates.  If you decide to step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic step-ups.

Please note that the automatic step-up may be of limited benefit if you intend to make a single premium payment that would cause your Contract Value to approach $5 million, since the Guaranteed Withdrawal Balance is not permitted to exceed $5 million.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

INVESTMENT STRATEGY

The Investment Strategy includes Model Allocations, each based on different profiles of an investor’s willingness to accept investment risk, and Designated Subaccounts.  As discussed below, the Investment Strategy that is available to you will vary based on your GMWB rider effective date.  (See “AVAILABLE MODEL ALLOCATIONS AND DESIGNATED SUBACCOUNTS”)  You must choose one of these available Model Allocations or Designated Subaccounts and your premium payment (in the case of a new application) or Contract Value (in the case of a situation where you added the rider after the effective date of the Contract) will be allocated to the Investment Strategy according to the investment option you select.  Contract Value will be rebalanced quarterly to maintain the current allocations.  Investment in an Investment Strategy is intended to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant’s death, thereby requiring Kansas City Life to make settlement payments to you during the Settlement Phase.

While the GMWB rider is in effect, you must invest 100% of your premium and Contract Value at all times in a manner consistent with any one of the Model Allocations or Designated Subaccounts currently offered in the Investment Strategy (please note that solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Prime Money Fund II Subaccount to be a Designated Subaccount.  (See “AVAILABLE MODEL ALLOCATIONS AND DESIGNATED SUBACCOUNTS”)

Unless you request otherwise, withdrawals will be taken in proportion to the Contract Value in the Subaccounts; you may specify the Subaccounts from which a withdrawal is to be made.

You should consult with your financial professional to assist you in determining which Model Allocation or Designated Subaccount available with the GMWB rider is best suited for your financial needs and risk tolerance.

AVAILABLE MODEL ALLOCATIONS AND DESIGNATED SUBACCOUNTS

You must allocate your entire Contract Value to one of the available Investment Strategy options shown below (however, solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Prime Money Fund II Subaccount to be a Designated Subaccount).  On a quarterly basis, we will rebalance your entire Contract Value to the Subaccounts in accordance with the percentages specified in the Model Allocation/Designated Subaccount you elected.

Under our Dollar Cost Averaging Plan, you may elect to allocate your premium and Contract Value over time to one of the available Model Allocations or Designated Subaccounts.  If you elect the Dollar Cost Averaging Plan and you have elected the GMWB rider, transfers will occur on a monthly basis for a period you choose, ranging from 3 to 12 months.

We offer Model Allocations, each comprised of a carefully selected combination of investment options, and Designated Subaccounts.  You need to determine which Model Allocation or Designated Subaccount is best for you.  You should not regard the Model Allocations or Designated Subaccounts as investment advice.  You should consult with your financial adviser on this decision.  Your financial adviser can help you determine which Investment Strategy option is best suited to your financial needs, investment time horizon, and willingness to accept investment risk.  You should periodically review these factors with your financial adviser to determine if you should change the Investment Strategy option to keep up with changes in your personal circumstances.  Your financial adviser can assist you in completing the proper forms to make a change to a different Investment Strategy option.  Kansas City Life bears no responsibility for your decision to select or change your Investment Strategy option.

For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012

The available Model Allocations are:

Moderate Aggressive
Allocation	Subaccount
14%	American Century VP Value Fund – Class I
14%	MFS Research Bond Series – Initial Class Shares
12%	Dreyfus Stock Index Fund, Inc. – Initial Shares
11%	American Century VP International Fund – Class I
8%	Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2)
7%	American Century VP Inflation Protection Fund – Class II
7%	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
7%	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
6%	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)
4%	Fidelity VIP Contrafund® Portfolio – Service Class 2
4%	Franklin Global Real Estate VIP Fund – Class 2 (formerly Franklin Global Real Estate Securities Fund – Class 2)
3%	American Century VP Ultra® Fund – Class I
3%	Templeton Developing Markets VIP Fund – Class 2 (formerly Templeton Developing Markets Securities Fund – Class 2)

Moderate
Allocation	Subaccount
17%	MFS Research Bond Series – Initial Class Shares
13%	American Century VP Value Fund – Class I
12%	Dreyfus Stock Index Fund, Inc. – Initial Shares
10%	American Century VP Inflation Protection Fund – Class II
8%	American Century VP International Fund – Class I
8%	MFS Strategic Income Portfolio – Initial Class Shares (formerly MFS Strategic Income Series – Initial Class Shares)
7%	Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2)
5%	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
4%	Fidelity VIP Contrafund® Portfolio – Service Class 2
4%	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)
3%	Federated Prime Money Fund II
3%	Franklin Global Real Estate VIP Fund – Class 2 (formerly Franklin Global Real Estate Securities Fund – Class 2)
3%	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
3%	Templeton Developing Markets VIP Fund – Class 2 (formerly Templeton Developing Markets Securities Fund – Class 2)

Moderate Conservative
Allocation	Subaccount
23%	MFS Research Bond Series – Initial Class Shares
14%	MFS Strategic Income Portfolio– Initial Class Shares (formerly MFS Strategic Income Series – Initial Class Shares)
13%	American Century VP Inflation Protection Fund – Class II
13%	American Century VP Value Fund – Class I
8%	Dreyfus Stock Index Fund, Inc. – Initial Shares
7%	American Century VP International Fund – Class I
6%	Federated Prime Money Fund II
5%	Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2)
4%	Fidelity VIP Contrafund® Portfolio – Service Class 2
4%	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)
3%	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares

Conservative
Allocation	Subaccount
33%	MFS Research Bond Series – Initial Class Shares
21%	MFS Strategic Income Portfolio – Initial Class Shares (formerly MFS Strategic Income Series – Initial Class Shares)
17%	American Century VP Inflation Protection Fund – Class II
9%	American Century VP Value Fund – Class I
9%	Federated Prime Money Fund II
5%	American Century VP International Fund – Class I
3%	Dreyfus Stock Index Fund, Inc. – Initial Shares
3%	Fidelity VIP Contrafund® Portfolio – Service Class 2

Indexed Strategy
Allocation	Subaccount
65%	Dreyfus Stock Index Fund, Inc. – Initial Shares
35%	MFS Research Bond Series – Initial Class Shares

You may allocate your premium and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.

The available Designated Subaccounts are:

•	Fidelity VIP Freedom 2010 Portfolio – Service Class 2
•	Fidelity VIP Freedom 2015 Portfolio – Service Class 2
•	Fidelity VIP Freedom 2020 Portfolio – Service Class 2
•	Fidelity VIP Freedom Income Portfolio – Service Class 2
•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after

There are no available Model Allocations.

You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.
The available Designated Subaccounts are:

•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares

•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

Sunset Financial Services, Inc., an affiliate of Kansas City Life Insurance Company, will serve as your investment adviser solely for purposes of developing and updating the Model Allocations.  If you select a Designated Subaccount instead of a Model Allocation, you will not have an investment advisory relationship with Sunset Financial.  For more information on Sunset Financial’s role as investment adviser in connection with the Model Allocations, please see Part 2 of Sunset Financial’s Form ADV (the investment adviser registration form), which will be provided to you if you select a Model Allocation and at any time upon your request.

On a periodic basis or when Sunset Financial believes appropriate, the Model Allocations are evaluated and the Model Allocations are updated, as discussed below.  In developing and periodically updating the Model Allocations, we currently rely on the recommendations of an independent third-party analytical firm.  We may change the firm that we use from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

Each of the Model Allocations is evaluated periodically to assess whether the combination of Investment Options within each Model Allocation should be changed.  As a result of the periodic analysis, the percentage allocations in each Model Allocation may change, and Subaccounts may be added to or substituted in a Model Allocation (including Subaccounts not currently available), or Subaccounts may be deleted from a Model Allocation.  We also periodically evaluate the Designated Subaccounts, and may add, remove, or substitute the Designated Subaccounts within the Investment Strategy.

We will notify you at least 30 days in advance of any substitution, removal, or change to a Model Allocation or Designated Subaccount that you selected.  You should carefully review these notices.  If you wish to accept the changes in your selected Investment Strategy option, you will not need to take any action, as your Contract Value will be reallocated in accordance with the updated Investment Strategy option accordingly.  If you do not wish to accept the changes to your selected Investment Strategy option, you can change to a different Investment Strategy option or terminate the GMWB rider.

No Model Allocation is a fund-of-funds.  For more information regarding each Fund that we permit you to invest in through an Investment Strategy option, including information relating to that Fund’s investment objectives, policies and restrictions, and the risks of investing in that Fund, please see the “Kansas City Life, the Variable Account and the Funds” section of this Prospectus as well as the Fund’s prospectus.  You can obtain a Prospectus containing more complete information on each of the Funds by contacting Variable Administration at 1-800-616-3670.  You should read the Fund’s prospectus carefully before investing.

You may change to one of the other available Model Allocations or Designated Subaccounts within the Investment Strategy, at any time, by Written Request.  Any change will be effective on the date we receive your Written Request.  You must transfer all of your Contract Value at the time of such Written Request to that Model Allocation or Designated Subaccount.  You may not make transfers between the Subaccounts and the Fixed Account other than to transfer 100% of your Contract Value to another Investment Strategy option.  We will waive the restrictions defined in “Transfer Privilege” if the applicable transfer is required under the terms of the GMWB rider.

A Model Allocation or a Designated Subaccount may not perform as intended.  Although the Model Allocations are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Model Allocations are based, which could cause the Model Allocations to be ineffective or less effective in reducing volatility.  Investment performance of your Contract Value could be better or worse than expected.  A Model Allocation may perform better or worse than any single Subaccount or asset class or other combinations of Investment Options or asset classes.  One purpose of requiring you to invest in accordance with the Investment Strategy is to limit Kansas City Life’s exposure under the GMWB rider.  This is done by ensuring that your Contract Value is diversified and not concentrated in the riskiest Subaccounts.  You should not purchase the GMWB rider if you wish to allocate your Contract Value in a non-diversified or highly aggressive manner.

Model Allocation performance is dependent upon the performance of the component Subaccounts.  The timing of your investment and the frequency of automatic rebalancing may affect performance.  Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

Sunset Financial may be subject to competing interests that have the potential to influence its decision making with regard to the Model Allocations (such competing interests also may be present when Kansas City Life selects the Designated Subaccounts that are available in the Investment Strategy).  For example, Kansas City Life may receive greater compensation in connection with investments in certain Subaccounts than other Subaccounts, thereby providing Sunset Financial with incentive to use the Subaccount with the higher compensation as part of a Model Allocation.  All Model Allocations are analyzed by an independent third party analytical firm.  We do not dictate to the third party analytical firm the number of Subaccounts in a Model Allocation, the percent that any Subaccount represents in a Model Allocation, or which Subaccounts may be selected (other than to require the exclusion of any Subaccount that is expected to be liquidated, merged into another Subaccount, or otherwise closed).  We believe our reliance on the recommendations of an independent third-party analytical firm to develop and update the Model Allocations (as described above) reduces the potential for us to be influenced by these competing interests, but there can be no assurance of this.

The Subaccounts and the Funds in which they invest will need to issue new accumulation units or shares, or redeem their accumulation units or shares, as a result of the periodic updating of the Model Allocations.  Therefore, a Fund may need to buy securities with the money it receives from shares issued or sell securities to raise cash to pay redemption proceeds, thereby incurring transaction costs and possibly disrupting the management of the Fund.  This may adversely affect the performance of the Funds and the Model Allocations.

If you elect to purchase the GMWB rider you may invest your Contract Value only in the Investment Strategy options we make available with this benefit.

REQUIRED MINIMUM DISTRIBUTIONS

For purposes of the GMWB rider, withdrawals considered Required Minimum Distributions are distributions within a calendar year that are intended to be paid to you as required by section 401(a)(9), section 403(b)(10), section 408(b)(3), or section 408A(c) of the Internal Revenue Code.

Under our Required Minimum Distributions program, each withdrawal will be in an amount that we determine to be your Required Minimum Distribution under your Contract, considering only that Contract.  Our calculation will be based on information that you provide and our understanding of the Code.  We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

You should discuss these matters with your tax adviser prior to electing the GMWB rider.

Each withdrawal under our Required Minimum Distributions program will reduce your Contract Value and your Guaranteed Withdrawal Balance.  We will not, however, reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Required Minimum Distributions program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable.

We will not make any further withdrawals under our Required Minimum Distributions program if both the Contract Value and the Guaranteed Withdrawal Balance reduce to zero.  We will make distributions as part of the GMWB rider’s Settlement Phase, however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Required Minimum Distributions provide minimum lifetime distributions as described or as required under certain sections of the Code.  Withdrawals under our Required Minimum Distributions program will not be treated as Excess Withdrawals and will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.

SETTLEMENT PHASE

We automatically make settlement payments during the GMWB rider’s Settlement Phase.  The Settlement Phase begins if total withdrawals during the Contract Year:

•	are equal to or less than the Guaranteed Withdrawal Amount; and
•	the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero.

During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional riders, terminate.  We will not deduct any charge for the GMWB rider during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you.  The settlement payment amount we permit you to choose varies:

•
You may choose an amount that is equal to, or no greater than, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase.  We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero.  After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.  Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.  (See “EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT”)

•
You may choose to continue to receive distribution payments under the Required Minimum Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero.  (See “REQUIRED MINIMUM DISTRIBUTIONS”)  After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.

•
We will make annual settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase.

•
After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount.  (See “EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT”)  We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Required Minimum Distribution program.

Any withdrawal you make under the GMWB rider before the Settlement Phase is a withdrawal from your Contract Value. We are only required to start using our own money to make payments when the GMWB rider Settlement Phase begins.

Withdrawals under the GMWB rider are not annuity payouts.  Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

DEATH BENEFITS

Death benefits before the Settlement Phase

If you die while the GMWB rider is in effect but before the Settlement Phase, the GMWB rider generally will terminate.  This means Kansas City Life will make no more payments under this rider.

However, if (i) you die while the GMWB rider is in effect but before the Settlement Phase, (ii) the sole Beneficiary is your surviving spouse, and (iii) your surviving spouse does not elect to take the death benefit under the terms of the Contract, the following will apply:

If:	Then the GMWB rider:
the Covered Person is no longer alive
•Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
•Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.
•Continues to impose the GMWB rider charge.
•Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

the Covered Person is alive (e.g. if the Beneficiary is the Covered Person)
•Continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of the death benefit, we will determine the initial Lifetime Income Amount on the first Contract Anniversary after the Covered Person has reached age 65.
•Continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero.  We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
•Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and either the Lifetime Income Amount or the Guaranteed Withdrawal Balance is still greater than zero.
•Continues to impose the GMWB rider charge.
•Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

Note that under Qualified Contracts other than IRAs, spousal continuation will not satisfy Required Minimum Distributions.  Consult a tax adviser.

Death benefit during the Settlement Phase

If the Covered Person dies during the Settlement Phase, no death benefit under the Contract will be payable.  The only death benefit we provide are the remaining settlement payments that may become due under the GMWB rider.  Those payments will be made at least as rapidly as they were being paid before the death of the Covered Person.

TERMINATION

Although the GMWB rider provides that you may not terminate the rider for five years from the Rider Effective Date, we are waiving this provision.  You may terminate your GMWB rider at any time.

Nevertheless, there are circumstances when your GMWB rider will terminate automatically.  Your GMWB rider will terminate automatically upon the earliest of:

•	the date the Contract terminates for any reason; or
•	the date this rider is cancelled by you; or
•	the date a death benefit is payable upon the death of any Owner, unless the surviving spouse is the sole Beneficiary; or
•	the date a death benefit is payable upon the death of the Owner and the Beneficiary takes the death benefit under the terms of the Contract; or
•	the date a death benefit is payable upon the death of the Annuitant who is not the Owner; or
•	the date an annuity option under the Contract begins; or
•	the date the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero; or
•	the date you change your allocation instructions or transfer Contract Value to an investment option other than to an Investment Strategy option.

GMWB RIDER CHARGE

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The current GMWB rider charge is equal to 0.079% multiplied by the Guaranteed Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

We reserve the right to increase the current monthly rider charge percentage on the effective date of each step-up.  However, the current monthly rider charge percentage will never exceed 0.10%.

The addition of the GMWB rider to a Contract may not always be in your interest since an additional charge is deducted monthly for this benefit and the Covered Person must attain age 65 and remain living for you to receive certain benefits.  Furthermore, the GMWB rider limits the investment options otherwise available under the Contract, contains age caps and limitations on an Owner’s rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the payment options described in this Prospectus.  You should carefully consider each of these factors before deciding if the GMWB rider is suitable for your needs, especially at older ages.

FEDERAL TAX ISSUES

The application of certain tax rules to the GMWB rider, particularly those rules relating to distributions from your Contract, are not entirely clear.  In this regard, we intend to treat any amounts received by you under the GMWB rider during the Settlement Phase as annuity payments for tax purposes.  However, we intend to treat the payments made to you prior to the Settlement Phase or to our establishing an annuity date, as withdrawals for tax purposes.  (See “FEDERAL TAX STATUS”)  In view of this uncertainty, you should consult a tax adviser before purchasing a GMWB rider.

The value of the GMWB rider may need to be included in calculating Required Minimum Distributions under Qualified Contracts.  Consult a tax adviser.

THE FIXED ACCOUNT

You may allocate some or all of the premium and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply.  (See “TRANSFERS FROM FIXED ACCOUNT”)  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee the amount of premium paid plus guaranteed interest and less applicable deductions.

Our general account supports our insurance and annuity obligations.  Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses still apply.

GUARANTEED AND CURRENT INTEREST RATES

There are two interest rates that are applicable to the Fixed Account – the guaranteed interest rate and the current interest rate.  The actual rate credited to the Fixed Account Value is the greater of the guaranteed interest rate and the current interest rate.

Guaranteed interest rate for Contracts issued on or after May 31, 2011, if approved in your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  We guarantee that this rate will be at least 1% but not more than 3% per year.

We determine the guaranteed interest rate on your Contract Date and on each Redetermination Date thereafter.  The guaranteed interest rate will be in effect from the Contract Date until the first Redetermination Date, and thereafter, from each Redetermination Date until the next Redetermination Date.

The redetermined guaranteed interest rate for the Fixed Account is based on the 5-year Constant Treasury Maturity monthly average rate for November of the previous calendar year published by the Federal Reserve (the “Treasury Rate”). The redetermined guaranteed interest rate for the Fixed Account will be calculated as the Treasury Rate rounded to the nearest five-hundredths of one percent (0.05%) reduced by 1.25%, and will be at least 1% and not more than 3% annually. We will notify you when your guaranteed interest rate is redetermined.

Guaranteed interest rate for Contracts issued before May 31, 2011 and for Contracts issued on and after May 31, 2011 where the guaranteed interest rate described above has not been approved by your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  The guaranteed interest rate is 3% per year.

Current Interest Rate.  We may credit a current interest rate in excess of the guaranteed interest rate. Current interest rates are influenced by, but do not necessarily correspond to, prevailing market interest rates.  We will determine current interest rates at our discretion.  You assume the risk that the interest rate we credit may not exceed the guaranteed interest rate.  Since we anticipate changing the current interest rate from time to time, we may credit different allocations with different current interest rates, based upon the date amounts are allocated to the Fixed Account.  We will not change the current interest rate credited to funds in the Fixed Account more often than once each year.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first out (“LIFO”) basis.  We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

CALCULATION OF FIXED ACCOUNT VALUE

On the Contract Date, the Fixed Account Value is equal to the portion of the premium allocated to the Fixed Account.

On each Valuation Day thereafter, the Fixed Account Value is equal to:

•	Fixed Account Value on the preceding Valuation Day; plus
•	amounts allocated or transferred to the Fixed Account; plus
•	interest credited; less
•	amounts deducted, transferred, or surrendered from the Fixed Account since the preceding Valuation Day, including any interest.

TRANSFERS FROM FIXED ACCOUNT

We allow one transfer each Contract Year from the Fixed Account.  During the first eight Contract Years, the amount transferred from the Fixed Account may not exceed the greatest of:

•	25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount); or
•	the amount transferred out of the Fixed Account in the prior Contract Year; or
•	$2,000 (or the unloaned Fixed Account Value, if less).

Beginning in the 9th Contract Year, there is no limitation on the amount transferred from the Fixed Account.

Because of the transfer limitations during the first eight Contract Years, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.

DELAY OF PAYMENT

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer.  If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation.  Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment Proceeds.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE

General.  We do not deduct a charge for sales expense from the premium at the time you pay it.  However, we may deduct a surrender charge when the premium is withdrawn upon a surrender or partial surrender or if you elect a Non-Life Payment Option during the first eight years following the payment of the premium.  The purpose of the surrender charge is to reimburse us for some of the expenses we incur in distributing the Contracts.  If the surrender charges are not enough to cover sales expenses, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess.  We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts.  We will make up any shortfall from our general assets, which may include amounts we derive from the mortality and expense risk charge.

Charge for Partial Surrender or Surrender.  If you take a partial or full surrender of the Contract or elect a Non-Life Payment Option during the first eight Contract Years, we will assess a surrender charge as follows:

During Contract Year
Year	1	2	3	4	5	6	7	8	9+
Percentage	8%	8%	7%	6%	5%	4%	3%	2%	0%

To determine the surrender charge we first assume that your surrender or Non-Life Payment Option election is from amounts (other than earnings) that can be withdrawn without a surrender charge, then from other amounts (other than earnings) and then from earnings.  Once we have calculated the total surrender charge amount we actually withdraw it from the Fixed Account and Subaccounts in the same proportion that the withdrawal is being made.  In calculating the surrender charge, we do not include earnings, although the actual withdrawal to pay the surrender charge may come from earnings.

If you surrender the Contract, we will deduct the surrender charge from the Contract Value in determining the Cash Surrender Value.  For a partial surrender, we will deduct the surrender charge from the amount surrendered or from the Contract Value remaining after the amount requested is surrendered, according to your instructions.

Amounts Not Subject to Surrender Charge.  Your first partial surrender during a Contract Year will not be subject to a surrender charge to the extent that the amount you surrender is not in excess of 10% of the Contract Value.  We limit this 10% free partial surrender to the first partial surrender per Contract Year, even if the amount you surrender is less than 10% of the Contract Value.  We will assess the applicable surrender charge on any amounts surrendered in excess of 10% and any additional surrenders, which occur after the first partial surrender in a Contract Year.  The 10% free partial surrender is not cumulative from year to year.

If you make a full surrender of the Contract the surrender charge does not apply to 10% of the Contract Value provided you have not already received credit for the 10% free partial surrender during that Contract Year.  If you have not already received the free 10% partial surrender in that Contract Year, then only 90% of the Contract Value is subject to a surrender charge upon a full surrender.

If you have elected to participate in the Systematic Partial Surrender Plan, your 10% free partial withdrawal may apply to payments under this plan as long as you have not already received your free partial withdrawal for that Contract Year.  (See “SYSTEMATIC PARTIAL SURRENDER PLAN”)  You are limited to one election of the Systematic Partial Surrender Plan per Contract Year without being subject to the surrender charge.  (This limitation applies even if the amount surrendered during that Contract Year is less than 10% of the Contract Value.)  In the Contract Year in which you elect to participate in the Plan, we will calculate the 10% limitation based on the Contract Value at the time of election.  In each subsequent Contract Year in which you continue to participate in the Plan, we will calculate the 10% limitation based on the Contract Value as of the beginning of that year.  We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year.  Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount.  Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable surrender charge from the remaining Contract Value.  After the eighth Contract Year, when the surrender charge reaches zero, we will no longer apply a surrender charge.

If you elect a Life Payment Option, we will not apply a surrender charge.

    Nursing Home Waiver.  If you meet the requirements described below for the Nursing Home Waiver, we will pay out the full Contract Value without applying any surrender charges.  In order to be eligible for this waiver:

•	we must receive satisfactory proof that you are admitted to a licensed nursing home;
•	the Contract Value must be paid out in equal amounts over at least a three-year period; and
•	you must be confined for at least 90 days before we will waive the surrender charges.

This waiver may not be available in all states.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

ADMINISTRATIVE CHARGES

Annual Administration Fee.  At the beginning of each Contract Year we will deduct an annual administration fee of $30 (or less if required by applicable state law) from the Contract Value.  The purpose of this fee is to reimburse us for administrative expenses relating to the Contract.  We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year.  We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each account bears to the total Contract Value.  This fee does not apply after the Maturity Date.

Asset-Based Administration Charge.  We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%.  This translates to a daily rate of 0.0004110%.  The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account.  This charge does not apply after the Maturity Date.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily mortality and expense risk charge from the assets of the Variable Account.  This charge will be equal to an annual rate of 1.25%.  This translates to a daily rate of 0.0034247%.  The purpose of this charge is to compensate us for assuming mortality and expense risks.  This charge does not apply after the Maturity Date.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract.  Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received.  The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date.  The expense risk we assume is the risk that the annual administration fee, asset-based administration charge, and transfer processing fee may be insufficient to cover actual future expenses.

If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE

If a Guaranteed Minimum Death Benefit Option other than the base provision is selected, there is an additional charge.  The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:

•	Base Guaranteed Minimum Death Benefit Option: no additional charge.
•
Annual Ratchet Guaranteed Minimum Death Benefit Option:  A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.20% of the Variable Account Value on an annualized basis.

•
Enhanced Combination Guaranteed Minimum Death Benefit Option:  A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.35% of Variable Account Value on an annualized basis.

It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you.  Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The GMWB rider charge is equal to 0.10% (currently 0.079%) multiplied by the Guaranteed Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies.  Premium tax rates may change from time to time by legislative and other governmental action.  In addition, other governmental units within a state may levy such taxes.

If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract Proceeds to a payment option or a lump sum payment.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the surrender charges and/or administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity.  We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses.  We will make any reductions in accordance with our rules in effect at the time of the application.  The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which the premium will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Owner.

OTHER TAXES

We do not currently assess a charge against the Variable Account for federal income taxes.  We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us.  We may also deduct charges for other taxes attributable to the Variable Account.

LOAN INTEREST CHARGE

If a Contract is a section 403(b) TSA Qualified Contract, Contract loans may be available if permitted by an employer’s section 403(b) plan.  A loan interest charge is assessed by crediting a lower rate on amounts held in the loan account as collateral than the rate charged on the loan amount.  The maximum amount of interest we charge on a loan is 8% annually of the loan amount.  The net loan interest charge is the difference between the amount charged on any loan amount and the amount credited to the loan account (3% annually).

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS

The funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

The Contract ends on the Maturity Date and we will pay the Proceeds to the payee under the payment option selected.  The amount we apply to the payment option will vary depending upon which payment option you select.  If you elect a Life Payment Option (Options 4 and 5 described below), we will apply the full Contract Value to that option.  If you elect a Non-Life Payment Option (Options 1, 2, and 3 described below) or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value.  If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract Proceeds as a life annuity with payments guaranteed for ten years.

You may also apply Contract Proceeds under a payment option prior to the Maturity Date.  If you elect a Life Payment Option, we will apply the full Contract Value.  If you elect a Non-Life Payment Option or a lump sum payment, we will apply the Cash Surrender Value.

The Beneficiary may also apply a death benefit (upon the Annuitant’s death) under a payment option.

Naming different persons as Owner and Annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it.  Use care when naming Owners, Annuitants and Beneficiaries, and consult your registered representative if you have questions.

We will deduct any premium tax applicable from Proceeds at the time payments start.  In order for us to pay Proceeds under a payment option or a lump sum, the Contract must be surrendered.

We describe the payment options available below.  The term "payee" means a person who is entitled to receive payment under that option.

If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.

ELECTION OF OPTIONS

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living.  If the payee is not the Owner, we must provide our consent for the election of a payment option.  If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant’s death.

An election of a payment option and any revocation or change must be made by Written Notice.  Proceeds of at least $2,000 are required for all payment options.  You may not elect an option if any periodic payment under the election would be less than $50.  We may make payments less frequently so that each payment is at least $50.  Subject to this condition, we will make payments annually or monthly at the end of such period.

DESCRIPTION OF OPTIONS

Option 1: Interest Payments. We will make guaranteed interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest annually.  The Proceeds and any unpaid interest may be withdrawn in full at any time.

    Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 3: Installments for a Specified Period. We will pay the Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may also pay additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 4: Life Income. We will pay an income during the payee's lifetime.  A minimum guaranteed payment period may be chosen.  Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living.  A minimum guaranteed payment period of ten years may be chosen.

Choice of Options: You may choose an option by Written Notice during the Annuitant’s lifetime.  If an option for payment of Proceeds is not in effect at the Annuitant’s death, the Beneficiary may make a choice.

Options 1, 2, and 3 may not satisfy the minimum required distribution requirements for a Qualified Contract.  Consult a tax adviser.  If you elect options 2 or 3 and withdraw the unpaid installments, our obligations under the payment option will end.

YIELDS AND TOTAL RETURNS

YIELDS

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts.  These figures are based on historical earnings and do not indicate or project future performance.  Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations.  More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds.  The Funds' performance reflects the Funds' expenses.  (See the prospectuses for the Funds)

The yield of the Federated Prime Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period.  The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Federated Prime Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period.  The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

TOTAL RETURNS

Standard Subaccount Average Annual Total Return. The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations.  When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided.  Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.  This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

Adjusted Historic Portfolio Average Annual Total Returns. In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements.  For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts.  Adjusted historic portfolio average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge.  In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.

We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods.  For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

FEDERAL TAX STATUS

INTRODUCTION

The following discussion is general in nature and is not intended as tax advice.  Each person concerned should consult a competent tax adviser.  No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes.  If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract.  If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

Non-Natural Person.  If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases of the Contract Value.  There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals.  When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner’s investment in the Contract (generally, the premium or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.  In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income.  In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•
made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  You should consult a tax adviser with regard to exceptions from the penalty tax.  A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.  Please consult a tax advisor for more information.

Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization.  Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.  None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Death Benefit Options.  It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you.  Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant.  Generally, such amounts are includible in the income of the recipient as follows:  (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein.  An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.

Withholding.  Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts.  All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information.  We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption.  Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.  Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan.  The “investment in the contract” generally equals the amount of any non-deductible premium paid by or on behalf of any individual.  In many cases, the “investment in the contract” under a Qualified Contract can be zero.

Individual Retirement Accounts (IRAs), as defined in sections 219 and 408 of the Code, permit individuals to make annual contributions in 2014 of up to the lesser of $5,500 (or $6,500 if you are age 50 or over) or the amount of compensation includible in the individual’s gross income for the year.  The contributions may be deductible in whole or in part, depending on the individual’s income.  Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit provisions in the Contract comports with IRA qualification requirements.  The value of the enhanced death benefits may need to be considered in calculating minimum required distributions.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation, in 2014 up to $12,000 (or $14,500 if you are age 50 or over).  The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.  Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.  Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A conversion of an IRA to a Roth IRA is generally subject to tax.  The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.

Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.  Adverse tax consequences to the retirement plan, the participant, or both, may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Contract includes a death benefit that in some cases may exceed the greater of the premium payment or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan.  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payment made, within certain limits, on a Contract that will provide an annuity for the employee’s retirement.  The premium payment may be subject to FICA (social security) tax.  Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.  Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.  For Contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Contract includes a death benefit that in some cases may exceed the greater of the premium payment or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b).  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.  If your Contract was issued pursuant to a section 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.  We will defer such payments you request until all information required under the tax law has been received.  By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other section 403(b) contracts or accounts you have under the section 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Other Tax Issues.  Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions.  You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability.  The withholding rate varies according to the type of distribution and the Owner’s tax status.  The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

Taxable “eligible rollover distributions” from section 401(a) plans and section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%.  An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, to an employee (or employee’s spouse or former spouse as Beneficiary or alternate payee), distributions in a specified annuity form, or hardships distributions.  The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.  Consult an estate-planning adviser for more information.

Under certain circumstances, the Code may impose a generation-skipping transfer tax (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2014, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.  We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive.  We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers that in turn may sell the Contracts through their registered representatives.

We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  Sunset Financial will receive commissions of up to 6.00% of the premium paid.  In addition, we may pay an asset-based commission of an amount up to 0.20% in years two and beyond.  Additional amounts may be paid in certain circumstances.  Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments.  Sunset Financial does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.

Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling broker-dealers may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

American Century® Variable Portfolios II, Inc., Columbia Funds Series Trust I, Columbia Funds Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, and Franklin Templeton Variable Insurance Products Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

Commissions and other incentives or payment described above are not charged directly to Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Owners do pay directly or indirectly.

LEGAL PROCEEDINGS

The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in the Statement of Additional Information:

•	consolidated balance sheets as of December 31, 2013 and 2012; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2013.

The following financial statements for the Variable Account are included in the Statement of Additional Information:

•	statement of net assets as of December 31, 2013; and
•
related statement of operations for the period or year ended December 31, 2013, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2013, and financial highlights for each of the periods or years in the five-year period ended December 31, 2013.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

APPENDIX A - CONDENSED FINANCIAL INFORMATION

The unit values (in dollars) and the number of accumulation units for each Subaccount for the periods shown are as follows:

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	5-1-10
AIM Variable Insurance Funds
V.I. American Franchise Fund - Series I Shares	62,456	6.26	4.65	77,357	4.53	4.16	87,878	4.08	4.54	105,740	4.50	4.18
V.I. Core Equity Fund - Series I Shares	85,564	10.65	8.51	119,951	8.36	7.59	141,560	7.44	7.61	167,793	7.55	7.38
V.I. Technology Fund - Series I Shares	108,561	3.79	3.17	131,681	3.08	2.84	136,197	2.80	3.04	148,303	2.99	2.67
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	156,625	26.32	20.86	194,416	20.39	18.00	229,263	17.82	19.66	262,301	19.33	17.03
VP Income & Growth Fund - Class I	132,964	10.91	8.34	146,948	8.15	7.31	171,717	7.20	7.15	188,959	7.08	6.84
VP International Fund - Class I	466,466	25.56	21.58	554,210	21.18	18.18	652,131	17.72	20.65	585,788	20.43	18.34
VP Mid Cap Value Fund - Class I	23,807	17.25	13.73	27,252	13.44	11.83	27,974	11.72	12.05	26,261	11.97	11.30
VP Ultra Fund - Class I	84,189	19.06	14.45	109,794	14.10	12.76	136,083	12.55	12.73	132,684	12.59	11.63
VP Value Fund - Class I	937,507	14.93	11.76	1,159,357	11.50	10.33	1,452,041	10.18	10.32	1,392,114	10.22	9.81
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	642,898	13.10	14.46	676,724	14.52	13.70	664,242	13.71	12.42	710,922	12.44	12.24

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	5-1-10
Calamos Advisors Trust
Growth and Income Portfolio	681,151	22.71	20.15	726,725	19.79	18.82	720,388	18.51	19.32	819,060	19.13	17.79
Columbia Funds Variable Insurance Trust I
Mid Cap Growth Opportunity Fund - Class 2	452,137	10.12	8.03	577,582	7.84	7.25	681,078	7.15	7.77	625,084	7.66	6.82
Columbia Funds Variable Series Trust II
Seligman Global Technology Fund - Class 2	134,402	12.26	10.19	181,946	9.91	9.49	221,772	9.39	10.07	272,666	9.97	9.25
Select Smaller-Cap Value Fund - Class 2	43,922	27.34	19.20	62,355	18.71	16.36	81,356	16.12	18.17	97,449	17.97	16.14
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	200,040	22.97	19.70	237,023	19.24	17.88	283,481	17.67	16.52	332,466	16.43	15.18
Opportunistic Small Cap Portfolio - Initial Shares	293,512	21.43	15.07	321,966	14.63	12.50	361,558	12.31	14.76	386,320	14.48	13.35
Dreyfus Stock Index Fund, Inc. - Initial Shares	996,080	22.60	17.80	1,169,032	17.36	15.44	1,469,747	15.21	15.31	1,442,719	15.14	14.42
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	16,843	40.22	31.12	16,954	30.36	27.96	17,890	27.50	27.89	22,936	27.63	25.81

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	5-1-10
Federated Insurance Series
Managed Tail Risk Fund II	182,264	20.71	18.52	189,736	18.03	16.85	211,735	16.60	17.97	241,897	17.78	16.96
High Income Bond Fund II	174,470	27.02	25.71	170,140	25.61	22.77	183,020	22.64	21.89	197,631	21.83	20.44
Prime Money Fund II	363,902	12.44	12.62	412,187	12.62	12.79	381,568	12.80	12.97	473,260	12.98	13.10
Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio - Service Class 2	318,017	13.64	10.84	443,170	10.56	9.36	553,372	9.22	9.73	537,561	9.62	9.05
Fidelity Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	57,753	11.68	11.30	48,668	11.26	10.78	62,474	10.74	10.77	89,055	10.74	10.47
VIP Freedom 2010 Portfolio - Service Class 2	29,227	12.39	11.21	49,000	11.10	10.19	63,707	10.09	10.34	59,103	10.28	9.76
VIP Freedom 2015 Portfolio - Service Class 2	104,350	12.32	11.06	118,017	10.95	10.02	143,216	9.92	10.18	132,685	10.11	9.60
VIP Freedom 2020 Portfolio - Service Class 2	650,234	12.08	10.72	701,574	10.60	9.61	766,771	9.50	9.83	889,038	9.76	9.21
VIP Freedom 2025 Portfolio - Service Class 2	42,697	12.52	10.77	30,975	10.61	9.49	33,774	9.37	9.82	28,137	9.73	9.13
VIP Freedom 2030 Portfolio - Service Class 2	143,310	12.13	10.29	137,447	10.14	9.04	130,006	8.92	9.39	120,456	9.31	8.74
VIP Freedom 2035 Portfolio - Service Class 2	13,604	14.27	11.83	12,185	11.62	10.27	10,240	10.11	10.81	534	10.70	10.10
VIP Freedom 2040 Portfolio - Service Class 2	14,584	14.32	11.84	5,072	11.62	10.27	3,356	10.11	10.82	1,576	10.71	10.09
VIP Freedom 2045 Portfolio - Service Class 2	6,262	14.41	11.84	7,630	11.62	10.24	4,987	10.07	10.83	489	10.71	10.10
VIP Freedom 2050 Portfolio - Service Class 2	14,206	14.44	11.84	8,513	11.61	10.21	6,785	10.03	10.85	1,109	10.73	10.11

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	5-1-10
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	208,020	19.38	19.46	210,738	19.21	15.47	264,857	15.29	16.63	245,883	16.44	15.28
Franklin Small-Mid Cap Growth VIP Fund - Class 2	85,977	11.66	8.76	92,069	8.56	7.92	100,983	7.83	8.44	108,164	8.34	7.43
Templeton Developing Markets VIP Fund - Class 2	220,874	23.09	24.00	243,953	23.64	21.74	270,537	21.19	25.78	263,410	25.53	22.39
Templeton Foreign VIP Fund - Class 2	216,834	33.55	28.07	269,780	27.66	24.37	321,868	23.73	27.17	280,573	26.93	24.92
JPMorgan Insurance Trust
Mid Cap Value Portfolio - Class 1 Shares	213,718	28.05	22.00	288,256	21.50	18.24	382,687	18.11	18.16	375,872	17.98	16.92
Small Cap Core Portfolio - Class 1 Shares	184,087	29.71	21.76	245,195	21.18	18.23	306,772	17.94	19.50	270,856	19.10	18.02
U.S. Equity Portfolio - Class 1 Shares	47,533	23.56	18.00	65,175	17.54	15.39	72,725	15.12	15.80	77,943	15.63	14.94

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	5-1-10
MFS Variable Insurance Trust
Growth Series - Initial Class Shares	263,146	33.17	25.23	287,119	24.58	21.53	323,190	21.24	21.79	366,740	21.61	20.31
Research Series - Initial Class Shares	243,891	30.15	23.68	279,625	23.12	20.29	327,357	19.99	20.61	372,332	20.36	19.16
Research Bond Series - Initial Class Shares	764,709	21.53	22.03	784,853	22.06	20.81	863,163	20.84	19.80	902,938	19.80	19.23
Total Return Series - Initial Class Shares	228,536	30.66	26.49	243,170	26.12	24.03	287,170	23.81	23.86	329,123	23.72	22.92
Utilities Series - Initial Class Shares	246,723	59.29	50.75	284,198	49.89	44.79	329,171	44.59	42.60	391,243	42.34	38.47
MFS Variable Insurance Trust II
Strategic Income Portfolio - Initial Class SharesX	316,810	19.37	19.35	327,052	19.35	17.72	353,301	17.70	17.15	422,330	17.14	16.36
Northern Lights Variable Trust
TOPSTM Managed Risk Balanced ETF Portfolio – Class 2 Shares	630,084	10.85	10.31	462,192	10.19	NA	NA	NA	NA	NA	NA	NA
TOPSTM Managed Risk Growth ETF Portfolio – Class 2 Shares	2,671,824	11.61	10.36	1,233,612	10.15	NA	NA	NA	NA	NA	NA	NA
TOPSTM Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	1,206,741	11.29	10.34	645,147	10.18	NA	NA	NA	NA	NA	NA	NA

X Effective August 16, 2013, MFS Strategic Income Series was reorganized into MFS Strategic Income Portfolio.

APPENDIX B - GMWB RIDER EXAMPLES

The following examples provide hypothetical illustrations of the benefits provided under the GMWB rider. These illustrations are not representative of future performance under your Contract.  Actual values may be higher or lower than the amounts shown.

Example 1. Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up Dates, so there is no step-up and the Covered Person survives at least 31 years from the Rider Effective Date.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$5,000A	N/A	$0	$5,000B	$100,000A
2	5,250	N/A	0	5,000	105,000C
3	5,500	N/A	0	5,000	110,000
4	5,750	N/A	0	5,000	115,000
5	6,000	N/A	0	5,000	120,000
6	6,250	N/A	0	5,000	125,000
7	6,500	N/A	0	5,000	130,000
8	6,750	N/A	0	5,000	135,000
9	7,000	N/A	0	5,000	140,000
10	7,250	N/A	0	5,000	145,000
11	7,500	$7,500D	7,500	0	150,000
12	7,500	7,500	7,500	0	142,500
13	7,500	7,500	7,500	0	135,000
14	7,500	7,500	7,500	0	127,500
15	7,500	7,500	7,500	0	120,000
20	7,500	7,500	7,500	0	82,500
25	7,500	7,500	7,500	0	45,000
30	7,500	7,500	7,500	0	7,500
31	0	7,500	7,500	0	0

A The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (0.05 x $100,000 = $5,000).

B There is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the single premium (0.05 x $100,000 = $5,000).

C Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated.  The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000).  The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (0.05 X $105,000 = $5,250).

D The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday.  The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (0.05 X $150,000 = $7,500).  As long as you limit your future annual withdrawals to the Lifetime Income Amount of $7,500, the GMWB guarantees you annual payments of that amount for the rest of your life, no matter how long you live, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

Example 2.  Assume a single premium of $100,000 at age 63, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$5,000	N/A	$5,000	$102,000	$100,000
2	5,000	N/A	5,000	103,828	95,000
3	5,000	$4,500A	5,000	105,781B	90,000
4	5,289C	5,289C	5,289	94,946	105,781B
5	5,289	5,289	10,000D	79,898	100,492
6	3,995D	3,995D	3,995	75,213	79,898D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $90,000 = $4,500). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $105,781.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,500) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995).

Example 3.  Assume the rider was issued on the Contract Date, and assume a single premium of $50,000 at Covered Person’s age 50, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$2,500	N/A	$0	$2,500	$51,870	$50,000
2	2,625	N/A	0	2,500	50,003	52,500
3	2,750	N/A	0	2,500	52,961A	55,000
4	2,875	N/A	0	2,500	54,311	57,500
5	3,000	N/A	10,000B	0	46,748B	60,000
6	2,337B	N/A	0	2,337C	45,741A	46,748B
7	2,454	N/A	0	2,337	49,579	49,085
8	2,571	N/A	0	2,337	49,280	51,422
9	2,687	N/A	0	2,337	52,609A	53,759
10	2,804	N/A	0	2,337	55,031A	56,096

A The Contract Value on the eligible step-up dates shown (3rd, 6th, 9th, 10th Contract Anniversaries), is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($46,748) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

Example 4.  Assume the rider was issued on the Contract Date, and assume a single premium of $200,000 at Covered Person’s age 75, and withdrawals equal to the Lifetime Income Amount begin in year 1.  Since withdrawals are taken every year, there are no bonuses.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$10,000	$10,000	$10,000	$0	$176,476	$200,000
2	10,000	10,000	10,000	0	151,890	190,000
3	10,000	10,000	10,000	0	126,478	180,000
4	10,000	10,000	10,000	0	100,396	170,000
5	10,000	10,000	10,000	0	84,307	160,000
6	10,000	10,000	10,000	0	61,597	150,000
7	10,000	10,000	10,000	0	49,438	140,000
8	10,000	10,000	10,000	0	31,299	130,000
9	10,000	10,000	10,000	0	19,448	120,000
10	10,000	10,000	10,000	0	17,308	110,000
11	10,000	10,000	10,000	0	6,529	100,000
12	10,000	10,000	10,000	0	0A	90,000A
13	10,000	10,000	10,000	0	0	80,000
14	10,000	10,000	10,000	0	0	70,000
15	10,000	10,000	10,000	0	0	60,000
16	10,000	10,000	10,000	0	0	50,000
17	10,000	10,000	10,000	0	0	40,000
18	10,000	10,000	10,000	0	0	30,000
19	10,000	10,000	10,000	0	0	20,000
20	10,000	10,000	10,000	0	0	10,000
21+	0B	10,000B	10,000	0	0	0B

A During year 12, the Lifetime Income Amount withdrawal causes the Contract Value to reduce to zero.  At that time, the Guaranteed Withdrawal Balance and the Lifetime Income Amount are both greater than zero and the Contract enters the Settlement Phase.  No rider charge will be deducted.  All other rights and benefits under the Contract terminate.

B The Lifetime Income Amount continues to be available as long as the Covered Person remains alive, even when the Guaranteed Withdrawal Balance reduces to zero.

Example 5.  Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 5.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$5,000	N/A	$0	$5,000A	$100,000
2	5,250	N/A	0	5,000	105,000
3	5,500	N/A	0	5,000	110,000
4	5,750	N/A	0	5,000	115,000
5	6,000	N/A	6,000B	0	120,000
6	6,000	N/A	6,000	0	114,000B
7	6,000	N/A	6,000	0	108,000
8	6,000	N/A	6,000	0	102,000
9	6,000	N/A	6,000	0	96,000
10	6,000	N/A	6,000	0	90,000
11	6,000D	$4,200C	4,200D	0	84,000
12	6,000	4,200	4,200	0	79,800
13	6,000	4,200	4,200	0	75,600
14	6,000	4,200	4,200	0	71,400
15	6,000	4,200	4,200	0	67,200

A There is no withdrawal during the first five Contract Years so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the premium (0.05 X $100,000 = $5,000).

B There are withdrawals equal to the Guaranteed Withdrawal Amount ($6,000) beginning in year 5. These withdrawals do not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,000 - $6,000 = $114,000).

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $84,000 = $4,200). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

D At the Covered Person’s age 65, the Guaranteed Withdrawal Amount and the Lifetime Income Amount are not equal.  The Guaranteed Withdrawal Amount of $6,000 can continue to be taken until the Guaranteed Withdrawal Balance reduces to zero.  Or the Lifetime Income Amount of $4,200 can be taken as long as the Covered Person is alive.  This example shows Lifetime Income Amount withdrawals beginning at age 65.

Example 6.  Assume a single premium of $100,000 at age 64 with a Rider Effective Date of June 1, 2012, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 2, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$94,523	$100,000
2	0	5,000	$4,750A	5,000	102,971 B	95,000
3	0	5,148 C	5,148C	5,148	97,001	102,971B
4	0	5,148	5,148	5,148	91,854	97,823
5	0	5,148	5,148	10,000D	77,867	92,675
6	0	3,893D	3,893D	3,893	71,398	77,867D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $95,000 = $4,750). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 2, the Contract Value in this example, $102,971 is greater than the Guaranteed Withdrawal Balance ($95,000 - $5,000 = $90,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $102,971.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,750) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($77,867) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($92,675 - $10,000 = $82,675). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893).

Example 7.  Assume the rider was issued on the Contract Date, June 1, 2012, and assume a single premium of $50,000 at Covered Person’s age 50, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$47,300A	$50,000
2	0	2,625	N/A	0	2,500	49,671A	52,500
3	0	2,750	N/A	0	2,500	51,802A	55,000
4	0	2,875	N/A	0	2,500	52,711A	57,500
5	0	3,000	N/A	10,000B	0	45,326B	60,000
6	0	2,266B	N/A	0	2,266C	45,141A	45,326B
7	0	2,379	N/A	0	2,266	46,151 A	47,592
8	0	2,492	N/A	0	2,266	47,128 A	49,858
9	0	2,606	N/A	0	2,266	52,009A	52,124
10	0	2,719	N/A	0	2,266	53,982A	54,390

A The Contract Value on the contract anniversary is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($45,326) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $45,326 = $2,266).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $45,326= $2,266).

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	3
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	6
SAFEKEEPING OF ACCOUNT ASSETS	6
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	7
FINANCIAL STATEMENTS	7

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To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call
(800) 616-3670 to order a copy.

To:	Kansas City Life Insurance Company
Variable Administration Department
P.O. Box 219364
Kansas City, Missouri 64121-9364

Please mail a copy of Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:___________________________________________________________________________________________

Address:_________________________________________________________________________________________

City:_________________________________________	State:_________________________	Zip:_____________

Signature of Requestor:__________________________________________________________	Date:____________

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Annuity Separate Account

Individual Single Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual single premium deferred variable annuity contract ("Contract") we offer.  This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information.  Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2014.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	3
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	6
SAFEKEEPING OF ACCOUNT ASSETS	6
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	7
FINANCIAL STATEMENTS	7

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

The entire Contract is made up of the contract and the application.  The statements made in the application are deemed representations and not warranties.  We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.

INCONTESTABILITY

We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the Proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract.  If you do not repay this amount, we will reduce future payments accordingly.

If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments.  We will pay the underpayment with interest at 3% (compounded annually) in a single sum.

NON-PARTICIPATION

The Contract is not eligible for any dividends and will not participate in our surplus earnings.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements.  The Internal Revenue Code (“Code”) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for federal income tax purposes.  It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.

Owner Control.  In certain circumstances, owners of variable annuity contracts have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets.  When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets.  There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings.  While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract.  Specifically, section 72(s) requires that:  (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.  These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death.  The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the

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Contract passes by reason of death.  However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued.  We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

CONTROL OF THE CONTRACT

OWNERSHIP

The Annuitant is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your Contract.  These rights and privileges end at the Annuitant’s death.

The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.  We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership on Non-Qualified Contracts.  You should consult with your tax adviser before requesting any changes of ownership on a Non-Qualified Contract.

ASSIGNMENT

An assignment is a transfer of some or all of your rights under this Contract.  No assignment will be binding on us unless made in writing and filed at our Home Office.  We assume no responsibility for the validity or effect of any assignment.

Certain federal income tax consequences may apply to an assignment.  You should consult with your tax adviser before requesting an assignment.

BENEFICIARY

The Beneficiary is shown on the application or in the last Beneficiary designation filed with us.  Death benefit Proceeds will be paid to the Beneficiary except as provided in this section.

If any Beneficiary dies before the Annuitant, that Beneficiary’s interest will pass to any other Beneficiaries according to their respective interest.

If all Beneficiaries die before the Annuitant, we will pay death benefit Proceeds to you, if living, otherwise to your estate or legal successors.

Unless you have waived the right to do so, you may change the Beneficiary by filing a Written Notice in a form satisfactory to us.  In order to be effective, the Written Notice for change of Beneficiary must be signed while your Contract is in force and the Annuitant is living.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.

The interest of any Beneficiary will be subject to:

•	any assignment of this Contract which is binding on us; and
•	any optional settlement agreement in effect at the Annuitant’s death.

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SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT

We will pay death benefit Proceeds as though the Beneficiary died before the Annuitant if:

•	the Beneficiary dies at the same time as or within 15 days of the Annuitant’s death; and
•	we have not paid the Proceeds to the Beneficiary within this 15-day period.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (“1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2011	$1,813,636.00	$177,623.00
2012	$1,774,007.00	$188,084.00
2013	$1,853,606.00	$135,891.00
* Includes sales compensation paid to registered persons of Sunset Financial.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount.  Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios.  The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract.  Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.

FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS

From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Prime Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Prime Money Fund II or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at

3

the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Prime Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Federated Prime Money Fund II attributable to the hypothetical account; and
•	charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for:

•	the annual administration fee,
•	the asset-based administration charge, and
•	the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 annual administration fee deducted at the beginning of each Contract Year and an assumed account size equal to the Subaccount’s average account size.

Because of the charges and deductions imposed under the Contract, the yield for the Federated Prime Money Fund II Subaccount will be lower than the yield for the Federated Prime Money Fund II.

The current and effective yields on amounts held in the Federated Prime Money Fund II Subaccount normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  The Federated Prime Money Fund II Subaccount's actual yield is affected by:

•	changes in interest rates on money market securities;
•	average portfolio maturity of the Federated Prime Money Fund II;
•	the types and quality of portfolio securities held by the Federated Prime Money Fund II; and
•	the Federated Prime Money Fund II's operating expenses.

Yields on amounts held in the Federated Prime Money Fund II Subaccount may also be presented for periods other than a seven-day period.

OTHER SUBACCOUNT YIELDS

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Prime Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.

The yield is computed by:

•	dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
•	the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by
•	compounding that yield for a six-month period; and by
•	multiplying that result by two. Expenses attributable to the Subaccount include the annual administration fee, asset-based administration charge, and mortality and expense risk charge.

The yield calculation assumes an annual administration fee of $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating the 30-day or one-month yield, an average annual administration fee per dollar of Contract Value in the Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period.

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Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Fund’s Portfolio.

The yield on the amounts held in the Subaccounts normally will fluctuate over time.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.

Yield calculations do not take into account the surrender charge under the Contract.  The surrender charge is calculated as a percentage of your premium payment being surrendered or withdrawn during the applicable Contract Year.  The amount of the surrender charge decreases over time.  The initial surrender charge is 8%, decreasing to 0 after the eighth Contract Year.  Subject to certain restrictions, a surrender charge will not be imposed upon surrender or on the first partial surrender in any Contract Year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.

STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS

From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.

When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided.  Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods.  The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.

We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:

•	the performance of the Subaccount's underlying Portfolio;
•	the deductions for the annual administration fee;
•	asset-based administration charge; and
•	mortality and expense risk charge.

The calculation assumes that the annual administration fee is $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating average annual total return, an average per dollar annual administration fee attributable to the hypothetical account for the period is used based on an account size equal to the Subaccount’s average account size.  The calculation assumes the selection of the Base Guaranteed Minimum Death Benefit Option.  The calculation also assumes surrender of the Contract at the end of the period for the return quotation.  Standard subaccount average annual total returns will therefore reflect a deduction of the surrender charge for any period less than eight years.   The calculation does not reflect either of the guaranteed bonuses.

OTHER TOTAL RETURNS

Adjusted Historic Portfolio Average Annual Total Return.  From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations.  Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote adjusted historic portfolio average annual total returns that do not reflect the surrender charge.  These are calculated in exactly the same way as the adjusted historic portfolio average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.

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We may disclose cumulative total returns in conjunction with the standard formats described above.

EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA

The Contract provides for a $30 annual administration fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the annual administration fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account.  The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemption’s of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000.  The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs.  We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business.  A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold.  We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

We will retain all records and accounts relating to the Variable Account.  As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.

LEGAL MATTERS

All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by A. Craig Mason Jr., General Counsel of Kansas City Life.  Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013; the statements of net assets of the Kansas City Life Variable Annuity Separate Account (Variable Account) as of December 31, 2013, and the related statements of operations for the period or year then ended, the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

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OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information.  Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information.  Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheets as of December 31, 2013 and 2012; and
•	related consolidated statements of comprehensive income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2013.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2013; and
•
related statement of operations for the period or year ended December 31, 2013, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2013, and financial highlights for each of the periods or years in the five-year period ended December 31, 2013.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

7

Amounts in thousands, except share data, or as otherwise noted
Kansas City Life Insurance Company
Consolidated Balance Sheets

	December 31
	2013	2012
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2013 - $2,493,618; 2012 - $2,520,466)	$2,618,620	$2,788,141
Equity securities available for sale, at fair value (amortized cost: 2013 - $34,961; 2012 - $18,195)	34,386	20,061
Mortgage loans	629,256	674,034
Real estate	142,536	124,742
Policy loans	83,518	77,133
Short-term investments	40,712	24,902
Other investments	1,247	2,572
Total investments	3,550,275	3,711,585

Cash	8,197	7,026
Accrued investment income	33,795	34,747
Deferred acquisition costs	256,386	176,275
Reinsurance recoverables	191,055	190,613
Property and equipment	17,524	18,343
Other assets	64,018	47,063
Separate account assets	393,416	340,093
Total assets	$4,514,666	$4,525,745

LIABILITIES
Future policy benefits	$910,228	$889,107
Policyholder account balances	2,096,212	2,128,002
Policy and contract claims	36,783	29,813
Other policyholder funds	160,421	155,749
Other liabilities	192,202	232,580
Separate account liabilities	393,416	340,093
Total liabilities	3,789,262	3,775,344

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	40,989	40,969
Retained earnings	823,408	805,730
Accumulated other comprehensive income	14,170	54,094
Treasury stock, at cost (2013 - 7,527,841 shares; 2012 - 7,463,823 shares)	(176,284)	(173,513)
Total stockholders’ equity	725,404	750,401
Total liabilities and stockholders’ equity	$4,514,666	$4,525,745

See accompanying Notes to Consolidated Financial Statements

1

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2013	2012	2011
REVENUES
Insurance revenues:
Net premiums	$186,530	$136,089	$127,338
Contract charges	113,454	99,894	101,061
Total insurance revenues	299,984	235,983	228,399
Investment revenues:
Net investment income	169,740	176,154	177,228
Net realized investment gains, excluding other-than- temporary impairment losses	5,005	20,154	5,151
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	(1,032)	(2,526)	(2,952)
Portion of impairment losses recognized in other comprehensive income (loss)	(101)	808	943
Net other-than-temporary impairment losses recognized in earnings	(1,133)	(1,718)	(2,009)
Total investment revenues	173,612	194,590	180,370
Other revenues	9,997	9,354	10,274
Total revenues	483,593	439,927	419,043

BENEFITS AND EXPENSES
Policyholder benefits	211,994	160,178	155,813
Interest credited to policyholder account balances	79,294	82,043	83,446
Amortization of deferred acquisition costs	37,228	28,042	33,966
Operating expenses	110,622	110,169	106,120
Total benefits and expenses	439,138	380,432	379,345

Income before income tax expense	44,455	59,495	39,698

Income tax expense	14,888	19,628	13,565

NET INCOME	$29,567	$39,867	$26,133
COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Change in net unrealized gains on securities available for sale	$(63,538)	$35,088	$43,266
Change in future policy benefits	8,421	(8,562)	(5,721)
Change in policyholder account balances	408	(362)	(162)
Change in benefit plan obligations	14,785	(2,156)	(15,104)
Other comprehensive income (loss)	(39,924)	24,008	22,279

COMPREHENSIVE INCOME (LOSS)	$(10,357)	$63,875	$48,412

Basic and diluted earnings per share:
Net income	$2.69	$3.59	$2.29

See accompanying Notes to Consolidated Financial Statements

2

Kansas City Life Insurance Company
Consolidated Statements of Stockholders’ Equity

	Year Ended December 31
	2013	2012	2011

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	40,969	41,101	41,085
Increase (decrease) of proceeds over cost of treasury stock sold	20	(132)	16

End of year	40,989	40,969	41,101

RETAINED EARNINGS
Beginning of year	805,730	780,918	767,126
Net income	29,567	39,867	26,133
Stockholder dividends of $1.08 per share (2012 - $1.35; 2011 - $1.08)	(11,889)	(15,055)	(12,341)

End of year	823,408	805,730	780,918

ACCUMULATED OTHER COMPREHENSIVE INCOME, net of taxes
Beginning of year	54,094	30,086	7,807
Other comprehensive income (loss)	(39,924)	24,008	22,279

End of year	14,170	54,094	30,086

TREASURY STOCK, at cost
Beginning of year	(173,513)	(164,521)	(159,667)
Cost of 64,792 shares acquired (2012 - 107,511 shares; 2011 - 158,694 shares)	(2,782)	(3,979)	(4,868)
Cost of 774 shares sold (2012 - 19,624 shares; 2011 - 954 shares)	11	1,177	14
Immaterial correction (see Note 1)	—	(6,190)	—

End of year	(176,284)	(173,513)	(164,521)

TOTAL STOCKHOLDERS’ EQUITY	$725,404	$750,401	$710,705

See accompanying Notes to Consolidated Financial Statements

3

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2013	2012	2011
OPERATING ACTIVITIES
Net income	$29,567	$39,867	$26,133
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of investment premium and discount	5,447	3,926	3,314
Depreciation	4,279	7,236	3,204
Acquisition costs capitalized	(36,709)	(36,919)	(34,140)
Amortization of deferred acquisition costs	37,228	28,042	33,966
Realized investment gains	(3,872)	(18,436)	(3,142)
Changes in assets and liabilities:
Reinsurance recoverables	(442)	(728)	(2,762)
Future policy benefits	33,497	(3,081)	(14,167)
Policyholder account balances	(24,161)	(12,127)	(10,563)
Income taxes payable and deferred	7,589	6,255	7,561
Other, net	4,393	1,208	8,504
Net cash provided	56,816	15,243	17,908

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(261,006)	(338,277)	(235,593)
Equity securities	(13,766)	(5,572)	(106)
Mortgage loans	(72,656)	(178,710)	(132,877)
Real estate	(24,435)	(37,119)	(9,548)
Policy loans	(10,517)	(15,148)	(14,652)
Other investments	—	(507)	(2)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	282,742	300,984	290,719
Equity securities	1,459	22,163	1,453
Mortgage loans	116,680	105,125	85,122
Real estate	370	53,480	—
Policy loans	13,078	18,390	18,558
Other investments	181	8	—
Net sales (purchases) of short-term investments	(15,810)	24,414	(33,603)
Net acquisition of property and equipment	(830)	(793)	(255)
Reinsurance transaction	(34,279)	—	—
Net cash used	(18,789)	(51,562)	(30,784)
FINANCING ACTIVITIES
Proceeds from borrowings	$—	$75,500	$—
Repayment of borrowings	—	(75,500)	—
Deposits on policyholder account balances	239,501	227,832	233,955
Withdrawals from policyholder account balances	(276,327)	(177,674)	(199,960)
Net transfers from separate accounts	5,962	5,082	5,282
Change in other deposits	8,648	(4,342)	(4,231)
Cash dividends to stockholders	(11,889)	(15,055)	(12,341)
Net change in treasury stock	(2,751)	(2,934)	(4,838)
Net cash provided (used)	(36,856)	32,909	17,867

Increase (decrease) in cash	1,171	(3,410)	4,991
Cash at beginning of year	7,026	10,436	5,445
Cash at end of year	$8,197	$7,026	$10,436

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$—	$4	$—
Income taxes	7,590	14,000	8,257

See accompanying Notes to Consolidated Financial Statements

4

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies

Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity, and group products through three life insurance companies. The consolidated entity (the Company) primarily consists of three life insurance companies. Kansas City Life Insurance Company (Kansas City Life) is the parent company. Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.

Basis of Presentation
The consolidated financial statements and the accompanying notes to the Consolidated Financial Statements have been prepared on the basis of GAAP and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period’s presentation.

Immaterial Correction of Errors
During the first quarter of 2012, the Company identified an error related to the amortization period for unrecognized actuarial gains and losses for its pension plan resulting in a reduction to net periodic pension expense of $2.0 million before applicable income taxes and an after-tax increase of $1.3 million to net income and stockholders' equity. The excess amortization had been previously recorded during 2011. Please refer to Note 13 - Pensions and Other Postretirement Benefits for additional information.

During the second quarter of 2012, the Company identified an error in the presentation of treasury stock held for the benefit of the Company's deferred compensation plans. This treasury stock was previously recorded as a component of other assets but should have been recorded in stockholders' equity as treasury stock. The Company reclassified $6.2 million (188,621 shares) from other assets to treasury stock. This error had no material impact on net income in the current or prior reporting periods.

Management has evaluated these errors both quantitatively and qualitatively, and concluded that these corrections were not material to the consolidated financial statements.

Reinsurance Transaction
In April 2013, the Company acquired a closed block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company (American Family). Under the reinsurance agreement, the Company assumed 100% of the separate account liabilities on a modified coinsurance basis and 100% of the general account liabilities on a coinsurance basis. The transaction also involves ongoing servicing arrangements with American Family during the period that such policies and contracts are transitioned to administration by the Company. This block is included as a component of the Individual Insurance segment.

The purchase price of the transaction was $34.3 million and added $58.5 million in assets on the acquisition date, including deferred acquisition costs of $49.2 million and $9.3 million of policy loans and related accrued interest. The deferred acquisition costs will amortize with the expected future gross profits of the block of business. Liabilities included in the purchase totaled $24.2 million.

The modified coinsurance portion of the transaction represented approximately $291.6 million in separate account fund balances. The Company receives fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions. Also, as required under modified coinsurance transaction accounting, the separate account fund balances were not recorded as separate accounts on the Company's financial statements. Rather, they are required to be included in American Family's separate account balances. The coinsurance portion of the transaction represented approximately $23.6 million in fund value and $0.6 million in future policy benefits at acquisition. The Company recorded these fixed fund accounts as a separate block under its general accounts, and the Company also receives certain ongoing fees associated with specific transactions. This reinsurance transaction did not have a significant effect on the Company's results of operations or financial condition.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period. These

5

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

estimates are inherently subject to change and actual results could differ from these estimates. Significant estimates required in the preparation of the consolidated financial statements include the fair value of certain invested assets, deferred acquisition costs (DAC), value of business acquired (VOBA), future policy benefits, policy and contract claim liabilities, pension and other postretirement benefits, and the valuation allowance on deferred income tax assets.

Significant Accounting Policies

Investments
Investment income is recognized when earned. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method. Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date. Unrealized gains and losses, net of adjustments to DAC, VOBA, policyholder account balances, future policy benefits, and deferred income taxes are reported as a separate component of accumulated other comprehensive income in stockholders' equity. Unrealized gains and losses represent the difference between amortized cost and fair value on the valuation date. The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized. The adjustments to policyholder account balances and future policy benefits represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower than the then-current effective portfolio rate.

Investment income on residential mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, except for adjustable rate residential mortgage-backed securities where the prospective method is used. Under the retrospective method, the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase. Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new effective yield to maturity. The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income. These results are based upon validations and comparisons to similar securities provided by third parties, such as rating agencies.

Valuation of Investments
The Company’s principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to three primary sources of investment risk: credit, interest rate, and liquidity. The fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Company’s Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income. The unrealized gains or losses are recorded net of the adjustment to policyholder account balances, future policy benefits, and DAC to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested. For additional information, please see Note 5 – Fair Value Measurements.

Mortgage loans are stated at the outstanding principal amount, adjusted for amortization of premium and accrual of discount, less an allowance for potential future losses. A loan is considered impaired if it is probable that all contractual amounts due will not be collected. The allowance for potential future losses on mortgage loans is maintained at a level believed by management to be adequate to absorb potential future credit losses. Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors, along with specific risks related to specific loans. Loans in foreclosure, loans considered to be impaired, and loans past due 90 days or more are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures. Real estate that is directly owned is carried at depreciated cost. Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and low income housing tax credit (LIHTC) investments. Real estate joint ventures are consolidated when required or are valued at cost, adjusted for the Company’s equity in earnings.

Policy loans are carried at the outstanding principal amount. Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.

Other-than-Temporary Impairments
The Company has a policy and process in place to identify securities and other assets that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events and other items that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts,

6

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

asset quality, and cash flow projections as indicators of credit issues. For additional information, please see Note 4 - Investments.

Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, and accident and health insurance. These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.

Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality, and withdrawals. These estimates include provisions for experience less favorable than initially expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 2001 Valuation Basic Table and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.

In 2013, the Company refined its reserve calculation estimate for new traditional life insurance issues related to adjustments used for modal premiums. The refinements allow for more precise calculations of the reserve liability and resulted in a decrease to the reserve liability of $4.0 million. The refinements also resulted in a corresponding increase to the amortization of DAC, which largely offset the impact to net income.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue. The 1971 Individual Annuity Mortality Table, the 1983 Individual Annuity Mortality Table, and the Annuity 2000 Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
The following table provides detail about the composition of future policy benefits at December 31.

	2013	2012
Life insurance	$617,503	$616,355
Immediate annuities and supplementary contracts with life contingencies	255,423	231,882
Accident and health insurance	37,302	40,870
Total future policy benefits	$910,228	$889,107

Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts, and investment-type contracts. Liabilities for these policyholder account balances are included without reduction for potential surrender charges. These liabilities originate from new deposits and conversions from other products. These policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited. Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to deferred acquisition costs, as discussed below. Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 1.00% to 5.50% in 2013 (2012 – 1.00% to 5.50%; 2011 – 1.50% to 5.50%).

7

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

The following table provides detail about the composition of policyholder account balances at December 31,

	2013	2012
Universal life insurance	$944,093	$943,649
Fixed deferred annuities	1,100,495	1,130,032
Supplementary contracts without life contingencies	51,624	54,321
Policyholder account balances	$2,096,212	$2,128,002

Deferred Acquisition Costs (DAC)
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred. At least annually, the Company reviews its DAC capitalization policy and the specific items which are capitalized with existing guidance. See Note 3 for discussion of the implementation of new accounting guidance adopted during 2012 related to the costs capitalized. These deferred costs for life insurance products are generally deferred and amortized over the premium paying period. Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.

Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts. Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance. At the issuance of policies, projections of estimated gross profits are made. These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits. Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate. In addition, the reinsurance assumption transaction with American Family increased deferred acquisition costs $49.2 million in 2013.

The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about DAC at December 31.

	2013	2012	2011
Balance at beginning of year	$176,275	$181,564	$192,943
Capitalization of commissions, sales, issue expenses and reinsurance transaction	85,929	36,919	34,140
Gross amortization	(50,923)	(39,786)	(45,730)
Accrual of interest	13,695	11,744	11,764
Amortization due to realized investment gains	(66)	(61)	(201)
Change in DAC due to unrealized investment gains	31,477	(14,105)	(11,352)
Balance at end of year	$256,387	$176,275	$181,564

Value of Business Acquired (VOBA)
Prior to the adoption of ASC No. 805, Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased. The concept of VOBA is no longer applied to business combinations. Rather, under current guidance for Business Combinations, all amounts are reported at fair value at acquisition. VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired. VOBA is reported as a component of other assets with related amortization included in operating expenses. Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years. The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC. These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.

8

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about VOBA at December 31.

	2013	2012	2011
Balance at beginning of year	$21,165	$31,545	$49,271
Gross amortization	(7,566)	(9,635)	(10,673)
Accrual of interest	2,220	2,595	3,197
Amortization due to realized investment (gains) losses	(58)	(74)	(169)
Change in VOBA due to unrealized investment gains	12,781	(3,266)	(10,081)
Balance at end of year	$28,542	$21,165	$31,545

The accrual of interest for Old American VOBA was calculated at a 7.0% rate for the accident and health block. In 2013, interest accrued on the GuideOne VOBA was at the rates of 4.2% on the interest sensitive life block and 5.3% on the traditional life block. The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion. The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition.

Unlocking and Refinements in Estimates
DAC and VOBA are reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts. If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC and VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. Similarly, if future projections of estimated gross profits indicate improvements, the amortization of DAC and VOBA may be reduced and the balance adjusted.

At least annually, a review is performed of the models and the assumptions used to develop expected gross profits for interest sensitive and variable insurance products based upon management’s current view of future events. Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry. Short-term deviations in experience affect the amortization of DAC, deferred revenue liability (DRL), and VOBA in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted. If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized retrospectively for the block of business being evaluated. Certain assumptions, such as interest spreads and surrender rates, may be interrelated. As such, unlocking adjustments often reflect revisions to multiple assumptions. The DAC, DRL, or VOBA balance is immediately impacted by any assumption changes, with the change reflected through the income statement as an unlocking adjustment. These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.

The Company may consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements. The Company considers such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality. To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.

9

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

The following table summarizes the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.

	DAC	VOBA	DRL	Total
2013
Unlocking	$(155)	$(877)	$1,141	$109
Refinement in estimate	(291)	(306)	—	(597)
	$(446)	$(1,183)	$1,141	$(488)
2012
Unlocking	$1,259	$(2,391)	$1,761	$629
Refinement in estimate	175	—	6	181
	$1,434	$(2,391)	$1,767	$810
2011
Unlocking	$9,722	$(939)	$(1,889)	$6,894
Refinement in estimate	(7,954)	—	153	(7,801)
	$1,768	$(939)	$(1,736)	$(907)

Reinsurance
Consistent with the general practice of the life insurance industry, the Company enters into traditional agreements of indemnity reinsurance with other insurance companies to support sales of new products and the in force business. The reinsurance arrangements have taken various forms over the years. The Company has reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis. For additional information pertaining to the Company’s significant reinsurers, along with additional information pertaining to reinsurance, please see Note 15 - Reinsurance.

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances. All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Recognition of Revenues
Premiums for traditional life insurance products are reported as revenue when due. Premiums for immediate annuities with life contingencies are reported as revenue when received. Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.

Deposits related to universal life, fixed deferred annuity contracts, and investment-type products are credited to policyholder account balances. Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.

Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances. Cost of insurance relates to charges for mortality. These charges are applied to the excess of the mortality benefit over the account value for universal life policies. Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract. Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.

An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies. This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.

Contract charges could be impacted by unlocking and refinements in estimates, as discussed previously.

10

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

Guaranteed Minimum Withdrawal Benefits (GMWB)
The Company has a GMWB rider for variable annuity contracts that is considered to be a financial derivative and, as such, is accounted for at fair value. The Company determines the fair value of the GMWB rider using a risk-neutral valuation method. The value of the riders will fluctuate depending on market conditions, but is principally impacted by stock market volatility and interest rates. The change in value can have a material impact on earnings.

Interest Credited to Policyholder Account Balances
Interest is credited to policyholder account balances according to terms of the policies or contracts. Interest sensitive life and annuity contracts provide for the payment of interest credited to policyholder account balances, subject to contractual minimum guaranteed rates. Amounts in excess of guarantees are credited at the discretion of the Company and reflect competitive, economic, investment and product considerations. Interest credited shown on the Company's financial statements reflects both the rates declared for interest sensitive products and the amount of the balances to which those rates apply. Accordingly, the Company reviews and adjusts crediting rates as necessary and appropriate. Amounts credited are a function of account balances and current period crediting rates. As account balances fluctuate, so will the amount of interest credited to policyholder account balances.

Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible. Deferred income taxes include future deductible differences relating to unrealized losses on investment securities. The Company evaluates the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts. A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss). Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments) net of adjustments to DAC, VOBA, policyholder account balances, and future policy benefits. In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations. Other comprehensive income (loss) reflects these items net of tax. For additional information, please see Note 16 – Comprehensive Income (Loss).

Participating Policies
The Company has some insurance contracts where the policyholder is entitled to share in the earnings through dividends that reflect the difference between the premium charged and the actual experience. Participating business at year-end 2013 approximated 8% of statutory premiums and 14% of the life insurance in force, increasing from 3% and 4% in 2012, respectively. The increase in 2013 was the result of the reinsurance transaction. The amount of dividends to be paid is determined annually by the Company's Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

2. New Accounting Pronouncements

Accounting Pronouncements Adopted During 2013
In February 2013, the FASB issued guidance regarding the reporting of reclassifications out of accumulated other comprehensive income (AOCI). The guidance requires entities to provide information about the amounts reclassified out of AOCI by component. Significant amounts reclassified out of AOCI that are required under GAAP to be reclassified to net income in their entirety in the same reporting period must be presented either on the face of the statement, where net income is presented, or in the footnotes. For amounts that are not required under GAAP to be reclassified in their entirety to net income,

11

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

entities are required to cross-reference to other disclosures that are required by GAAP that provide additional detail about those amounts. The Company adopted this new guidance as of January 1, 2013 with no material impact to the consolidated financial statements.

Accounting Pronouncements Issued During 2013, Not Yet Adopted
In February 2013, the FASB issued guidance regarding obligations resulting from joint and several liability arrangements. The guidance concerns the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, except for obligations addressed within existing guidance in GAAP. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The Company is currently evaluating this guidance but it does not believe that there will be a material impact to the consolidated financial statements.

All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to the Company at this time or were not expected to have a material impact to the consolidated financial statements.

3. Change in Accounting Principle and Change in Accounting Estimate

Change in Accounting Principle
The Company prospectively adopted Accounting Standards Update (ASU) No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts,” effective January 1, 2012. This guidance modifies the types of costs incurred by insurance entities that can be capitalized when issuing or renewing insurance contracts. The guidance defines allowable deferred acquisition costs as incremental or directly related to the successful acquisition of new or renewal contracts. In addition, certain costs related directly to acquisition activities performed by the insurer, such as underwriting and policy issuance, are also deferrable. This guidance also defines the considerations for the deferral of direct-response advertising costs.

Pursuant to this guidance, the Company evaluated the types of acquisition costs it capitalizes. The Company capitalizes agent compensation and benefits and other expenses that are directly related to the successful acquisition of contracts. The Company also capitalizes expenses directly related to activities performed by the Company, such as underwriting, policy issuance, and processing fees incurred in connection with successful contract acquisitions.

The amount of acquisition costs capitalized during 2012 was $36.9 million. The acquisition costs that would have been capitalized during 2012 if the Company's previous policy had been applied during that period was $34.0 million. Thus, the adoption of this guidance resulted in an increase of $2.9 million in the amount of acquisition costs capitalized during 2012. After consideration of amortization, the net result of the adoption of ASU No. 2010-26 was an increase of $2.6 million in pretax earnings in 2012.

Change in Accounting Estimate
During 2012, the Company completed a change in accounting estimate related to a long-lived asset. This asset concluded its initial depreciation schedule in the third quarter of 2012. The Company reassessed this asset and its ongoing use of it and determined that it has a useful life greater than estimated at the time of initial implementation. The Company has the ability and the intent to hold and use this asset over the reassessed useful life. The Company also established an updated residual value, consistent with longer use of the asset. The Company recalculated the depreciation that would have been recognized to date using the reevaluated useful life and residual value, resulting in additional depreciation of $3.7 million being recorded as an operating expense in the third quarter of 2012. The Company evaluated the impact of the change in future depreciation and determined that this change in accounting estimate will not materially impact future comparisons.

12

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

4. Investments

Fixed Maturity and Equity Securities Available for Sale

Securities by Asset Class
The following table provides amortized cost and fair value of securities by asset class at December 31, 2013.

	Amortized	Gross Unrealized		Fair
	Cost	Gains	Losses	Value
U.S. Treasury securities and obligations of U.S. Government	$134,198	$6,653	$1,831	$139,020
Federal agencies 1	19,756	2,312	—	22,068
Federal agency issued
residential mortgage-backed securities 1	56,738	5,392	2	62,128
Subtotal	210,692	14,357	1,833	223,216
Corporate obligations:
Industrial	515,395	27,051	7,667	534,779
Energy	211,115	15,462	3,832	222,745
Communications and technology	222,277	12,938	1,672	233,543
Financial	266,693	18,824	2,040	283,477
Consumer	473,627	25,936	5,807	493,756
Public utilities	228,551	24,780	954	252,377
Subtotal	1,917,658	124,991	21,972	2,020,677
Corporate private-labeled residential mortgage-backed securities	114,219	3,179	916	116,482
Municipal securities	138,136	9,488	5	147,619
Other	97,769	4,422	4,317	97,874
Redeemable preferred stocks	15,144	—	2,392	12,752
Fixed maturity securities	2,493,618	156,437	31,435	2,618,620
Equity securities	34,961	1,871	2,446	34,386
Total	$2,528,579	$158,308	$33,881	$2,653,006

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

13

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides amortized cost and fair value of securities by asset class at December 31, 2012.

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$121,774	$14,302	$25	$136,051
Federal agencies 1	22,070	3,999	—	26,069
Federal agency issued
residential mortgage-backed securities 1	83,608	8,381	4	91,985
Subtotal	227,452	26,682	29	254,105
Corporate obligations:
Industrial	494,615	51,645	377	545,883
Energy	188,790	22,473	14	211,249
Communications and technology	198,332	23,283	15	221,600
Financial	287,854	27,487	1,467	313,874
Consumer	476,913	49,395	70	526,238
Public utilities	246,389	39,840	102	286,127
Subtotal	1,892,893	214,123	2,045	2,104,971
Corporate private-labeled residential mortgage-backed securities	144,852	4,033	754	148,131
Municipal securities	140,843	27,141	—	167,984
Other	106,442	6,494	8,192	104,744
Redeemable preferred stocks	7,984	266	44	8,206
Fixed maturity securities	2,520,466	278,739	11,064	2,788,141
Equity securities	18,195	1,956	90	20,061
Total	$2,538,661	$280,695	$11,154	$2,808,202

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale at December 31. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	2013		2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$77,035	$78,751	$108,125	$110,257
Due after one year through five years	734,129	802,809	667,743	735,257
Due after five years through ten years	963,141	982,923	972,886	1,086,082
Due after ten years	473,973	498,220	459,279	521,714
Securities with variable principal payments	230,196	243,165	304,448	326,625
Redeemable preferred stocks	15,144	12,752	7,985	8,206
Total	$2,493,618	$2,618,620	$2,520,466	$2,788,141

Unrealized Losses on Investments
At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded. This quarterly process includes an assessment of the credit quality of each

14

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

investment in the entire securities portfolio. Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost. The Company prepares a formal review document no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include but are not limited to:

•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The Company’s intent and ability to hold an equity security until it recovers in value;
•	Whether the Company intends to sell a debt security and whether it is more likely than not that the Company will be required to sell a debt security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.

To the extent the Company determines that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced. The portion of such impairment that is determined to be non-credit-related is deducted from net realized loss in the Consolidated Statements of Comprehensive Income and is reflected in other comprehensive income (loss) and accumulated other comprehensive income.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit. These risks and uncertainties include but are not limited to:

•	The risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and the Company’s credit enhancement levels and recovery values do not provide sufficient protection to the Company’s contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to the Company’s credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on the Company’s investments;
•	The risk that new information obtained by the Company or changes in other facts and circumstances may lead the Company to change its intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that the Company will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.

Any of these situations could result in a charge to income in a future period.

Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security. If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation. If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment. Such research is

15

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor. If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future. Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties. This information is used to develop projected cash flows that are compared to the amortized cost of the security.

If a determination that new asset-backed or new structured securities are other-than-temporarily impaired, an estimate is developed of the portion of such impairment that is due to credit. The estimate of the portion of impairment due to credit is based upon a comparison of ratings and maturity horizon for the security and relative historical default probabilities from one or more nationally recognized rating organizations. When appropriate for any given security, sector or period in the business cycle, the historical default probability is adjusted to reflect periods or situations of distress by adding to the default probability increments of standard deviations from mean historical results. The credit impairment analysis is supplemented by estimates of potential recovery values for the specific security, including the potential impact of the value of any secured assets, in the event of default. This information is used to determine the Company's best estimate, derived from probability-weighted cash flows.

The Company may selectively determine that it no longer intends to hold a specific issue to its maturity. If the Company makes this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded on this particular position. Subsequently, the Company seeks to obtain the best possible outcome available for this specific issue and records an investment gain or loss at the disposal date.

The evaluation of loan-backed and similar asset-backed securities, particularly residential mortgage-backed securities, with significant indications of potential other-than-temporary impairment requires considerable use of estimates and judgment. Specifically, the Company performs discounted cash flow projections on these securities to evaluate whether the value of the investment is expected to be fully realized. Projections of expected future cash flows are based upon considerations of the performance of the actual underlying assets, including historical delinquencies, defaults, severity of losses incurred, and prepayments, along with the Company’s estimates of future results for these factors. The Company’s estimates of future results are based upon actual historical performance of the underlying assets relative to historical, current and expected general economic conditions, specific conditions related to the underlying assets, industry data, and other factors that are believed to be relevant. If the present value of the projected expected future cash flows are determined to be below the amortized cost of the security, the Company recognizes an other-than-temporary impairment on the portion of the amortized cost that exceeds the projected expected future cash flows. To the extent that the loan-backed or other asset-backed securities were high quality investments at the time of acquisition, and they remain high quality investments and do not otherwise demonstrate characteristics of impairment, the Company performs other initial evaluations to determine whether other-than-temporary cash flow evaluations need to be performed.

The discounted future cash flow calculation typically becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities with significant indications of potential other-than-temporary impairment. Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors. The Company identified and tested 24 and 21 non-U.S. Agency mortgage-backed securities that had such indications at December 31, 2013 and December 31, 2012, respectively. The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security. The initial default rates were assumed to remain constant over a 24 month time frame and grade down thereafter, reflecting the general perspective of a more stabilized residential housing environment in the future.

For loan-backed and similar asset-backed securities, the determination of any amount of impairment that is due to credit is based upon the present value of projected future cash flows being less than the amortized cost of the security. This amount is recognized as a realized loss in the Company’s Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount. The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets.

Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities. While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security. In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security. This has been the situation in several sectors in recent years, most notably in the non-U.S. Agency mortgage-backed securities market. Based upon the process described above, the Company is best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period. By reviewing the most recent data available regarding the security and other relevant industry and market factors, the Company

16

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2013.

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$44,951	$1,795	$749	$36	$45,700	$1,831
Federal agency issued residential mortgage-backed securities 1	37	—	288	2	325	2
Subtotal	44,988	1,795	1,037	38	46,025	1,833
Corporate obligations:
Industrial	146,454	5,718	22,071	1,949	168,525	7,667
Energy	70,015	3,366	5,518	466	75,533	3,832
Communications and technology	43,477	1,672	—	—	43,477	1,672
Financial	25,300	866	4,680	1,174	29,980	2,040
Consumer	136,745	5,807	—	—	136,745	5,807
Public utilities	17,476	575	3,617	379	21,093	954
Subtotal	439,467	18,004	35,886	3,968	475,353	21,972
Corporate private-labeled residential mortgage-backed securities	33,179	916	—	—	33,179	916
Municipal securities	2,044	5	—	—	2,044	5
Other	16,691	726	39,900	3,591	56,591	4,317
Redeemable preferred stocks	12,752	2,392	—	—	12,752	2,392
Fixed maturity securities	549,121	23,838	76,823	7,597	625,944	31,435
Equity securities	9,731	2,404	131	42	9,862	2,446
Total	$558,852	$26,242	$76,954	$7,639	$635,806	$33,881

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

17

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2012.

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$1,328	$18	$661	$7	$1,989	$25
Federal agency issued residential mortgage-backed securities 1	124	3	292	1	416	4
Subtotal	1,452	21	953	8	2,405	29
Corporate obligations:
Industrial	28,866	377	—	—	28,866	377
Energy	1,982	14	—	—	1,982	14
Communications and technology	2,709	15	—	—	2,709	15
Financial	—	—	8,241	1,467	8,241	1,467
Consumer	17,143	70	—	—	17,143	70
Public utilities	11,584	102	—	—	11,584	102
Subtotal	62,284	578	8,241	1,467	70,525	2,045
Corporate private-labeled residential mortgage-backed securities	—	—	14,050	754	14,050	754
Municipal securities	—	—	—	—	—	—
Other	—	—	41,895	8,192	41,895	8,192
Redeemable preferred stocks	—	—	1,511	44	1,511	44
Fixed maturity securities	63,736	599	66,650	10,465	130,386	11,064
Equity securities	—	—	273	90	273	90
Total	$63,736	$599	$66,923	$10,555	$130,659	$11,154

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

In addition, the Company also considers as part of its monitoring and evaluation process the length of time the fair value of a security is below amortized cost. At December 31, 2013, the Company had 195 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses. Included in this total, 173 security issues were below cost for less than one year; twelve security issues were below cost for one year or more and less than three years; and ten security issues were below cost for three years or more. At December 31, 2012, the Company had 43 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses. Included in this total, 25 security issues were below cost for less than one year; three security issues were below cost for one year or more and less than three years; and 15 security issues were below cost for three years or more.

18

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides the distribution of maturities for fixed maturity securities available for sale with unrealized losses at December 31. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	2013		2012
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Fixed maturity securities available for sale:
Due in one year or less	$—	$—	$4,141	$2
Due after one year through five years	29,812	268	8,038	45
Due after five years through ten years	417,859	20,118	43,335	578
Due after ten years	132,018	7,740	58,895	9,637
Total	579,689	28,126	114,409	10,262
Securities with variable principal payments	33,503	917	14,466	758
Redeemable preferred stocks	12,752	2,392	1,511	44
Total	$625,944	$31,435	$130,386	$11,064

The Company held three non-income producing securities with a carrying value of $2.0 million million at December 31, 2013, compared to one security with a carrying value of $1.9 million at December 31, 2012. These securities were previously written down due to other-than-temporary impairments and placed on non-accrual status.

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2013 or 2012.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With residential mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change. These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

As an additional separate consideration, the Company closely monitors its investments in securities classified as subprime. Subprime securities include all bonds or portions of bonds where the underlying collateral is made up of home equity loans or first mortgage loans to borrowers whose credit scores at the time of origination were lower than the level recognized in the market as prime. The Company’s classification of subprime does not include Alt-A or jumbo loans, unless the collateral otherwise meets the preceding definition.

19

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the other-than-temporary loss was recognized in other comprehensive income (loss) for the years ended December 31.

	2013	2012
Credit losses on securities held at beginning of the period in accumulated other comprehensive income	$15,260	$13,559
Additions for credit losses not previously recognized in other-than-temporary impairment	27	30
Additions for increases in the credit loss for which an other-than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	1,106	1,688
Reductions for securities sold during the period	—	—
Reductions for securities previously recognized in other comprehensive income (loss) because of intent to sell the security before recovery of its amortized cost basis	—	—
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(18)	(17)
Credit losses on securities held at the end of the period in accumulated other comprehensive income	$16,375	$15,260

The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income on the Company's investments in securities available for sale, at December 31.

	2013	2012	2011
Net unrealized gains	$124,427	$269,541	$198,188
Amounts resulting from:
DAC and VOBA	(26,979)	(74,342)	(56,971)
Future policy benefits	(16,119)	(29,075)	(15,903)
Policyholder account balances	(507)	(1,135)	(578)
Deferred income taxes	(28,287)	(57,745)	(43,657)
Total	$52,535	$107,244	$81,079

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.

	2013	2012	2011
Gross investment income:
Fixed maturity securities	$122,448	$132,578	$136,534
Equity securities	1,953	1,684	267
Mortgage loans	40,605	38,189	38,089
Real estate	10,652	9,475	7,685
Policy loans	5,753	5,433	5,626
Short-term investments	5	7	45
Other	357	244	486
Total	181,773	187,610	188,732
Less investment expenses	(12,033)	(11,456)	(11,504)
Net investment income	$169,740	$176,154	$177,228

20

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Realized Gains (Losses)
The following table provides net realized investment gains (losses) by major category for the years ended December 31.

	2013	2012	2011
Realized investment gains (losses):
Fixed maturity securities	$3,464	$1,407	$3,409
Equity securities	626	(165)	4
Real estate	(69)	18,046	—
Mortgage loans	(49)	(717)	99
	3,972	18,571	3,512
Amortization of DAC and VOBA	(100)	(135)	(370)
	$3,872	$18,436	$3,142

The following table provides detail concerning realized investment gains and losses for the three years ended December 31.

	2013	2012	2011
Gross gains resulting from:
Sales of investment securities	$261	$2,670	$3,945
Investment securities called and other	5,627	3,806	3,519
Real estate	20	18,884	—
Total gross gains	5,908	25,360	7,464
Gross losses resulting from:
Sales of investment securities	(5)	(2,651)	(1,666)
Investment securities called and other	(660)	(865)	(376)
Mortgage loans	(144)	(220)	(3)
Sale of real estate and joint venture	(89)	—	—
Impairment losses on real estate	—	(838)	—
Total gross losses	(898)	(4,574)	(2,045)
Change in allowance for potential future losses on mortgage loans	95	(497)	102
Amortization of DAC and VOBA	(100)	(135)	(370)
Net realized investment gains, excluding other-than-temporary impairment losses	5,005	20,154	5,151

Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity and equity securities	(1,032)	(2,526)	(2,952)
Portion of loss recognized in other comprehensive income (loss)	(101)	808	943
Net other-than-temporary impairment losses recognized in earnings	(1,133)	(1,718)	(2,009)
Net realized investment gains	$3,872	$18,436	$3,142

21

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Proceeds From Sales of Investment Securities
The table below details proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the three years ended December 31.

	2013	2012	2011
Proceeds	$12,292	$99,371	$61,494

Mortgage Loans
Investments in mortgage loans totaled $629.3 million at December 31, 2013, compared to $674.0 million at December 31, 2012. The Company's mortgage loans are mostly secured by commercial real estate and are stated at the outstanding principal balance, adjusted for amortization of premium and accrual of discount, less an allowance for potential future losses. This allowance is maintained at a level believed by management to be adequate to absorb estimated credit losses and was $3.3 million at both December 31, 2013 and December 31, 2012. Management's periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical experience, industry data, current economic conditions, and other relevant factors. Please see Note 6 - Financing Receivables for additional information. One mortgage loan has been foreclosed upon and transferred to real estate investments during the past two years. It resulted in the recognition of an impairment loss of $0.2 million in 2012, as the fair value was less than the carrying value. Also, there were five delinquent mortgage loans at December 31, 2013 (three at December 31, 2012). Payment was subsequently received on three of these loans in January 2014 to bring these loans current. Two loans were in the process of foreclosure at December 31, 2013, with no loss anticipated. The Company does not hold mortgage loans to any single borrower that exceed 5% of stockholders' equity.

The Company had 18% of its invested assets in commercial mortgage loans at both December 31, 2013 and December 31, 2012. New commercial loans, including refinanced loans, were $72.7 million and $178.7 million for 2013 and 2012, respectively. The level of new commercial mortgage loans in any year is influenced by market conditions, as the Company responds to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet the Company's yield and quality thresholds.

In addition to the subject collateral underlying the mortgage, the Company typically requires some amount of recourse from borrowers as another potential source of repayment. The recourse requirement is determined as part of the underwriting requirements of each loan. The Company added 46 new loans to the portfolio during 2013 and 100% of these loans had some amount of recourse requirement. No new loans were purchased from institutional lenders during 2013. The average loan-to-value ratio for the overall portfolio was 50% at December 31, 2013, up from 47% at December 31, 2012. These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired. The average loan balance was $1.6 million at both December 31, 2013 and December 31, 2012. The Company has certain mortgage loans that have an unamortized premium, totaling $2.7 million as of December 31, 2013, compared to $3.6 million at December 31, 2012.

The following table identifies the gross mortgage loan principal outstanding and the allowance for potential future losses at December 31.

	2013	2012
Principal outstanding	$632,507	$677,380
Allowance for potential future losses	(3,251)	(3,346)
Carrying value	$629,256	$674,034

22

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table summarizes the amount of mortgage loans held by the Company at December 31, 2013 and 2012, segregated by year of origination. Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.

	2013	% of Total	2012	% of Total
Prior to 2004	$27,899	4%	$48,973	7%
2004	13,425	2%	19,699	3%
2005	28,111	4%	32,666	5%
2006	24,744	4%	39,321	6%
2007	27,009	4%	31,484	5%
2008	28,051	4%	35,747	5%
2009	37,723	6%	41,691	6%
2010	61,236	10%	90,236	13%
2011	118,459	19%	130,590	19%
2012	184,749	29%	206,973	31%
2013	81,101	14%	—	—%
Total	$632,507	100%	$677,380	100%
The following table identifies mortgage loans by geographic location at December 31.

	2013	% of Total	2012	% of Total
Pacific	$181,690	29%	$183,198	27%
West north central	91,687	14%	106,004	16%
West south central	101,019	16%	110,336	16%
Mountain	78,116	12%	95,626	14%
South Atlantic	66,686	11%	61,815	9%
Middle Atlantic	31,495	5%	48,523	7%
East north central	57,395	9%	55,938	8%
East south central	24,419	4%	15,940	3%
Total	$632,507	100%	$677,380	100%

The following table identifies the concentration of mortgage loans by state greater than 5% at December 31.

	2013	% of Total	2012	% of Total
California	$149,065	24%	$156,032	23%
Texas	95,205	15%	100,307	15%
Minnesota	64,464	10%	63,402	9%
Florida	34,334	5%	36,521	5%
All others	289,439	46%	321,118	48%
Total	$632,507	100%	$677,380	100%

23

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table identifies mortgage loans by property type at December 31. The Other category consists of apartments and retail properties.

	2013	% of Total	2012	% of Total
Industrial	$328,478	52%	$348,807	51%
Office	184,529	29%	210,518	31%
Medical	39,531	6%	45,971	7%
Other	79,969	13%	72,084	11%
Total	$632,507	100%	$677,380	100%

The table below identifies mortgage loans by maturity at December 31.

	2013	% of Total	2012	% of Total
Due in one year or less	$22,464	4%	$29,663	4%
Due after one year through five years	169,146	27%	195,336	29%
Due after five years through ten years	244,667	38%	282,453	42%
Due after ten years	196,230	31%	169,928	25%
Total	$632,507	100%	$677,380	100%

The table below identifies the commercial mortgage portfolio by current loan balance at years ending December 31.

	2013	% of Total	2012	% of Total
$5 million or greater	$108,588	17%	$136,396	20%
$4 million to less than $5 million	39,301	6%	48,041	7%
$3 million to less than $4 million	64,527	10%	58,692	9%
$2 million to less than $3 million	138,580	22%	146,279	21%
$1 million to less than $2 million	187,187	30%	181,745	27%
Less than $1 million	94,324	15%	106,227	16%
Total	$632,507	100%	$677,380	100%

The table below identifies the commercial mortgage portfolio by current loan balance as a percentage of value at the time of origination at December 31.

	2013	% of Total	2012	% of Total
70% or greater	$65,033	10%	$56,611	8%
50% to 69%	327,996	52%	383,573	57%
Less than 50%	239,478	38%	237,196	35%
Total	$632,507	100%	$677,380	100%

The concentration in California, along with other states included in the pacific region, exposes the Company to potential losses from a regional economic downturn and certain catastrophes, such as earthquakes and fires, that may affect certain areas of the region. The Company requires borrowers to maintain fire insurance coverage to provide reimbursement for any losses due to fire. The Company diversifies its commercial mortgage loan portfolio both geographically and by property type to reduce certain catastrophic and economic exposure. However, diversification may not always sufficiently mitigate the risk of such losses. Historically, the delinquency rate of the Company's pacific region commercial mortgage loans has been substantially

24

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

below the industry average and consistent with the Company's experience in other regions. The Company does not require earthquake insurance for properties on which it makes commercial mortgage loans. However, the Company does consider structural information specific to each property, as well as the potential for earthquake loss if the property lies within areas believed by the Company to be seismically active submarkets. The Company does not expect catastrophe or earthquake damage or economic downturn in the pacific region that may occur to have a material adverse effect on its business, financial position, results of operations, or cash flows. However, the Company cannot provide assurance that such risks could not have such material adverse effects.

Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup. In some states, such a lien has priority over the lien of an existing mortgage against such property. As a commercial mortgage lender, the Company customarily conducts environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate. Based on the Company's environmental assessments, the Company believes that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on the Company's business, financial position, results of operations, or cash flows. However, the Company cannot provide assurance that material compliance costs will not be incurred.

The Company may refinance commercial mortgage loans prior to contractual maturity as a means of originating new loans that meet the Company's underwriting and pricing parameters. The Company refinanced loans with outstanding balances of $10.6 million and $31.6 million during the years ended December 31, 2013 and December 31, 2012, respectively.

In the normal course of business, the Company commits to fund commercial mortgage loans generally up to 120 days in advance. These commitments typically have fixed expiration dates. A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date. In these cases, the Company retains the commitment fee. For additional information, please see Note 21 - Commitments.

Real Estate
Investments in real estate totaled $142.5 million at December 31, 2013, compared to $124.7 million at December 31, 2012. The table below provides information concerning the Company's real estate investments by major category at December 31.

	2013	2012
Land	$26,481	$23,051
Buildings	104,703	84,142
Less accumulated depreciation	(30,949)	(28,322)
Real estate, commercial	100,235	78,871
Real estate, joint ventures	42,301	45,871
Total	$142,536	$124,742

Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years . The Company had $0.4 million in real estate sales during 2013 (2012 -$53.5 million; 2011 - $0 million).

The Company had non-income producing real estate of $21.7 million, consisting of vacant properties and properties under development, at December 31, 2013, compared to $11.3 million at December 31, 2012.

25

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

5. Fair Value Measurements

Under GAAP, fair value represents the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Company categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market. Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.

Assets
Securities Available for Sale
Fixed maturity and equity securities available for sale are recorded at fair value on a recurring basis. Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.

Cash and Short-Term Financial Assets
Short-term financial assets include cash and other short-term investments. Cash is categorized as Level 1. Other short-term assets are invested in institutional money market funds. These assets are categorized as Level 2, as the valuation is based upon the net asset value (NAV) of the fund. There are no restrictions on withdrawal of these funds.

Loans
The Company does not record loans at fair value. As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.

Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company’s estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity, likelihood of prepayment, and repricing characteristics. Mortgage loans are categorized as Level 3 in the fair value hierarchy.

The Company also has loans made to policyholders. These loans cannot exceed the cash surrender value of the policy. Carrying value of policy loans approximates fair value. Policy loans are categorized as Level 3.

Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as provided by the issuer. This is the value at which a policyholder could transact with the issuer on the date. Separate accounts are categorized as Level 2.

Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of investment-type insurance contracts included with policyholder account balances for fixed deferred annuities are estimated to be their cash surrender values as there is not a required maturity date. The fair values of supplementary contracts without life contingencies are estimated to be the present value of payments at a market yield. The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date. These liabilities are categorized as Level 3.

26

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Guaranteed Minimum Withdrawal Benefits (GMWB) Included in Other Policyholder Funds
The Company offers a GMWB rider that can be added to new or existing variable annuity contracts. The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value. Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs. These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.

Determination of Fair Value
The determination of the fair value of the Company's fixed maturity and equity securities is the responsibility of the Company's investment accounting group, which reports to the Principal Accounting Officer. This group manages and creates the policies and processes used to determine the fair value for these assets. This group employs third-party pricing services and obtains selected support from the Company's portfolio managers in order to achieve results for this multi-tiered process. All prices are reviewed by the investment accounting group. The financial reporting group, the Principal Accounting Officer, and the Chief Financial Officer also review the fair value methodologies and the fair values that are obtained each quarter. The results of these reviews are made known to the Company's Disclosure Committee and to the Company's Audit Committee. In addition, any significant policy or process changes made during the quarter are also discussed with the Company's Audit Committee.

The Company utilizes external third-party pricing services to determine the majority of its fair values on investment securities available for sale. At December 31, 2013, approximately 97% of the carrying value of these investments was from external pricing services, 1% was from brokers, and 2% was derived from internal matrices and calculations. In the event that the primary pricing service does not provide a price, the Company utilizes the price provided by a second pricing service. The Company reviews prices received from service providers for reasonableness and unusual fluctuations but generally accepts the price identified from the primary pricing service. In the event a price is not available from either third-party pricing service, the Company pursues external pricing from brokers. Generally, the Company pursues and utilizes only one broker quote per security. In doing so, the Company solicits only brokers which have previously demonstrated knowledge and experience of the subject security. If a broker price is not available, the Company determines a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced. These techniques are primarily applied to private placement securities. The Company utilizes available market information, wherever possible, to identify inputs into the fair value determination, primarily including prices and spreads on comparable securities.

Each quarter, the Company evaluates the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations. The Company corroborates and validates the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional third-party pricing services or brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists. In addition, the Company analyzes the primary third-party pricing service's methodologies and related inputs and also evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy. Finally, the Company also performs additional evaluations when individual prices fall outside tolerance levels when comparing prices received from third-party pricing services.

Fair value measurements for assets and liabilities where there exists limited or no observable market data are calculated using the Company’s own estimates and are categorized as Level 3. These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors. Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability. Additionally, there may be inherent weaknesses in any valuation technique. Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.

The Company’s own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to the Company by fund managers.

The determination of the value of the Company's liabilities that are reported at fair value in the financial statements is the responsibility of the Company's valuation actuary group, which reports to the Company's Senior Vice President and Actuary.

27

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

This group manages and creates the policies and processes used to determine the fair value for these liabilities. Methodologies used include internal assumptions and third-party inputs to derive a value, including a risk-neutral option pricing model that incorporates a third-party-developed index that is consistent with the attributes of the product and provides for an approximate match of the volatility measure with the expected life of the underlying contracts. The fair value methodologies and the fair values are reviewed by the Senior Vice President and Actuary, the Principal Accounting Officer, and the Chief Financial Officer. The results of these reviews are made known to the Company's Disclosure Committee and to the Company's Audit Committee. In addition, any significant policy or process changes made are also discussed with the Company's Audit Committee.

Categories Reported at Fair Value

The following tables present categories reported at fair value on a recurring basis at December 31.

	2013
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,458	$126,562	$—	$139,020
Federal agencies 1	—	22,068	—	22,068
Federal agency issued residential mortgage-backed securities 1	—	62,128	—	62,128
Subtotal	12,458	210,758	—	223,216
Corporate obligations:
Industrial	—	534,779	—	534,779
Energy	—	222,745	—	222,745
Communications and technology	—	233,543	—	233,543
Financial	—	283,477	—	283,477
Consumer	—	493,756	—	493,756
Public utilities	—	252,364	13	252,377
Subtotal	—	2,020,664	13	2,020,677
Corporate private-labeled residential mortgage-backed securities	—	116,482	—	116,482
Municipal securities	—	147,619	—	147,619
Other	—	96,454	1,420	97,874
Redeemable preferred stocks	—	12,752	—	12,752
Fixed maturity securities	12,458	2,604,729	1,433	2,618,620
Equity securities	4,812	29,574	—	34,386
Total	$17,270	$2,634,303	$1,433	$2,653,006

Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(4,703)	$(4,703)
Total	$—	$—	$(4,703)	$(4,703)

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

28

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	2012
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,698	$120,544	$2,809	$136,051
Federal agencies 1	—	26,069	—	26,069
Federal agency issued residential mortgage-backed securities 1	—	91,985	—	91,985
Subtotal	12,698	238,598	2,809	254,105
Corporate obligations:
Industrial	—	542,561	3,322	545,883
Energy	—	208,887	2,362	211,249
Communications and technology	—	221,600	—	221,600
Financial	—	302,690	11,184	313,874
Consumer	—	509,953	16,285	526,238
Public utilities	—	286,127	—	286,127
Subtotal	—	2,071,818	33,153	2,104,971
Corporate private-labeled residential mortgage-backed securities	—	148,131	—	148,131
Municipal securities	—	163,661	4,323	167,984
Other	—	98,896	5,848	104,744
Redeemable preferred stocks	8,206	—	—	8,206
Fixed maturity securities	20,904	2,721,104	46,133	2,788,141
Equity securities	1,336	17,470	1,255	20,061
Total	$22,240	$2,738,574	$47,388	$2,808,202
Percent of total	1%	97%	2%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(1,080)	$(1,080)
Total	$—	$—	$(1,080)	$(1,080)

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

29

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following tables present the fair value of fixed maturity and equity securities available for sale by pricing source and fair value hierarchy level at December 31.

	2013
	Level 1	Level 2	Level 3	Total
Fixed maturity securities available for sale:
Priced from external pricing services	$12,458	$2,519,332	$—	$2,531,790
Priced from independent broker quotations	—	41,642	—	41,642
Priced from internal matrices and calculations	—	43,755	1,433	45,188
Subtotal	12,458	2,604,729	1,433	2,618,620
Equity securities available for sale:
Priced from external pricing services	4,812	18,253	—	23,065
Priced from independent broker quotations	—	—	—	—
Priced from internal matrices and calculations	—	11,321	—	11,321
Subtotal	4,812	29,574	—	34,386
Total	$17,270	$2,634,303	$1,433	$2,653,006
Percent of total	1%	99%	—%	100%

	2012
	Level 1	Level 2	Level 3	Total
Fixed maturity securities available for sale:
Priced from external pricing services	$20,904	$2,676,943	$—	$2,697,847
Priced from independent broker quotations	—	44,161	—	44,161
Priced from internal matrices and calculations	—	—	46,133	46,133
Subtotal	20,904	2,721,104	46,133	2,788,141
Equity securities available for sale:
Priced from external pricing services	1,336	7,254	—	8,590
Priced from independent broker quotations	—	—	—	—
Priced from internal matrices and calculations	—	10,216	1,255	11,471
Subtotal	1,336	17,470	1,255	20,061
Total	$22,240	$2,738,574	$47,388	$2,808,202
Percent of total	1%	97%	2%	100%

30

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:

	2013
	Assets			Liabilities
	Fixed maturity securities available for sale	Equity securities available for sale	Total	GMWB
Beginning balance	$46,133	$1,255	$47,388	$(1,080)
Included in earnings	(59)	641	582	(4,208)
Included in other comprehensive income (loss)	287	(627)	(340)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—	—
Issuances	—	—	—	737
Sales	—	—	—	—
Other dispositions	(839)	(1,269)	(2,108)	(152)
Transfers into Level 3	116	—	116	—
Transfers out of Level 3	(44,205)	—	(44,205)	—
Ending balance	$1,433	$—	$1,433	$(4,703)

Net unrealized gains	$287	$—	$287

	2012
	Assets			Liabilities
	Fixed maturity securities available for sale	Equity securities available for sale	Total	GMWB
Beginning balance	$43,759	$1,123	$44,882	$(187)
Included in earnings	109	—	109	(1,228)
Included in other comprehensive income (loss)	(160)	132	(28)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—	—
Issuances	—	—	—	1,592
Sales	—	—	—	—
Other dispositions	(5,406)	—	(5,406)	(1,257)
Transfers into Level 3	7,831	—	7,831	—
Transfers out of Level 3	—	—	—	—
Ending balance	$46,133	$1,255	$47,388	$(1,080)

Net unrealized gains (losses)	$(172)	$132	$(40)

The Company did not exclude any realized or unrealized gains or losses on items transferred into Level 3 in any of the periods presented. Depending upon the availability of Level 1 or Level 2 pricing, specific securities may transfer into or out of Level 3.

31

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

In 2013, the Company was able to identify significant assumptions or was able to corroborate observable market data for securities that had been level 3 in the previous year. These securities were transfered from Level 3 to Level 2. The Company did not have any transfers between Level 1 and Level 2 during the years ended December 31, 2013 and 2012.

The Company's primary category of Level 3 fair values is fixed maturity securities, totaling $1.4 million as of December 31, 2013. These assets are valued using comparable security valuations through the unobservable input of estimated discount spreads. Specifically, the Company reviews the values and discount spreads on similar securities for which such information is observable in the market. Estimates of increased discount spreads are then determined based upon the characteristics of the securities being evaluated.

The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience. The mortality assumption uses the 2000 US Annuity Basic Table Mortality Table. The present value of cash flows is determined using the discount rate curve, based upon LIBOR plus a credit spread.

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2013.

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(4,703)	Actuarial cash flow model	Mortality	80% of US Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.47%-1.40%

The GMWB liability is sensitive to changes in observable and unobservable inputs. Observable inputs include risk-free rates, index returns, volatilities, and correlations. Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability. The Company's mortality, lapse, benefit utilization and nonperformance risk adjustment are unobservable. Increases in mortality, lapses and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.

The Company estimates that the impact of unobservable inputs is as follows: a 10% increase in the mortality assumption would reduce the liability less than $0.1 million; a 10% decrease in the lapse assumption would increase the liability less than $0.1 million; a 10% increase in the benefit utilization would increase the liability $0.5 million; and a 10 basis point increase in the credit spreads used for non-performance would decrease the liability $0.2 million.

32

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The table below is a summary of fair value estimates at December 31 for financial instruments. The Company has not included assets and liabilities that are not financial instruments in this disclosure. The total of the fair value calculations presented below may not be indicative of the value that can be obtained.

	2013		2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Investments:
Fixed maturity securities available for sale	$2,618,620	$2,618,620	$2,788,141	$2,788,141
Equity securities available for sale	34,386	34,386	20,061	20,061
Mortgage loans	629,256	658,142	674,034	722,098
Policy loans	83,518	83,518	77,133	77,133
Cash and short-term financial assets	48,909	48,909	31,928	31,928
Separate account assets	393,416	393,416	340,093	340,093

Liabilities:
Individual and group annuities	1,100,495	1,078,618	1,130,032	1,108,987
Supplementary contracts without life contingencies	51,624	50,097	54,321	53,389
Separate account liabilities	393,416	393,416	340,093	340,093
Other policyholder funds - GMWB	(4,703)	(4,703)	(1,080)	(1,080)

33

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

6. Financing Receivables

The Company has financing receivables that have both a specific maturity date, either on demand or on a fixed or determinable date, and are recognized as assets in the Consolidated Balance Sheets.

The table below identifies the Company’s financing receivables by classification amount at December 31.

	2013	2012
Receivables:
Agent receivables, net (allowance $2,245; 2012 - $2,261)	$1,660	$1,697
Investment-related financing receivables:
Mortgage loans, net (allowance $3,251; 2012 - $3,346)	629,256	674,034
Total financing receivables	$630,916	$675,731

The following table details the activity of the allowance for uncollectible accounts on agent receivables at December 31.

	2013	2012
Beginning of year	$2,261	$2,226
Additions	69	229
Deductions	(85)	(194)
End of period	$2,245	$2,261

The following table details the mortgage loan portfolio, as collectively or individually evaluated for impairment at December 31.

	2013	2012
Mortgage loans collectively evaluated for impairment	$582,679	$622,381
Mortgage loans individually evaluated for impairment	49,828	54,999
Allowance for potential future losses	(3,251)	(3,346)
Carrying value	$629,256	$674,034

The following table details the activity of the allowance for potential future losses on mortgage loans at December 31.

	2013	2012
Beginning of year	$3,346	$2,849
Provision	—	497
Deductions	(95)	—
End of period	$3,251	$3,346

Agent Receivables
The Company has agent receivables which are classified as financing receivables and which are reduced by an allowance for doubtful accounts. These trade receivables from agents are long-term in nature and are specifically assessed as to the collectibility of each receivable. The Company's gross agent receivables totaled $3.9 million at December 31, 2013 with an allowance for doubtful accounts totaling $2.2 million. Gross agent receivables totaled $4.0 million with an allowance for doubtful accounts of $2.3 million at December 31, 2012. The Company had no material troubled debt that was restructured or modified during any of the periods presented. The Company has two types of agent receivables including:

•	Agent specific loans. At both December 31, 2013 and December 31, 2012, these loans totaled $1.1 million, with an allowance for doubtful accounts of $0.3 million.

34

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
•
Various agent commission advances and other commission receivables. Gross agent receivables in this category totaled $2.8 million, with an allowance for doubtful accounts of $1.9 million at December 31, 2013. Gross agent receivables totaled $2.9 million and the allowance for doubtful accounts was $2.0 million at December 31, 2012.

Mortgage Loans
The Company considers its mortgage loan portfolio to be long-term financing receivables. Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less of an allowance for potential future losses. Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan. Prepayment and late fees are recorded on the date of collection. Loans in foreclosure, loans considered impaired, or loans past due 90 or more are placed on a non-accrual status.

If a mortgage loan is determined to be on non-accrual status, the Company does not accrue interest income. The loan is independently monitored and evaluated as to potential impairment or foreclosure. This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below. If delinquent payments are made and the loan is brought current, then the Company returns the loan to active status and accrues income accordingly.

Generally, the Company considers its mortgage loans to be a portfolio segment. The Company considers its primary class to be property type. The Company primarily uses loan-to-value as its credit risk quality indicator but also monitors additional secondary risk factors, such as geographic distribution both on a regional and specific state basis. The mortgage loan portfolio segment is presented by property type in a table in Note 4 - Investments, as are geographic distributions by both region and state. These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.

The following table presents an aging schedule for delinquent payments for both principal and interest at December 31, 2013 and December 31, 2012, by property type.

		Amount of Payments Past Due
	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
December 31, 2013
Industrial	$—	$—	$—	$—	$—
Office	8,497	24	—	829	853
Medical	3,921	32	—	—	32
Other	—	—	—	—	—
Total	$12,418	$56	$—	$829	$885

December 31, 2012
Industrial	$—	$—	$—	$—	$—
Office	6,053	9	—	201	210
Medical	—	—	—	—	—
Other	—	—	—	—	—
Total	$6,053	$9	$—	$201	$210

As of December 31, 2013, there were five mortgage loans that were 30 days or more past due, including two that were 120 days past due. The two loans that were 120 days past due are in the process of foreclosure. At December 31, 2012, there were three mortgage loans that were 30 days past due. Subsequently, payment was received on these loans and they were brought current in January 2013.

The allowance for potential future losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below. Generally, the Company establishes the allowance for potential future losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identifies an allowance for potential future losses on loans that contain elevated risk profiles. If the Company determines through its evaluation that a loan has an elevated specific risk profile, it then individually assesses the loan’s risk profile and assigns a specific allowance value based on many factors, including those identified below.

35

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Macro-environmental and elevated risk profile considerations:

•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which the Company has mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that the Company may perceive as important or critical given its portfolio; and
•
Analysis of the Company’s loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:

•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.

The Company has not acquired any mortgage loans with deteriorated credit quality during the years presented.

As part of the Company’s process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process. These risks include, but are not limited to:

•	The risk that the Company’s assessment of a borrower to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to the Company;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that the Company will not obtain all of it contractual payments.

The Company did not increase the allowance for potential future losses during 2013. However, the Company reviews the portfolio's risk profile and expected ongoing performance not less often than quarterly.

To the extent the Company's review and valuation determines a loan is impaired, that amount is charged to the allowance for potential future losses and the loan balance is reduced. In the event that a property is foreclosed upon, the carrying value is written down to the lesser of the current fair value, less selling costs, or book value of the property with a charge to the allowance and a corresponding reduction to the mortgage loan asset.

Over the past two years, the Company has had three mortgage loan defaults. One loan was foreclosed in the first quarter of 2012. This foreclosure resulted in an impairment loss of $0.2 million. The other two loan defaults are currently in the process of foreclosure. The Company had no troubled loans that were restructured or modified in 2013 or 2012.

7. Variable Interest Entities

The Company invests in certain affordable housing and real estate joint ventures which are considered to be variable interest entities (VIEs) and are included in Real Estate in the Consolidated Balance Sheets. The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time. The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program. Investments in real estate joint ventures are equity interests in partnerships or limited liability corporations that may or may not participate in profits or residual value. In certain cases, the Company may issue fixed-rate senior mortgage loan investments secured by properties controlled by VIEs. These investments are classified as mortgage loans in the Consolidated Balance Sheets, and the income received from such investments is recorded as investment income in the Consolidated Statements of Comprehensive Income.

Investments in the affordable housing and real estate joint ventures are interests that will absorb portions of the VIE's expected losses or receive portions of expected residual returns of the VIE's net assets exclusive of variable interests. The Company makes an initial assessment of whether it is the primary beneficiary of a VIE at the time of the initial investment and on an

36

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

ongoing basis thereafter. The Company considers many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment. The first factor is whether the Company has the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance. The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by the Company in these investments. Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, and the right to receive economic rewards of the entity; and the extent to which the Company shares in the VIE's expected losses and residual returns.

Most of the Company’s investment interests in VIEs not in the form of a fixed-rate senior mortgage debt investment are recorded using the equity method, with cash distributions from the VIE and cash contributions to the VIE recorded as decreases or increases, respectively, in the carrying value of the VIE. Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis. The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment. The Company evaluates the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds a variable interest, but is not the primary beneficiary, and which had not been consolidated at December 31, 2013 and December 31, 2012. The table includes investments in six real estate joint ventures and 25 affordable housing real estate joint ventures at both December 31, 2013 and December 31, 2012.

	2013		2012
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$22,104	$22,104	$22,440	$22,440
Affordable housing real estate joint ventures	19,422	61,624	22,704	60,527
Total	$41,526	$83,728	$45,144	$82,967

The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures, as shown in the table above, is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse to the Company. Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.

At December 31, 2013 and 2012, the Company had unfunded commitments of $0.2 million and $1.3 million, respectively. In 2013, there were no mortgage loan commitments outstanding to the real estate joint venture VIEs, while commitments totaled $0.3 million in 2012. Unfunded equity commitments for the development of properties owned were $0.2 million and $1.0 million in 2013 and 2012, respectively. The loan commitments are included in Note 21 to the Consolidated Financial Statements. The Company also has contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss. However, the Company is not able to quantify the amount of these contingent commitments.

In addition, the maximum exposure to loss on affordable housing joint ventures at December 31, 2013 and 2012 includes $22.5 million and $14.1 million, respectively, of losses which could be realized if the tax credits received by the VIEs were recaptured. Recapture events would cause the Company to reverse some or all of the benefit previously recognized by the Company or third parties to whom the tax credit interests were transferred. A recapture event can occur at any time during a 15-year required compliance period. The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE. The potential exposure due to recapture may be mitigated by guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to the Company's interests in the VIEs.

8. Property and Equipment

37

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years. The table below provides information at December 31.

	2013	2012
Land	$766	$766
Home office complex	20,775	20,828
Furniture and equipment	46,176	45,308
	67,717	66,902
Accumulated depreciation	(50,193)	(48,559)
	$17,524	$18,343

During 2012, the Company completed a change in accounting estimate related to a long-lived asset. This asset concluded its initial depreciation schedule in the third quarter of 2012. The Company reassessed this asset and its ongoing use and determined that it has a useful life greater than estimated at the time of its initial implementation. The Company also established an updated residual value, consistent with a longer use of the asset. Please see Note 3 - Change in Accounting Principle and Change in Accounting Estimate for additional information. Depreciation expense totaled $1.6 million in 2013 (2012 - $5.1 million; 2011 - $1.5 million).

38

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

9. Separate Accounts

Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products. The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk. The assets are legally segregated and are not subject to claims which may arise from any other business of the Company. The separate account assets and liabilities, which are equal, are recorded at fair value based upon net asset value (NAV). Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income. Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and risk charges.

In April 2013, the Company acquired a closed block of variable universal life insurance policies and variable annuity contracts from American Family as discussed in the Reinsurance Transaction section of Note 1. The Company assumed 100% of the separate account liabilities on a modified coinsurance basis and 100% of the general account liabilities on a coinsurance basis. The modified coinsurance portion of the transaction represented approximately $291.6 million in separate account fund balances. The Company receives fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions. Also, as required under modified coinsurance transaction accounting, the separate account fund balances were not recorded as separate accounts on the Company's financial statements. The coinsurance portion of the transaction represented approximately $23.6 million in fund value and $0.6 million in future policy benefits at acquisition. The fund value and future policy benefits approximated $26.0 million and $0.8 million at December 31, 2013, respectively. The Company recorded these fixed funds accounts as a separate block under its general accounts.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

	2013	2012	2011
Balance at beginning of year	$340,093	$316,609	$339,029
Deposits on variable policyholder contracts	36,471	33,748	33,139
Transfers to general account	(4,349)	(5,082)	(5,282)
Investment performance	69,545	43,399	(2,180)
Policyholder benefits and withdrawals	(35,236)	(35,799)	(35,285)
Contract charges	(13,108)	(12,782)	(12,812)
Balance at end of year	$393,416	$340,093	$316,609

The Company has a guaranteed minimum withdrawal benefit (GMWB) rider that can be added to new or existing variable annuity contracts. The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value. The value of variable annuity separate accounts with the GMWB rider was $123.9 million at December 31, 2013 (2012 - $102.5 million), and the guarantee liability was $(4.7) million at December 31, 2013 (2012 - $(1.1) million). The value of the GMWB rider is recorded at fair value. The change in this value is included in policyholder benefits in the Consolidated Statements of Comprehensive Income. The value of variable annuity separate accounts with the GMWB rider is recorded in separate account liabilities, and the value of the rider is included in other policyholder funds in the Consolidated Balance Sheets.

The total separate account assets were $393.4 million at December 31, 2013 (2012 - $340.1 million). Variable universal life and variable annuity assets comprised 29% and 71% of this amount, respectively, in both 2013 and 2012.

Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts, and GMDB are provided on all variable annuities. The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met. The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

39

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

At December 31, 2013, separate account balances for variable annuity contracts were $279.6 million. The total reserve held for variable annuity GMDB was less than $0.1 million (December 31, 2012 - $0.1 million). Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2013 and 2012 is provided below:

	2013		2012
	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
Return of net deposits	$221,905	$684	$195,557	$1,374
Return of the greater of the highest anniversary contract value or net deposits	8,918	9	7,816	53
Return of the greater of every fifth year highest anniversary contract value or net deposits	6,726	57	5,714	70
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	42,083	1,579	33,991	2,725
Total	$279,632	$2,329	$243,078	$4,222

The following table presents the GMDB for the variable annuity incurred and paid death benefits for the three years ended December 31.

	2013	2012	2011
Variable annuity incurred death benefits	$2,900	$2,296	$1,145
Variable annuity paid death benefits	3,744	2,029	1,016

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.

	2013	2012	2011
Money market	$4,770	$5,408	$5,325
Fixed income	40,036	42,086	42,004
Balanced	64,015	47,673	43,795
International equity	24,745	25,384	25,401
Intermediate equity	116,770	95,487	80,755
Aggressive equity	29,296	27,040	27,591
Total	$279,632	$243,078	$224,871

40

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

10. Unpaid Accident and Health Claims Liability

The liability for unpaid accident and health claims is included with policy and contract claims on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

	2013	2012	2011
Gross liability at beginning of year	$36,219	$32,921	$38,196
Less reinsurance recoverable	(29,938)	(26,797)	(30,893)
Net liability at beginning of year	6,281	6,124	7,303
Incurred benefits related to:
Current year	24,333	22,061	23,218
Prior years 1	(937)	(356)	(1,242)
Total incurred benefits	23,396	21,705	21,976
Paid benefits related to:
Current year	20,906	18,667	20,289
Prior years	2,450	2,881	2,866
Total paid benefits	23,356	21,548	23,155
Net liability at end of year	6,321	6,281	6,124
Reinsurance recoverable	27,567	29,938	26,797
Gross liability at end of year	$33,888	$36,219	$32,921

1	The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

The Company modified the presentation of information in the table above to incorporate disability reserves and has conformed prior years to be consistent with the current year presentation. The changes have no impact on amounts reported in the consolidated financial statements.

11. Notes Payable

The Company had no notes payable at December 31, 2013 or December 31, 2012.

As a member of the FHLB with a capital investment of $4.8 million, the Company has the ability to borrow on a collateralized basis from the FHLB. The Company received an insignificant amount of dividends on the capital investment in 2013, 2012, and 2011.

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding at December 31, 2013 and 2012. The lines of credit are at variable interest rates based upon short-term indices, and they will mature in June of 2014. The Company anticipates renewing these lines as they come due.

41

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

12. Income Taxes

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company’s effective income tax rate for the years ended December 31.

	2013	2012	2011
Current income tax expense	$7,855	$18,926	$10,011
Deferred income tax expense	7,033	702	3,554
Total income tax expense	$14,888	$19,628	$13,565

	2013	2012	2011
Federal income tax rate	35%	35%	35%
Tax credits, net of equity adjustment	(2)%	(1)%	—%
Permanent differences	—%	(1)%	(1)%
Effective income tax rate	33%	33%	34%

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

	2013	2012
Deferred tax assets:
Future policy benefits	$27,721	$26,319
Employee retirement benefits	26,506	33,296
Tax carryovers	326	418
Other	—	2,418
Deferred tax assets	54,553	62,451
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	6,215	9,853
Unrealized investment gains	43,550	94,339
Capitalization of deferred acquisition costs, net of amortization	55,818	27,706
Value of business acquired	9,990	7,408
Property and equipment, net	5,211	5,606
Other	1,765	—
Deferred tax liabilities	122,549	144,912
Net deferred tax liability	67,996	82,461
Current tax liability (asset)	(709)	1,996
Income taxes payable	$67,287	$84,457

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Management reviews the need for a valuation allowance based on the Company’s anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, tax planning strategies that are prudent and feasible, and the ability and intent to hold securities until their recovery. In management’s opinion, it is more likely than not that the Company will realize the benefit of its deferred taxes.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions. In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years prior to 2010. The Company is not currently under examination by the Internal Revenue Service.

42

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Tax positions are evaluated at the reporting date to determine whether an unrecognized tax benefit should be recorded. The Company did not have any unrecognized tax benefits at December 31, 2013, 2012, or 2011.

The Company's policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense (benefit). The Company recognized $0.1 million of tax penalty and interest expense in 2013. The Company did not recognize any expense (benefit) related to interest and penalties during 2012 or 2011. The Company did not have any accrued interest and penalties at December 31, 2013 or December 31, 2012.

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

	2013	2012	2011
Income tax expense	$14,888	$19,628	$13,565
Stockholders’ equity:
Related to:
Change in net unrealized gains on securities available for sale	(50,790)	24,974	30,799
Effect on DAC and VOBA	16,577	(6,080)	(7,501)
Change in future policy benefits	4,534	(4,611)	(3,081)
Change in policyholder account balances	220	(195)	(87)
Change in benefit plan obligations	7,961	(1,161)	(8,133)
Total income tax expense (benefit) included in financial statements	$(6,610)	$32,555	$25,562

13. Pensions and Other Postretirement Benefits

The Company has pension and other postretirement benefit plans covering substantially all its employees for which the measurement date is December 31.

The Kansas City Life Cash Balance Pension Plan (the Plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010. Although participants will no longer accrue additional benefits under the Plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the Plan with respect to their benefits accrued through December 31, 2010. In addition, the cash balance account will continue to earn annual interest. Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%. The benefits expected to be paid in each year from 2014 through 2018 are $11.4 million, $10.3 million, $9.3 million, $9.3 million, and $10.0 million, respectively. The aggregate benefits expected to be paid in the five years from 2019 through 2023 are $48.9 million. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2013 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement. The 2014 contribution for the plan has not been determined.

The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:

	2013	2012	Target Allocation

Equity securities	39%	39%	33% - 43%
Asset allocation and alternative assets	28%	29%	23% - 33%
Debt securities	30%	31%	26% - 42%
Cash and cash equivalents	3%	1%	0% - 2%

43

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Certain of the Company's pension plan assets consist of investments in pooled separate accounts offered by the Plan. Net asset value (NAV) of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value. Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks. The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted. Some of the separate accounts also invest in fixed income securities. The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account. Sale of plan assets may be at values less than NAV. Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.

Hedge fund investments are recorded at net asset value. The Plan's hedge funds invest primarily in other investment funds. The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the net asset value of the other investment funds and certain redemption restrictions may apply, including a forty-five day prior written notice to withdraw funds.

Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets. Long-term strategic investment objectives include preserving the funded status of the plan and balancing risk and return. Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range. The Plan does not expect to return any plan assets to the Company during 2014.

The current assumption for the expected long-term rate of return on plan assets is 7.7%. This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes. The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash. The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rates used to determine the benefit obligation for pension benefits and postretirement benefits are 4.42% and 4.88%, respectively. The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2013. Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities. By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined. The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postretirement medical plans for eligible employees, agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2014 through 2018 are $0.9 million, $1.0 million, $1.1 million, $1.1 million, and $1.2 million, respectively. The aggregate benefits expected to be paid in the five years from 2019 through 2023 are $7.3 million. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2013. Contributions to the plan in 2013 were $1.1 million. The 2014 contribution for the plan is estimated to be $0.9 million. The Company pays these medical costs as they become due and the plan incorporates cost-sharing features. The postretirement plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003. The Act introduced a new federal subsidy to sponsors of certain retiree healthcare plans that provide a benefit that is at least actuarially equivalent to Medicare. Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact the Company’s disclosures.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service at December 31, 1997. The benefits in this plan are frozen, using the employees' years of service and compensation at December 31, 1997.

Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans in 2013 were $0.1 million (2012 - $0.1 million; 2011 - $0.1 million). Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans in 2013 were $0.3 million (2012 - $0.5 million; 2011 - $0.5 million).

Savings plans for eligible employees and agents match employee and agent contributions up to 8% of salary and 2.5% of agents’ prior year paid commissions, respectively. Contributions to the plan in 2013 were $2.1 million (2012 – $3.2 million; 2011 – $3.3 million). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. In 2013, the Company made a contribution to the plan under the profit sharing determination of 4% of salary for eligible employees, which totaled $1.3 million. In 2012, the Company made a profit sharing contribution of $1.3 million.

44

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

The Company recognizes the funded status of its defined pension and postretirement plans, measured as the difference between plan assets at fair value and the projected benefit obligation, on the Consolidated Balance Sheets. Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.

The following tables provide information regarding pension benefits and other benefits for the years ended December 31.

	Pension Benefits		Other Benefits
	2013	2012	2013	2012
Change in projected benefit obligation:
Benefit obligation at beginning of year	$159,201	$153,094	$36,403	$35,425
Service cost	—	—	786	879
Interest cost	5,338	5,796	1,368	1,529
Plan participants' contributions	—	—	496	556
Curtailments and plan changes	—	—	(4,357)	—
Actuarial (gain) loss	(9,394)	9,844	(1,922)	(567)
Benefits paid	(9,145)	(9,533)	(1,595)	(1,419)
Benefit obligation at end of year	$146,000	$159,201	$31,179	$36,403

Change in plan assets:
Fair value of plan assets at beginning of year	$125,153	$113,931	$—	$586
Reduction of plan assets	—	—	—	(586)
Return on plan assets	14,671	14,723	—	—
Plan participants' contributions	—	—	496	556
Company contributions	6,028	6,032	1,099	863
Benefits paid	(9,145)	(9,533)	(1,595)	(1,419)
Fair value of plan assets at end of year	$136,707	$125,153	$—	$—

Unfunded status at end of year	$9,293	$34,048	$31,179	$36,403

Amounts recognized in accumulated other comprehensive income:
Net loss	$59,241	$76,472	$3,974	$6,000
Prior service credit	—	—	(4,194)	(705)
Total accumulated other comprehensive income	$59,241	$76,472	$(220)	$5,295

45

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Pension Benefits		Other Benefits
	2013	2012	2013	2012
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$(14,838)	$4,010	$(1,923)	$(566)
Unrecognized prior service credit	—	—	(4,357)	—
Amortization of net loss	(2,393)	(133)	(103)	(247)
Curtailments and plan changes	—	—	116	—
Amortization of prior service cost	—	—	752	252
Total (gain) loss recognized in other comprehensive income	$(17,231)	$3,877	$(5,515)	$(561)

	Pension Benefits		Other Benefits
	2013	2012	2013	2012
Plans with underfunded accumulated benefit obligation:
Projected benefit obligation	$146,000	$159,201	$—	$—
Accumulated benefit obligation	146,000	159,201	—	—
Fair value of plan assets	136,707	125,153	—	—

Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	4.42%	3.47%	4.88%	4.03%
Expected return on plan assets	7.70%	8.00%	—	—

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	3.47%	3.96%	4.03%	4.46%
Expected return on plan assets	7.70%	8.00%	—	—

46

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the fair value of each major category of pension plan assets at December 31.

	Pension Plan
	2013	2012
Debt securities:
United States Government fixed maturity securities	$2,210	$2,315
Industrial and public utility fixed maturity securities	18,651	20,559
Investment funds:
Hedge funds	17,839	16,272
Stock and bond funds:
Domestic equity	27,382	24,453
International equity	19,709	18,068
Emerging markets	5,957	6,491
Global asset allocation	20,350	19,562
Fixed income	19,911	15,692
Other invested assets	53	81
Cash and cash equivalents	4,412	1,322
Receivables	233	338
Fair value of assets at end of year	$136,707	$125,153

47

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following tables provide the fair value hierarchy, as described in Note 5 - Fair Value Measurements, for pension plan assets at December 31.

	2013
	Level 1	Level 2	Level 3	Total
Debt securities:
United States Government fixed maturity securities	$—	$2,210	$—	$2,210
Industrial and public utility fixed maturity securities	—	18,651	—	18,651
Investment funds:
Hedge funds	—	17,839	—	17,839
Stock and bond funds	—	93,309	—	93,309
Other invested assets	—	—	53	53
Cash and cash equivalents	4,412	—	—	4,412
Receivables	233	—	—	233
Total	$4,645	$132,009	$53	$136,707

	2012
	Level 1	Level 2	Level 3	Total
Debt securities:
United States Government fixed maturity securities	$—	$2,315	$—	$2,315
Industrial and public utility fixed maturity securities	—	20,435	124	20,559
Investment funds:
Hedge funds	—	16,272	—	16,272
Stock and bond funds	—	84,266	—	84,266
Other invested assets	—	—	81	81
Cash and cash equivalents	1,322	—	—	1,322
Receivables	338	—	—	338
Total	$1,660	$123,288	$124	$125,153

The following table discloses the changes in Level 3 plan assets measured at fair value on a recurring basis for the years ended December 31.

	Pension Plan
	2013	2012
Beginning balance	$205	$1,366
Losses realized and unrealized	(29)	(5)
Transfers in	—	—
Transfers out	(123)	(1,156)
Ending balance	$53	$205

48

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
Service cost	$—	$—	$—	$786	$879	$676
Interest cost	5,338	5,796	6,775	1,368	1,529	1,529
Expected return on plan assets	(9,227)	(8,889)	(9,141)	—	—	(34)
Amortization of:
Unrecognized actuarial net loss	2,393	133	3,476	103	247	21
Unrecognized prior service credit	—	—	—	(752)	(252)	(252)
Curtailment	—	—	—	(116)	—	—
Net periodic benefit cost	(1,496)	(2,960)	1,110	1,389	2,403	1,940
Total recognized in other comprehensive income (loss)	(17,231)	3,877	16,624	(5,515)	(561)	6,613
Total recognized in net periodic benefit cost and other comprehensive income (loss)	$(18,727)	$917	$17,734	$(4,126)	$1,842	$8,553

The following table provides the estimated net loss and prior service credit for the pension plan and other postretirement plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2014.

	Pension Benefits	Other Benefits
Actuarial net loss	$1,718	$87
Prior service credit	—	(1,147)

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

	One Percentage Point Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$474	$(366)
Postretirement benefit obligation	5,278	(4,226)

For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 8.25%, decreasing gradually to 5.0% in 2027 and thereafter.

Included in the Company's Other Benefits is a medical insurance plan for retired agents. During the second quarter of 2013, the Company notified the participants that this benefit was being terminated effective December 31, 2013. This benefit termination required a re-valuation of the plan, which was performed effective June 10, 2013 and resulted in a plan curtailment. The curtailment resulted in the immediate recognition of reduced operating expenses of $0.1 million and a reduced liability of $4.4 million.

During the first quarter of 2012, the Company identified an error related to the amortization period for unrecognized actuarial gains and losses for its pension plan. The Company determined that upon curtailment of the plan on January 1, 2011, the status of the plan participants should have changed from active to inactive. The amortization period was corrected from the average remaining service period of plan participants, approximately ten years, to the average remaining life expectancy of plan participants, approximately 26 years. The Company recognized a $2.0 million pre-tax benefit during 2012 related to the reversal of amortization recorded during 2011.

49

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

14. Share-Based Payment

The Company has a long-term incentive plan for senior management that provides a cash award to participants for the increase in the share price of the Company's common stock through units (phantom shares) assigned by the Board of Directors. The cash award is calculated over a three-year interval on a calendar year basis. At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units. The increase in the share price will be determined based on the change in the share price from the beginning to the end of the three-year interval. Dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation. Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement. In addition, all payments are lump sum with no deferrals allowed. The Company does not make payments in shares, warrants, or options.

The following table provides information about the outstanding three-year intervals at December 31, 2013.

Defined Measurement Period	Number of Units	Grant Price
2011-2013	200,060	$32.45
2012-2014	206,389	$31.70
2013-2015	212,734	$37.86
2014-2016*	162,063	$48.06
* Effective January 1, 2014

The plan made a payment of $2.4 million during 2013 for the three-year interval ended December 31, 2012. No payments were made during 2012 or 2011 for the three-year intervals ended December 31, 2011 and 2010, respectively. The cost of compensation charged as an operating expense during 2013 was $3.5 million, net of tax. The cost of compensation charged as an operating expense during 2012 and 2011 were $2.2 million and $0.3 million, net of tax, respectively.

50

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

15. Reinsurance

The table below provides information about reinsurance for the years ended December 31.

	2013	2012	2011
Life insurance in force (in millions) :
Direct	$27,753	$27,515	$27,926
Ceded	(13,689)	(13,622)	(13,978)
Assumed	4,271	1,187	1,276
Net	$18,335	$15,080	$15,224

Premiums:
Life insurance:
Direct	$166,364	$138,544	$130,004
Ceded	(45,061)	(44,760)	(46,315)
Assumed	22,556	2,758	3,164
Net	$143,859	$96,542	$86,853

Accident and health:
Direct	$55,068	$52,090	$51,842
Ceded	(12,397)	(12,543)	(11,357)
Net	$42,671	$39,547	$40,485

Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $26.3 million at December 31, 2013 (2012 - $29.6 million). The reserve for future policy benefits ceded under this agreement at December 31, 2013 was $15.1 million (2012 - $16.7 million).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies. In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement. At December 31, 2013, the insurance in force ceded approximated $1.0 billion (2012 - $1.1 billion) and premiums totaled $7.4 million (2012 - $7.7 million; 2011 - $8.9 million).

Reinsurance recoverables were $191.1 million at year-end 2013, consisting of reserves ceded of $178.7 million and claims ceded of $12.4 million. Reinsurance recoverables were $190.6 million at year end 2012, consisting of reserves ceded of $177.1 million and claims ceded of $13.5 million.

The maximum retention on any one life during 2013 and 2012 was five hundred thousand dollars for ordinary life plans and one hundred thousand dollars for group coverage.

51

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table reflects the Company’s reinsurance partners whose reinsurance recoverable was 5% or greater of the Company's total reinsurance recoverable at December 31, 2013, along with their A. M. Best credit rating.

	A. M. Best Rating	Reinsurance Recoverable	% of Recoverable
TransAmerica Life Insurance Company	A+	$44,863	23%
Security Life of Denver	A	27,734	15%
RGA Reinsurance Company	A+	18,887	10%
Employers Reassurance Corporation	A-	15,010	8%
Union Security Insurance Company	A-	12,418	6%
Lewer Life Insurance Company	B	10,047	5%
Lincoln National Life Insurance Company	A+	9,339	5%
Swiss Re Life & Health America, Inc	A+	9,165	5%
Swiss Re America Corporation	A+	8,863	5%
UNUM Life Insurance Company of America	A	8,863	5%
Other (20 Companies)		25,866	13%
Total		$191,055	100%

A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. The solvency of reinsurers is reviewed annually.

The Company monitors several factors that it considers relevant to satisfy itself as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements. These factors include the credit rating of the reinsurer, significant changes or events of the reinsurer, and any other factors that the Company believes relevant. If the Company believes that any reinsurer would not be able to satisfy its obligations with the Company, a separate contingency reserve may be established. At year-end 2013 and 2012, no reinsurer met these conditions. In addition, the Company will review the credit rating and financial statements of a reinsurer before entering into any new agreements.

Assumed Reinsurance Arrangements
Kansas City Life acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement. Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies. At December 31, 2013, the block had $1.1 billion of life insurance in force (2012 - $1.2 billion). The block generated life insurance premiums of $2.4 million in 2013 (2012 - $2.6 million; 2011 - $2.8 million).

The Company acquired a block of variable universal life insurance policies and variable annuity contracts from American Family in 2013. The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business. Included in the transaction are ongoing servicing arrangements for this business. At December 31, 2013, the block consisted of $319.0 million of separate account balances, which are included in the financial statements of American Family. At December 31, 2013, the block consisted of $0.8 million of future policy benefits and $26.0 million in fixed fund balances that are included in policyholder account balances in the Company’s consolidated balance sheets.

52

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

16. Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss). Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC and VOBA, future policy benefits, and policyholder account balances (including deferred revenue liability). In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations. Other comprehensive income (loss) reflects these items net of tax.
The table below provides information about comprehensive income (loss) for the years ended December 31.

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2013:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$(139,206)	$(48,721)	$(90,485)
Equity securities	(1,816)	(636)	(1,180)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,225	1,829	3,396
Other-than-temporary impairment losses recognized in earnings	(1,032)	(361)	(671)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	(101)	(35)	(66)
Net unrealized gains excluding impairment losses	(145,114)	(50,790)	(94,324)
Change in benefit plan obligations	22,745	7,960	14,785
Effect on DAC and VOBA	47,363	16,577	30,786
Future policy benefits	12,956	4,535	8,421
Policyholder account balances	628	220	408
Other comprehensive loss	$(61,422)	$(21,498)	$(39,924)
Net income			29,567
Comprehensive loss			$(10,357)

53

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2012:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$72,768	$25,469	$47,299
Equity securities	(173)	(61)	(112)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,961	1,036	1,925
Other-than-temporary impairment losses recognized in earnings	(2,526)	(884)	(1,642)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	808	282	526
Net unrealized gains excluding impairment losses	71,352	24,974	46,378
Change in benefit plan obligations	(3,317)	(1,161)	(2,156)
Effect on DAC and VOBA	(17,371)	(6,080)	(11,291)
Future policy benefits	(13,172)	(4,611)	(8,561)
Policyholder account balances	(557)	(195)	(362)
Other comprehensive income	$36,935	$12,927	$24,008
Net income			39,867
Comprehensive income			$63,875

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2011:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$91,750	$32,113	$59,637
Equity securities	(340)	(119)	(221)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,422	1,898	3,524
Other-than-temporary impairment losses recognized in earnings	(2,952)	(1,033)	(1,919)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	943	330	613
Net unrealized gains excluding impairment losses	87,997	30,799	57,198
Change in benefit plan obligations	(23,237)	(8,133)	(15,104)
Effect on DAC and VOBA	(21,433)	(7,501)	(13,932)
Future policy benefits	(8,802)	(3,081)	(5,721)
Policyholder account balances	(249)	(87)	(162)
Other comprehensive income	$34,276	$11,997	$22,279
Net income			26,133
Comprehensive income			$48,412

54

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides accumulated balances related to each component of accumulated other comprehensive income at December 31, net of tax.

	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain (Loss) on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA Impact	Future Policy Benefits	Policyholder Account Balances	Total
2013:
Beginning of year	$174,495	$706	$(53,148)	$(48,322)	$(18,899)	$(738)	$54,094
Other comprehensive income (loss) before reclassification	(99,395)	2,412	14,785	30,851	8,421	408	(42,518)
Amounts reclassified from accumulated other comprehensive income	3,396	(737)	—	(65)	—	—	2,594
Net current-period other comprehensive income (loss)	(95,999)	1,675	14,785	30,786	8,421	408	(39,924)
End of year	$78,496	$2,381	$(38,363)	$(17,536)	$(10,478)	$(330)	$14,170

2012:
Beginning of year	$138,970	$(10,147)	$(50,992)	$(37,031)	$(10,338)	$(376)	$30,086
Other comprehensive income (loss) before reclassification	33,600	11,970	(2,156)	(11,203)	(8,561)	(362)	23,288
Amounts reclassified from accumulated other comprehensive income	1,925	(1,117)	—	(88)	—	—	720
Net current-period other comprehensive income (loss)	35,525	10,853	(2,156)	(11,291)	(8,561)	(362)	24,008
End of year	$174,495	$706	$(53,148)	$(48,322)	$(18,899)	$(738)	$54,094

55

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the pretax and the related income tax expense (benefit) components of the amounts reclassified from the Company's accumulated other comprehensive income to the Company's consolidated statement of income for the year ended December 31.

Year Ended December 31 2013
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Having impairments recognized in the Consolidated Statement of Comprehensive Income 1	$5,225
Income tax expense 2	(1,829)
Net of taxes	3,396

Having no impairments recognized in the Consolidated Statements of Comprehensive Income 1	(1,133)
Income tax benefit 2	396
Net of taxes	(737)

Reclassification adjustment related to DAC and VOBA 1	(100)
Income tax benefit 2	35
Net of taxes	(65)

Total pretax reclassifications	3,992
Total income tax expense	(1,398)
Total reclassification, net taxes	$2,594

1	(Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.
2	(Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.

17. Earnings Per Share

Due to the Company’s capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported. The average number of shares outstanding during 2013 was 11,005,799 shares (2012 - 11,095,777 shares; 2011 - 11,419,931 shares). The number of shares outstanding at year-end 2013 was 10,968,839 (2012 - 11,032,857).

18. Segment Information

The Company has three reportable business segments, which are defined based on the nature of the products and services offered: Individual Insurance, Group Insurance, and Old American. The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life. In addition, the reinsurance transaction with American Family is included with the Individual Insurance Segment. The Individual Insurance segment is marketed through a nationwide sales force of independent general agents and third-party marketing arrangements. The Group Insurance segment consists of sales of group life, dental, vision, and group disability products. This segment is marketed through a nationwide sales force of independent general agents, group brokers, and third-party marketing arrangements. The Old American segment consists of individual insurance products designed largely as final expense products. These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded. Insurance revenues are defined as “customer revenues” for segment reporting purposes. Other revenues consist primarily of supplementary contract considerations, policyholder dividends left with the Company to accumulate, income received on the sale of low income housing tax credits by a subsidiary of the Company, and fees charged on products and sales from the Company's broker-dealer subsidiary. Customer revenues are added to other revenues, net investment income, and realized investment gains (losses) to reconcile to the Company's total revenues. Benefits and expenses are specifically and directly identified and recorded by segment. Certain expenses may also be allocated as necessary.

56

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Separate investment portfolios are maintained for each of the three life insurance companies. However, investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities. Most home office functions are fully integrated for all segments in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company’s revenue.

	Individual Insurance		Group Insurance	Old American	Intercompany Eliminations 1	Consolidated
2013:
Insurance revenues (customer revenues)	$173,823	2	$53,021	$73,535	$(395)	$299,984	2
Net investment income	157,580		488	11,672	—	169,740
Realized investment gains	3,576		—	296	—	3,872
Other revenues	9,847		147	3	—	9,997
Total revenues	344,826		53,656	85,506	(395)	483,593

Policyholder benefits	136,114		29,144	46,736	—	211,994
Interest credited to policyholder account balances	79,294		—	—	—	79,294
Amortization of deferred acquisition costs	20,440		—	16,788	—	37,228
Operating expenses	71,267		23,702	16,048	(395)	110,622
Total benefits and expenses	307,115		52,846	79,572	(395)	439,138

Income before income tax expense	37,711		810	5,934	—	44,455
Income tax expense	12,379		284	2,225	—	14,888
Segment net income	$25,332	2	$526	$3,709	$—	$29,567	2

Segment assets	$4,134,133		$8,731	$371,802	$—	$4,514,666
Interest expense	—		—	—	—	—

1
Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows: insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

2	Includes amounts attributable to the American Family reinsurance transaction.

57

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	Individual Insurance	Group Insurance	Old American	Intercompany Eliminations 1	Consolidated
2012:
Insurance revenues (customer revenues)	$116,779	$48,823	$70,773	$(392)	$235,983
Net investment income	163,706	524	11,924	—	176,154
Realized investment gains (losses)	19,032	—	(596)	—	18,436
Other revenues	9,196	145	13	—	9,354
Total revenues	308,713	49,492	82,114	(392)	439,927

Policyholder benefits	86,627	26,803	46,748	—	160,178
Interest credited to policyholder account balances	82,043	—	—	—	82,043
Amortization of deferred acquisition costs	14,712	—	13,330	—	28,042
Operating expenses	70,711	23,699	16,151	(392)	110,169
Total benefits and expenses	254,093	50,502	76,229	(392)	380,432

Income (loss) before income tax expense (benefit)	54,620	(1,010)	5,885	—	59,495
Income tax expense (benefit)	17,762	(354)	2,220	—	19,628
Segment net income (loss)	$36,858	$(656)	$3,665	$—	$39,867

Segment assets	$4,140,048	$8,793	$376,904	$—	$4,525,745
Interest expense	4	—	—	—	4

1
Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows: insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

58

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Individual Insurance	Group Insurance	Old American	Intercompany Eliminations 1	Consolidated
2011:
Insurance revenues (customer revenues)	$111,381	$49,684	$67,869	$(535)	$228,399
Net investment income	164,595	547	12,086	—	177,228
Realized investment gains (losses)	3,282	—	(140)	—	3,142
Other revenues	10,110	149	15	—	10,274
Total revenues	289,368	50,380	79,830	(535)	419,043

Policyholder benefits	81,859	27,777	46,177	—	155,813
Interest credited to policyholder account balances	83,446	—	—	—	83,446
Amortization of deferred acquisition costs	21,645	—	12,321	—	33,966
Operating expenses	63,700	23,675	19,280	(535)	106,120
Total benefits and expenses	250,650	51,452	77,778	(535)	379,345

Income (loss) before income tax expense (benefit)	38,718	(1,072)	2,052	—	39,698
Income tax expense (benefit)	13,107	(375)	833	—	13,565
Segment net income (loss)	$25,611	$(697)	$1,219	$—	$26,133

Segment assets	$4,018,545	$9,161	$370,536	$—	$4,398,242
Interest expense	—	—	—	—	—

1
Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows: insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

The following table provides information about the Company’s customer revenues, net of reinsurance, for the years ended December 31.

	2013	2012	2011
Customer revenues by line of business:
Traditional individual insurance products, net	$133,509	$87,266	$77,654
Interest sensitive products	86,618	84,904	86,112
Variable universal life insurance and annuities	26,836	14,990	14,949
Group life and accident and health products, net	53,021	48,823	49,684
Insurance revenues	$299,984	$235,983	$228,399

59

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

19. Quarterly Consolidated Financial Data (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2013 and 2012 are summarized in the table below.

	First		Second		Third	Fourth
2013:
Total revenues	$123,724	1	$120,898	1	$119,449	$119,522

Total benefits and expenses	116,180	1	104,858	1	108,643	109,457

Net income	5,188		10,851		7,110	6,418

Per common share,
basic and diluted	0.47		0.98		0.65	0.59

2012:
Total revenues	$119,908		$106,757		$104,260	$109,002

Total benefits and expenses	90,891		93,852		98,030	97,659

Net income	19,441		8,397		4,132	7,897

Per common share,
basic and diluted	1.72		0.78		0.38	0.71

1 During the third quarter of 2013, the Company identified an immaterial correction of an error in the presentation of total revenues and total benefits and expenses that resulted from the incorrect recognition of premiums related to the conversion of fixed deferred annuity contracts to immediate annuities with life contingencies. The impact of the correction was an equal and offsetting increase to both premiums and policyholder benefits, with no impact to net income or net income per common share. The Company understated revenues and policyholder benefits by $15.7 million in the first quarter of 2013 and $8.4 million in the second quarter of 2013. The numbers reported above have been corrected to reflect these adjustments. The error was insignificant to any other previous periods presented.

20. Statutory Information and Stockholder Dividends Restriction

The table below provides Kansas City Life’s net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.

	2013	2012	2011

Net gain from operations	$535	$32,102	$26,856

Net income	335	46,474	22,639

Capital and surplus	330,599	327,444	307,153

Net gain from operations and net income declined in 2013, driven primarily by the statutory accounting treatment of the American family transaction.

Kansas City Life recognizes its 100% ownership in Old American and Sunset Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis. Capital and surplus at December 31, 2013 in the above table includes capital and surplus of $21.1 million and $31.2 million for each of those entities, respectively.

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year. Kansas City Life, as the parent company, believes it has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments. In addition, the Company believes that

60

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.

The maximum stockholder dividends payable by Kansas City Life without prior approval in 2014 is $33.1 million, 10% of 2013 capital and surplus. The maximum stockholder dividends payable by Old American without prior approval in 2014 is $2.2 million,which is 10% of 2013 capital and surplus. The maximum stockholder dividends payable by Sunset Life without prior approval in 2014 is $4.8 million, the statutory net gain from operations for the preceding year. Each of the individual insurance enterprises believes that the statutory limitations impose no practical restrictions on any of its dividend payment plans.

Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks. One such measure is through the risk-based capital (RBC) guidelines. RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action. RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures. The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis. Generally, regulatory action is at 150% of the authorized control level. Each of the three insurance companies is expected to be within the range of 800% to 875%, well in excess of the control level at December 31, 2013.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had a statutory carrying value of $12.5 million at December 31, 2013 (2012 - $12.7 million; 2011 - $12.9 million).

21. Commitments

In the normal course of business, the Company has open purchase and sale commitments. At December 31, 2013, the Company had purchase commitments to fund mortgage loans of $2.5 million.

Subsequent to December 31, 2013 the Company entered into commitments to fund additional mortgage loans of $6.8 million and to sell real estate for $0.9 million.

22. Contingent Liabilities

The Company and its subsidiaries are, from time to time, involved in litigation, both as a defendant and as a plaintiff. The life insurance industry, including the Company and its insurance subsidiaries, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of insurance purchasers, often questioning the conduct of insurers in the marketing of their products.

The Company's broker-dealer and investment advisor subsidiary is involved in a business that involves a substantial risk of liability. Legal and other proceedings involving financial services firms, including the Company's subsidiary, continue to have a significant impact on the industry. Significant matters over the last few years have included registered representative activity and certain types of securities products (particularly private placements and real estate investment products).

The Company and its subsidiaries are subject to regular reviews and inspections by state and federal regulatory authorities. State insurance examiners - or independent audit firms engages by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints. A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against the Company, its subsidiaries, or its employees, any of which could have a material adverse effect on the Company's financial condition or results of operations.

Certain securities policies, contracts, and annuities offered by the Company and its broker-dealer and investment advisor subsidiary are subject to regulation under the federal securities laws administered by the SEC. Federal securities laws contain regulatory restrictions and criminal, administrative, and private remedial provisions. From time to time, the SEC and the Financial Industry Regulatory Authority ("FINRA") examine or investigate the activities of broker-dealers and investment advisors, including the Company's affiliated broker-dealer and investment advisor subsidiary. These examinations often focus on the activities of registered principals, registered representatives and registered investment advisors doing business through that entity. It is possible that the results of any examination may lead to changes in systems or procedures, payments of fines and penalties, payments to customers, or a combination thereof, any of which could have a material adverse effect on the Company's financial condition or results of operations.

61

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process. The focus of the activity has related to the industry's compliance with state unclaimed property and escheatment laws. Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process. It is possible that audits and/or the enactment of new state laws could result in identifying payments to beneficiaries more quickly than under the current legislative and regulatory standards established for life insurance claims or may provide for additional escheatment of funds deemed abandoned under state laws. The audits could also result in administrative penalties. Given the legal and regulatory uncertainty in this area, it is also possible that life insurers, including the Company, may be subject to claims concerning their business practices. West Virginia, for example, has initiated litigation against a large number of life insurance companies, including Old American, under the abandoned property laws of that state. Based on its analysis to date, the Company believes that it has sufficiently reviewed its existing business and has adequately reserved for contingencies from a change in statute or regulation. Additional costs that cannot be reasonably estimated as of the date of this filing are possible as a result of ongoing regulatory developments and other future requirements related to this matter. Any resulting additional payments or costs could be significant and could have a material adverse effect on the Company's financial condition or results of operations.

In addition to the specific items above, the Company and its subsidiaries are defendants in, or subject to, other claims or legal actions related to insurance and investment products. Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these regulatory matters, legal actions, and other claims would not have a material effect on the Company's business, results of operations, or financial position.

In accordance with applicable accounting guidelines, the Company establishes an accrued liability for litigation and regulatory matters when those matters present loss contingencies that are both probable and estimable. As a litigation or regulatory matter develops, it is evaluated on an ongoing basis, often in conjunction with outside counsel, as to whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure. If and when a loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, the Company establishes an accrued liability. This accrued liability is then monitored for further developments that may affect the amount of the accrued liability.

While the Company makes every effort to appropriately accrue liability for litigation and other legal proceedings, the outcome of such matters (including any amount of settlement, judgment or fine) is inherently difficult to predict. This difficulty arises from the need to gather all relevant facts (which may or may not be available) and to apply those facts to complex legal principles. Based on currently available information, the Company does not believe that any litigation, proceeding or other matter to which it is a party or otherwise involved will have a material adverse effect on its financial position, the results of its operations, or its cash flows. However, an adverse development or an increase in associated legal fees could be material in a particular period depending, in part, on the Company's operating results in that period.

23. Guarantees and Indemnifications

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated. Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. The Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications. The Company believes that the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on the financial position or results of operations.

24. Subsequent Events

On January 27, 2014, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 12, 2014 to stockholders of record on February 6, 2014.

62

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three‑year period ended December 31, 2013. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I to V. We also have audited the Company’s internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control - Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these consolidated financial statements and financial statement schedules, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Assessment of Internal Control Over Financial Reporting. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the years in the three‑year period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. Also in our opinion, Kansas City Life Insurance Company and subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control - Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

As discussed in note 3 to the consolidated financial statements, effective January 1, 2012, the Company modified the types of costs incurred that can be capitalized when issuing or renewing insurance contracts due to the prospective adoption of Financial Accounting Standards Board Accounting Standards Update (ASU) No. 2010‑26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.

/s/ KPMG LLP
Kansas City, Missouri
February 26, 2014

63

Stockholder Information

Corporate Headquarters
Kansas City Life Insurance Company
3520 Broadway
Post Office Box 219139
Kansas City, Missouri 64121-9139
Telephone: (816) 753-7000
Fax: (816) 753-4902
Internet: www.kclife.com
E-mail: kclife@kclife.com

Notice of Annual Meeting
The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 24, 2014 at Kansas City Life's corporate headquarters.

Transfer Agent
Janice Poe, Stock Agent and Assistant Secretary
Kansas City Life Insurance Company
Post Office Box 219139
Kansas City, Missouri 64121-9139

10-K Request
Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

Security Holders
At January 31, 2014, Kansas City Life had approximately 2,745 security holders, including individual participants in security position listings.

64

Stock and Dividend Information

The following table presents the high and low prices for the Company’s common stock for the periods indicated and the dividends declared per share and paid during such periods. The Company’s common stock is traded on the NASDAQ Capital Market under the symbol “KCLI.”

	High	Low	Dividends Paid
2013:
First quarter	$39.93	$36.35	$0.27
Second quarter	39.06	34.01	0.27
Third quarter	45.31	38.10	0.27
Fourth quarter	49.95	43.15	0.27
			$1.08
2012:
First quarter	$34.54	$31.29	$0.27
Second quarter	34.94	30.82	0.27
Third quarter	38.84	34.31	0.27
Fourth quarter*	39.36	34.61	0.54
			$1.35

*In the fourth quarter of 2012, the Company declared and paid two dividends. The first was for $0.27 per share, which was declared in October 2012 and paid in November 2012. The second dividend was a special dividend of $0.27 per share, which was declared and paid in December 2012.

On January 27, 2014, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 12, 2014 to stockholders of record on February 6, 2014.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown, or commission and may not necessarily represent actual transactions.

The Company has determined at this time that all compensation shall be paid in cash. As a result, the Company currently offers no equity compensation or equity compensation plan to its employees.

65

KANSAS CITY LIFE
VARIABLE ANNUITY
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2013 and 2012

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

Kansas City Life Variable Annuity Separate Account
Statement of Net Assets
December 31, 2013

			Century II		Century II
			Variable Annuity		Freedom Variable Annuity
	Number		Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	Value	Cost
							(in thousands)
Federated Insurance Series
Managed Tail Risk Fund II	538,980	$7.06	182,264	$20.710	2,182	$13.992	$3,805	$4,218
High Income Bond Fund II	730,782	7.15	174,470	27.015	23,491	21.784	5,225	4,959
Prime Money Fund II	4,771,002	1.00	363,902	12.441	24,799	9.813	4,771	4,771

MFS Variable Insurance Trust
Research Series - Initial Class Shares	257,340	28.74	243,891	30.153	1,680	24.986	7,396	4,425
Growth Series - Initial Class Shares	224,857	39.07	263,146	33.172	1,998	28.094	8,785	4,832
Total Return Series - Initial Class Shares	334,588	23.44	228,536	30.657	46,497	17.993	7,843	6,469
Research Bond Series - Initial Class Shares	1,288,585	13.13	764,709	21.530	30,984	14.683	16,919	16,146
Utilities Series - Initial Class Shares	477,388	31.88	246,723	59.293	14,817	39.835	15,219	11,949

MFS Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	637,235	10.01	316,810	19.368	15,340	15.827	6,379	6,666

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	228,830	18.28	156,625	26.319	1,899	32.028	4,183	2,684
VP International Fund - Class I	1,122,482	10.74	466,466	25.560	5,818	22.796	12,055	9,039
VP Value Fund - Class I	1,691,610	8.45	937,507	14.935	12,808	22.839	14,294	10,165
VP Income & Growth Fund - Class I	164,551	9.17	132,964	10.914	2,646	21.808	1,509	1,136
VP Ultra Fund - Class I	110,137	14.72	84,189	19.058	904	18.557	1,621	1,027
VP Mid Cap Value Fund - Class I	23,483	18.47	23,807	17.245	1,370	16.918	434	321

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	840,810	10.45	642,898	13.105	28,379	12.763	8,786	9,310

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	95,940	47.95	200,040	22.972	236	20.812	4,600	3,402
Opportunistic Small Cap Portfolio - Initial Shares	134,139	47.03	293,512	21.429	985	19.324	6,309	4,497

Dreyfus Stock Index Fund, Inc. - Initial Shares	565,793	40.84	996,080	22.596	27,236	22.007	23,107	16,775

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	15,584	44.08	16,843	40.218	446	21.424	687	480

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	48,428	23.71	47,533	23.564	1,250	22.545	1,148	752
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	235,110	24.03	184,087	29.714	6,246	28.776	5,650	3,363
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	583,339	10.57	213,718	28.049	6,273	27.313	6,166	3,838

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund - Class 2	295,155	13.93	208,020	19.383	4,684	16.970	4,112	4,323
Franklin Small-Mid Cap Growth Securities Fund - Class 2	37,028	27.16	85,977	11.657	137	25.482	1,006	737
Templeton Developing Markets Securities Fund - Class 2	509,985	10.19	220,874	23.095	3,117	30.720	5,197	5,087
Templeton Foreign Securities Fund - Class 2	434,597	17.24	216,834	33.545	9,149	23.900	7,492	5,993

Calamos Advisors Trust
Calamos Growth and Income Portfolio	1,014,659	15.48	681,151	22.713	12,176	19.389	15,707	13,748

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	7,820	50.63	62,456	6.263	255	18.666	396	277
V.I. Technology Fund - Series I Shares	21,633	19.42	108,561	3.795	363	22.494	420	339
V.I. Core Equity Fund - Series I Shares	23,709	38.43	85,564	10.648	-	21.498	911	612

Columbia Funds Variable Trust I
Mid-Cap Growth Opportunity Fund (Class 2)	259,587	17.92	452,137	10.124	3,161	23.539	4,652	4,261

Columbia Funds Variable Trust II
Seligman Global Technology Fund (Class 2)	68,710	25.31	134,402	12.259	2,946	31.037	1,739	1,064
Select Smaller-Cap Value Fund (Class 2)	66,934	18.32	43,922	27.342	951	26.624	1,226	857

Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio - Service Class 2	131,612	33.77	318,017	13.642	7,918	13.416	4,445	2,875

Fidelity Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	70,177	10.85	57,753	11.676	7,582	11.483	761	748
VIP Freedom 2010 Portfolio - Service Class 2	41,178	12.24	29,227	12.394	11,632	12.189	504	419
VIP Freedom 2015 Portfolio - Service Class 2	114,538	12.37	104,350	12.316	10,869	12.112	1,417	1,296
VIP Freedom 2020 Portfolio - Service Class 2	632,624	12.54	650,234	12.082	6,454	11.883	7,933	6,767
VIP Freedom 2025 Portfolio - Service Class 2	41,376	12.92	42,697	12.520	-	12.313	535	464
VIP Freedom 2030 Portfolio - Service Class 2	136,367	12.78	143,310	12.134	327	11.933	1,743	1,462
VIP Freedom 2035 Portfolio - Service Class 2	10,166	19.09	13,604	14.265	-	14.135	194	160
VIP Freedom 2040 Portfolio - Service Class 2	11,422	18.29	14,584	14.325	-	14.194	209	179
VIP Freedom 2045 Portfolio - Service Class 2	4,979	18.13	6,262	14.414	-	14.282	90	75
VIP Freedom 2050 Portfolio - Service Class 2	13,200	16.51	14,206	14.441	892	14.309	218	194

Northern Lights Variable Trust
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	613,510	11.47	630,084	10.847	18,729	10.802	7,037	6,584
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1,144,631	11.90	1,206,741	11.288	-	11.241	13,621	12,391
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	2,662,322	11.71	2,671,824	11.609	13,830	11.560	31,176	27,838
Total Net Assets							$279,632	$229,974

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Operations
Year Ended December 31, 2013
(in thousands)

									MFS
									Variable Insurance
	Federated Insurance Series			MFS Variable Insurance Trust					Trust II
	Managed Tail Risk Fund II	High Income Bond Fund II	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Research Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividends Reinvested	$36	350	-	23	19	133	202	353	718
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	52	76	69	99	112	106	244	215	90
Investment Income (Loss)	(16)	274	(69)	(76)	(93)	27	(42)	138	628
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(67)	65	-	516	534	173	276	899	59
Capital Gains Distributions	75	-	-	17	59	-	76	282	-
Unrealized Appreciation	514	(68)	-	1,397	1,895	984	(717)	1,315	(675)
Net Gain on Investments	522	(3)	-	1,930	2,488	1,157	(365)	2,496	(616)

Change in Net Assets from Operations	$506	271	(69)	1,854	2,395	1,184	(407)	2,634	12

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios, Inc.						Portfolios II, Inc.	Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividends Reinvested	$-	202	226	30	9	5	152	89	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	59	165	196	19	22	6	132	65	77
Investment Income (Loss)	(59)	37	30	11	(13)	(1)	20	24	(77)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	394	524	905	48	154	42	27	277	141
Capital Gains Distributions	166	-	-	-	-	6	351	11	-
Unrealized Appreciation	577	1,665	2,721	339	342	62	(1,341)	508	2,036
Net Gain on Investments	1,137	2,189	3,626	387	496	110	(963)	796	2,177

Change in Net Assets from Operations	$1,078	2,226	3,656	398	483	109	(943)	820	2,100

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Operations (Continued)
Year Ended December 31, 2013
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate Securities Fund - Class 2	Franklin Small-Mid Cap Growth Securities Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2	Templeton Foreign Securities Fund - Class 2

Investment Income:
Income:
Dividends Reinvested	$400	7	17	32	67	189	-	108	177
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	309	9	17	78	89	59	12	77	105
Investment Income (Loss)	91	(2)	-	(46)	(22)	130	(12)	31	72
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	1,155	29	124	692	822	(9)	34	43	289
Capital Gains Distributions	247	-	-	-	72	-	55	-	-
Unrealized Appreciation	4,291	142	215	1,243	813	(89)	197	(186)	1,088
Net Gain on Investments	5,693	171	339	1,935	1,707	(98)	286	(143)	1,377

Change in Net Assets from Operations	$5,784	169	339	1,889	1,685	32	274	(112)	1,449

	Calamos				Columbia
	Advisors	AIM Variable Insurance Funds			Funds Variable	Columbia Funds
	Trust	(Invesco Variable Insurance Funds)			Trust I	Variable Trust II
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Opportunity Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)

Investment Income:
Income:
Dividends Reinvested	$164	2	-	14	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	211	5	6	14	65	26	17
Investment Income (Loss)	(47)	(3)	(6)	-	(65)	(26)	(17)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	249	14	25	139	102	245	96
Capital Gains Distributions	684	-	32	-	1,537	18	-
Unrealized Appreciation	1,193	108	33	103	(391)	152	385
Net Gain on Investments	2,126	122	90	242	1,248	415	481

Change in Net Assets from Operations	$2,079	119	84	242	1,183	389	464

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Operations (Continued)
Year Ended December 31, 2013
(in thousands)

	Fidelity Variable
	Insurance Products
	Contrafund Portfolio	Fidelity Variable Insurance Products
	VIP Contrafund Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2

Investment Income:
Income:
Dividends Reinvested	$35	10	7	22	118	8	24	3	3
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	66	9	6	20	108	6	22	2	2
Investment Income (Loss)	(31)	1	1	2	10	2	2	1	1
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	584	2	40	32	117	12	21	2	-
Capital Gains Distributions	1	6	5	21	106	7	22	2	2
Unrealized Appreciation	646	16	5	109	776	47	237	31	29
Net Gain on Investments	1,231	24	50	162	999	66	280	35	31

Change in Net Assets from Operations	$1,200	25	51	164	1,009	68	282	36	32

	Fidelity Variable Insurance Products		Northern Lights Variable Trust
	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2	TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Investment Income:
Income:
Dividends Reinvested	$1	2	51	92	230	4,330
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	1	2	86	150	304	3,687
Investment Income (Loss)	-	-	(35)	(58)	(74)	643
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	3	1	40	98	128	10,096
Capital Gains Distributions	1	2	-	-	-	3,863
Unrealized Appreciation	15	32	347	1,025	2,821	26,987
Net Gain on Investments	19	35	387	1,123	2,949	40,946

Change in Net Assets from Operations	$19	35	352	1,065	2,875	41,589

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Changes in Net Assets
Year Ended December 31, 2013
(in thousands)

									MFS
									Variable Insurance
	Federated Insurance Series			MFS Variable Insurance Trust					Trust II
	Managed Tail Risk Fund II	High Income Bond Fund II	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Research Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Change in Net Assets from Operations:
Investment Income (Loss)	$(16)	274	(69)	(76)	(93)	27	(42)	138	628
Realized Gain (Loss) and Capital Gains Distributions	8	65	-	533	593	173	352	1,181	59
Unrealized Appreciation	514	(68)	-	1,397	1,895	984	(717)	1,315	(675)
Change in Net Assets from Operations	506	271	(69)	1,854	2,395	1,184	(407)	2,634	12

Deposits	112	317	14,613	156	258	286	489	575	264

Payments and Withdrawals:
Death Benefits	18	20	803	18	28	32	88	186	42
Withdrawals	276	580	587	937	881	883	1,039	2,002	550
Administrative Fees	3	3	30	5	6	4	119	10	40
Transfers (in) out	(36)	(338)	13,761	175	44	(234)	(198)	409	(136)
Payments and Withdrawals	261	265	15,181	1,135	959	685	1,048	2,607	496

Net Assets:
Net Increase (Decrease)	357	323	(637)	875	1,694	785	(966)	602	(220)
Beginning of Year	3,448	4,902	5,408	6,521	7,091	7,058	17,885	14,617	6,599

End of Year	$3,805	5,225	4,771	7,396	8,785	7,843	16,919	15,219	6,379

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios, Inc.						Portfolios II, Inc.	Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Change in Net Assets from Operations:
Investment Income (Loss)	$(59)	37	30	11	(13)	(1)	20	24	(77)
Realized Gain (Loss) and Capital Gains Distributions	560	524	905	48	154	48	378	288	141
Unrealized Appreciation	577	1,665	2,721	339	342	62	(1,341)	508	2,036
Change in Net Assets from Operations	1,078	2,226	3,656	398	483	109	(943)	820	2,100

Deposits	118	342	318	44	30	39	261	123	185

Payments and Withdrawals:
Death Benefits	57	72	76	5	-	-	47	9	9
Withdrawals	868	972	998	188	215	145	1,199	599	434
Administrative Fees	4	58	81	1	9	-	59	3	4
Transfers (in) out	89	1,253	2,125	(29)	230	(59)	(574)	337	259
Payments and Withdrawals	1,018	2,355	3,280	165	454	86	731	948	706

Net Assets:
Net Increase (Decrease)	178	213	694	277	59	62	(1,413)	(5)	1,579
Beginning of Year	4,005	11,842	13,600	1,232	1,562	372	10,199	4,605	4,730

End of Year	$4,183	12,055	14,294	1,509	1,621	434	8,786	4,600	6,309

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Changes in Net Assets (Continued)
Year Ended December 31, 2013
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate Securities Fund - Class 2	Franklin Small-Mid Cap Growth Securities Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2	Templeton Foreign Securities Fund - Class 2

Change in Net Assets from Operations:
Investment Income (Loss)	$91	(2)	-	(46)	(22)	130	(12)	31	72
Realized Gain (Loss) and Capital Gains Distributions	1,402	29	124	692	894	(9)	89	43	289
Unrealized Appreciation	4,291	142	215	1,243	813	(89)	197	(186)	1,088
Change in Net Assets from Operations	5,784	169	339	1,889	1,685	32	274	(112)	1,449

Deposits	753	19	47	115	136	209	30	128	199

Payments and Withdrawals:
Death Benefits	103	-	6	14	30	24	-	39	33
Withdrawals	1,750	69	98	661	1,006	473	69	702	705
Administrative Fees	93	1	1	27	34	18	1	18	41
Transfers (in) out	2,172	(52)	309	981	923	(275)	16	(74)	1,054
Payments and Withdrawals	4,118	18	414	1,683	1,993	240	86	685	1,833

Net Assets:
Net Increase (Decrease)	2,419	170	(28)	321	(172)	1	218	(669)	(185)
Beginning of Year	20,688	517	1,176	5,329	6,338	4,111	788	5,866	7,677

End of Year	$23,107	687	1,148	5,650	6,166	4,112	1,006	5,197	7,492

	Calamos				Columbia
	Advisors	AIM Variable Insurance Funds			Funds Variable	Columbia Funds
	Trust	(Invesco Variable Insurance Funds)			Trust I	Variable Trust II
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Opportunity Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)

Change in Net Assets from Operations:
Investment Income (Loss)	$(47)	(3)	(6)	-	(65)	(26)	(17)
Realized Gain (Loss) and Capital Gains Distributions	933	14	57	139	1,639	263	96
Unrealized Appreciation	1,193	108	33	103	(391)	152	385
Change in Net Assets from Operations	2,079	119	84	242	1,183	389	464

Deposits	588	7	21	23	97	66	37

Payments and Withdrawals:
Death Benefits	115	-	1	-	20	9	3
Withdrawals	1,282	71	57	443	463	499	264
Administrative Fees	24	-	1	1	28	3	2
Transfers (in) out	228	13	38	(88)	714	86	200
Payments and Withdrawals	1,649	84	97	356	1,225	597	469

Net Assets:
Net Increase (Decrease)	1,018	42	8	(91)	55	(142)	32
Beginning of Year	14,689	354	412	1,002	4,597	1,881	1,194

End of Year	$15,707	396	420	911	4,652	1,739	1,226

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Changes in Net Assets (Continued)
Year Ended December 31, 2013
(in thousands)

	Fidelity Variable
	Insurance Products
	Contrafund Portfolio	Fidelity Variable Insurance Products
	VIP Contrafund Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2

Change in Net Assets from Operations:
Investment Income (Loss)	$(31)	1	1	2	10	2	2	1	1
Realized Gain (Loss) and Capital Gains Distributions	585	8	45	53	223	19	43	4	2
Unrealized Appreciation	646	16	5	109	776	47	237	31	29
Change in Net Assets from Operations	1,200	25	51	164	1,009	68	282	36	32

Deposits	108	4	3	8	136	63	89	21	45

Payments and Withdrawals:
Death Benefits	16	-	-	-	-	-	-	-	-
Withdrawals	1,127	108	16	179	600	53	92	9	3
Administrative Fees	25	3	2	6	41	1	2	-	-
Transfers (in) out	464	(209)	82	(113)	77	(129)	(70)	(4)	(77)
Payments and Withdrawals	1,632	(98)	100	72	718	(75)	24	5	(74)

Net Assets:
Net Increase (Decrease)	(324)	127	(46)	100	427	206	347	52	151
Beginning of Year	4,769	634	550	1,317	7,506	329	1,396	142	58

End of Year	$4,445	761	504	1,417	7,933	535	1,743	194	209

	Fidelity Variable Insurance Products		Northern Lights Variable Trust
	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2	TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$-	-	(35)	(58)	(74)	643
Realized Gain (Loss) and Capital Gains Distributions	4	3	40	98	128	13,959
Unrealized Appreciation	15	32	347	1,025	2,821	26,987
Change in Net Assets from Operations	19	35	352	1,065	2,875	41,589

Deposits	10	61	946	967	2,037	25,503

Payments and Withdrawals:
Death Benefits	-	-	182	-	-	2,105
Withdrawals	28	8	193	306	344	25,031
Administrative Fees	-	-	61	101	233	1,207
Transfers (in) out	-	(21)	(1,386)	(5,425)	(14,317)	2,195
Payments and Withdrawals	28	(13)	(950)	(5,018)	(13,740)	30,538

Net Assets:
Net Increase (Decrease)	1	109	2,248	7,050	18,652	36,554
Beginning of Year	89	109	4,789	6,571	12,524	243,078

End of Year	$90	218	7,037	13,621	31,176	279,632

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Changes in Net Assets
Year Ended December 31, 2012
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Capital	Income	Prime			Total	Research	Strategic
	Appreciation	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$(31)	281	(73)	(42)	(101)	99	257	317	800
Realized Gain (Loss) and Capital Gains Distributions	(13)	51	-	337	352	60	667	131	510
Unrealized Appreciation	348	265	-	687	802	528	187	183	381
Change in Net Assets from Operations	304	597	(73)	982	1,053	687	1,111	631	1,691

Deposits	89	224	12,913	200	227	158	657	314	993

Payments and Withdrawals:
Death Benefits	60	70	2	100	49	2	236	48	49
Withdrawals	369	594	1,286	887	773	1,180	1,502	660	2,389
Administrative Fees	3	3	33	5	7	5	150	49	11
Transfers (in) out	53	(306)	11,436	304	287	109	569	211	613
Payments and Withdrawals	485	361	12,757	1,296	1,116	1,296	2,457	968	3,062

Net Assets:
Net Increase (Decrease)	(92)	460	83	(114)	164	(451)	(689)	(23)	(378)
Beginning of Year	3,540	4,442	5,325	6,635	6,927	7,509	18,574	6,622	14,995

End of Year	$3,448	4,902	5,408	6,521	7,091	7,058	17,885	6,599	14,617

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios, Inc.						Portfolios II, Inc.	Investment Fund

				VP			VP Inflation		Opportunistic
	VP Capital	VP	VP	Income &	VP	VP	Protection	Appreciation	Small Cap
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Portfolio -	Portfolio -
	Fund - Class I	Fund - Class I	Fund - Class I	Fund - Class I	Fund - Class I	Value - Class I	Class II	Initial Shares	Initial Shares

Change in Net Assets from Operations:
Investment Income (Loss)	$(61)	(67)	70	9	(24)	3	107	111	(66)
Realized Gain (Loss) and Capital Gains Distributions	519	104	351	3	88	32	523	180	(122)
Unrealized Appreciation	131	2,113	1,401	151	142	17	(33)	146	1,000
Change in Net Assets from Operations	589	2,150	1,822	163	206	52	597	437	812

Deposits	126	469	445	56	55	30	463	85	160

Payments and Withdrawals:
Death Benefits	74	52	20	25	-	-	33	27	5
Withdrawals	603	1,037	1,462	142	187	20	718	690	549
Administrative Fees	4	72	100	1	11	-	73	4	5
Transfers (in) out	168	1,310	2,237	101	222	23	(407)	246	149
Payments and Withdrawals	849	2,471	3,819	269	420	43	417	967	708

Net Assets:
Net Increase (Decrease)	(134)	148	(1,552)	(50)	(159)	39	643	(445)	264
Beginning of Year	4,139	11,694	15,152	1,282	1,721	333	9,556	5,050	4,466

End of Year	$4,005	11,842	13,600	1,232	1,562	372	10,199	4,605	4,730

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Changes in Net Assets (Continued)
Year Ended December 31, 2012
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Dreyfus	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Stock Index	Responsible	U.S Equity	Small Cap	Mid Cap	Real Estate	Cap Growth	Markets	Foreign
	Fund, Inc. -	Growth Fund,	Portfolio -	Core Portfolio -	Value Portfolio -	Securities	Securities	Securities	Securities
	Initial Shares	Inc. - Initial Shares	Class I Shares	Class I Shares	Class I Shares	Fund - Class 2	Fund - Class 2	Fund - Class 2	Fund - Class 2

Change in Net Assets from Operations:
Investment Income (Loss)	$132	(3)	-	(68)	(21)	(60)	(11)	1	139
Realized Gain (Loss) and Capital Gains Distributions	1,819	8	27	275	500	(185)	80	(15)	(87)
Unrealized Appreciation	1,107	47	146	742	733	1,210	5	686	1,182
Change in Net Assets from Operations	3,058	52	173	949	1,212	965	74	672	1,234

Deposits	624	9	10	157	231	119	45	257	244

Payments and Withdrawals:
Death Benefits	350	-	8	3	5	3	3	15	25
Withdrawals	2,672	38	109	533	796	403	102	596	627
Administrative Fees	118	1	1	33	40	23	1	22	51
Transfers (in) out	2,635	(1)	7	881	1,411	647	24	253	982
Payments and Withdrawals	5,775	38	125	1,450	2,252	1,076	130	886	1,685

Net Assets:
Net Increase (Decrease)	(2,093)	23	58	(344)	(809)	8	(11)	43	(207)
Beginning of Year	22,781	494	1,118	5,673	7,147	4,103	799	5,823	7,884

End of Year	$20,688	517	1,176	5,329	6,338	4,111	788	5,866	7,677

	Calamos				Columbia
	Advisors				Funds Variable	Columbia Funds
	Trust	Invesco Variable Insurance Funds			Trust I	Variable Trust II
						Seligman
	Calamos	Van Kampen	V.I.	V.I.	Mid Cap	Global	Smaller-Cap
	Growth and	V.I. American	Technology	Core Equity	Growth	Technology	Value
	Income	Franchise Fund -	Fund -	Fund -	Fund	Fund	Fund
	Portfolio	Series I Shares	Series I Shares	Series I Shares	(Class 2)	(Class 2)	(Class 2)

Change in Net Assets from Operations:
Investment Income (Loss)	$90	(5)	(6)	(4)	(71)	(31)	(18)
Realized Gain (Loss) and Capital Gains Distributions	378	1	10	45	386	197	(38)
Unrealized Appreciation	484	44	35	86	159	(41)	255
Change in Net Assets from Operations	952	40	39	127	474	125	199

Deposits	1,047	9	11	35	160	73	54

Payments and Withdrawals:
Death Benefits	141	1	-	-	11	12	36
Withdrawals	1,745	49	50	167	392	464	228
Administrative Fees	22	-	1	1	34	3	2
Transfers (in) out	(941)	8	(18)	45	545	3	136
Payments and Withdrawals	967	58	33	213	982	482	402

Net Assets:
Net Increase (Decrease)	1,032	(9)	17	(51)	(348)	(284)	(149)
Beginning of Year	13,657	363	395	1,053	4,945	2,165	1,343

End of Year	$14,689	354	412	1,002	4,597	1,881	1,194

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Changes in Net Assets (Continued)
Year Ended December 31, 2012
(in thousands)

	Fidelity Variable
	Insurance Products
	Contrafund Portfolio	Fidelity Variable Insurance Products

		VIP Freedom	VIP Freedom	VIP Freedom	VIP Freedom	VIP Freedom	VIP Freedom	VIP Freedom	VIP Freedom
	VIP	Funds Income	Funds 2010	Funds 2015	Funds 2020	Funds 2025	Funds 2030	Funds 2035	Funds 2040
	Contrafund Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

Change in Net Assets from Operations:
Investment Income (Loss)	$(21)	(2)	-	1	27	-	8	-	-
Realized Gain (Loss) and Capital Gains Distributions	344	23	31	28	117	9	12	(1)	-
Unrealized Appreciation	406	8	29	123	662	33	142	12	5
Change in Net Assets from Operations	729	29	60	152	806	42	162	11	5

Deposits	200	3	3	9	100	18	114	22	20

Payments and Withdrawals:
Death Benefits	11	-	-	-	-	6	-	-	-
Withdrawals	715	39	36	382	204	9	44	6	-
Administrative Fees	31	4	4	8	45	-	2	-	-
Transfers (in) out	641	36	136	(80)	508	38	3	(6)	1
Payments and Withdrawals	1,398	79	176	310	757	53	49	-	1

Net Assets:
Net Increase (Decrease)	(469)	(47)	(113)	(149)	149	7	227	33	24
Beginning of Year	5,238	681	663	1,466	7,357	322	1,169	109	34

End of Year	$4,769	634	550	1,317	7,506	329	1,396	142	58

	Fidelity Variable Insurance Products		Northern Lights Variable Trust

	VIP Freedom	VIP Freedom	TOPS Protected	TOPS Protected	TOPS Protected
	Funds 2045	Funds 2050	Balanced	Mod Growth	Growth
	Portfolio -	Portfolio -	ETF Portfolio -	ETF Portfolio -	ETF Portfolio -
	Service Class 2	Service Class 2	Class 2 Shares	Class 2 Shares	Class 2 Shares	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$1	1	(13)	(21)	(51)	1,583
Realized Gain (Loss) and Capital Gains Distributions	2	10	7	11	31	7,798
Unrealized Appreciation	6	2	106	205	516	17,584
Change in Net Assets from Operations	9	13	100	195	496	26,965

Deposits	9	25	313	617	975	23,177

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	1,482
Withdrawals	3	5	18	11	56	25,547
Administrative Fees	-	-	11	19	46	1,059
Transfers (in) out	(24)	1	(4,405)	(5,789)	(11,155)	3,847
Payments and Withdrawals	(21)	6	(4,376)	(5,759)	(11,053)	31,935

Net Assets:
Net Increase (Decrease)	39	32	4,789	6,571	12,524	18,207
Beginning of Year	50	77	-	-	-	224,871

End of Year	$89	109	4,789	6,571	12,524	243,078

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements

1.      Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Annuity Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is presented herein and marketed as Century II Variable Annuity (which includes Century II Variable Annuity, Century II Affinity Variable Annuity and Century II Single Premium Affinity Variable Annuity) and Century II Freedom Variable Annuity.  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable annuity contracts is not available to service the liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 48 series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.  The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable annuity contracts issued by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

Series-Type Mutual Fund	Fund Objective

Federated Insurance Series
Federated Managed Tail Risk Fund II	The investment objective is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.

Federated High Income Bond Fund II	The investment objective is to seek high current income.

Federated Prime Money Fund II	The investment objective is to seek to provide current income consistent with stability of principal and liquidity.

MFS Variable Insurance Trust
MFS Research Series – Initial Class Shares	The investment objective is to seek capital appreciation.

MFS Growth Series – Initial Class Shares	The investment objective is to seek capital appreciation.

MFS Total Return Series – Initial Class Shares	The investment objective is to seek total return.

MFS Research Bond Series – Initial Class Shares	The investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

MFS Utilities Series – Initial Class Shares	The investment objective is to seek total return.

MFS Variable Insurance Trust II
MFS Strategic Income Portfolio – Initial Class Shares	The investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	The investment objective is to seek capital growth.

American Century VP International Fund – Class I	The investment objective is to seek capital growth.

American Century VP Value Fund – Class I	The investment objective is to seek long-term capital growth. The secondary objective is income.

American Century VP Income & Growth Fund – Class I	The investment objective is to seek capital growth by investing in common stocks. The secondary objective is income.

American Century VP Ultra Fund – Class I	The investment objective is to seek long-term capital growth.

American Century VP Mid Cap Value Fund – Class I	The investment objective is to seek long-term capital growth. The secondary objective is income.

American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund - Class II	The investment objective is to seek to pursue long-term total returns using a strategy that seeks to protect against U.S. inflation.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	The investment objective is to seek long-term capital growth consistent with the preservation of capital. The secondary objective is current income.

Opportunistic Small Cap Portfolio – Initial Shares	The investment objective is to seek capital growth.

Dreyfus Stock Index Fund, Inc. – Initial Shares	The investment objective is to seek to match the total return of the Standard & Poor’s 500 Composite Stock Price Index.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	The investment objective is to seek to provide capital growth, with current income as a secondary objective.

JPMorgan Insurance Trust
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	The investment objective is to seek to provide high total return from a portfolio of selected equity securities.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	The investment objective is to seek capital growth over the long term.

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	The investment objective is to seek capital appreciation with the secondary objective of achieving current income by investing primarily in equity securities.

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund - Class 2	The investment objective is to seek high total return.

Franklin Small-Mid Cap Growth Securities Fund - Class 2	The investment objective is to seek long-term capital growth.

Templeton Developing Markets Securities Fund - Class 2	The investment objective is to seek long-term capital appreciation.

Templeton Foreign Securities Fund - Class 2	The investment objective is to seek long-term capital growth.

Calamos Advisors Trust
Calamos Growth and Income Portfolio	The investment objective is to seek high long-term total return through growth and current income.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund –Series I Shares	The investment objective is to seek capital growth.

Invesco V.I. Technology Fund – Series I Shares	The investment objective is to seek long-term growth of capital.

Invesco V.I. Core Equity Fund – Series I Shares	The investment objective is to seek long-term growth of capital.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

Columbia Funds Variable InsuranceTrust I
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)	The investment objective is to seek to provide shareholders with growth of capital.
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	The investment objective is to seek to provide shareholders with long-term capital appreciation.
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	The investment objective is to seek to provide shareholders with long-term capital growth.
Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio – Service Class 2	The investment objective is to seek long-term capital appreciation.
Fidelity Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2	The investment objective of is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2 VIP Freedom 2040 Portfolio – Service Class 2 VIP Freedom 2045 Portfolio – Service Class 2 VIP Freedom 2050 Portfolio – Service Class 2
The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

The investment is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

Northern Lights Variable Trust
TOPS Managed Risk Balanced ETF Portfolio – Class 2 Shares	The investment objective is to seek to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	The investment objective is to seek capital appreciation with less volatility than the equity markets as a whole.

TOPS Managed Risk Growth ETF Portfolio – Class 2 Shares	The investment objective is to seek capital appreciation with less volatility than the equity markets as a whole.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

Fund Changes

During the year ended December 31, 2013, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Federated Capital Appreciation Fund II	Federated Managed Tail Risk Fund II	February 15, 2013

Invesco Van Kampen V.I. American Franchise Fund	Invesco V.I. American Franchise Fund	April 29, 2013

TOPS Protected Balanced ETF Portfolio - Class 2 Shares	TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	May 1, 2013

TOPS Protected Moderate Growth ETF Portfolio – Class 2 Shares	TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	May 1, 2013

TOPS Protected Growth ETF Portfolio - Class 2 Shares	TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	May 1, 2013

During the years ended December 31, 2013 and 2012, several funds were merged. The fund names and effective date of the mergers are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 2)	April 29, 2013

MFS Strategic Income Series	MFS Strategic Income Portfolio	August 19, 2013

There were no funds that merged during the year ended December 31, 2012.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Financial Statements - The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Investments - The Account is exposed to risks that issuers of securities owned by the series-type mutual funds will default, or that interest rates will change and cause a decrease in the value of the investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic and market conditions.  Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using net asset values (NAV) as provided by the mutual fund sponsors at the end of each trading day.  The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

All new accounting standards and updates of existing standards issued in 2013 and 2012 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 15, 2014, the date that the financial statements have been issued.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

2. Cost of Purchases and Proceeds from Sales
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2013	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II	$345	$434
Federated High Income Bond Fund II	2,134	1,807
Federated Prime Money Fund II	38,514	39,150
MFS Research Series - Initial Class Shares	536	1,573
MFS Growth Series - Initial Class Shares	686	1,421
MFS Total Return Series - Initial Class Shares	969	1,342
MFS Research Bond Series - Initial Class Shares	3,524	4,049
MFS Utilities Series - Initial Class Shares	2,810	4,423
MFS Strategic Income Portfolio - Initial Class Shares	1,872	1,477
American Century VP Capital Appreciation Fund - Class I	521	1,314
American Century VP International Fund - Class I	1,050	3,025
American Century VP Value Fund - Class I	1,273	4,205
American Century VP Income & Growth Fund - Class I	200	311
American Century VP Ultra Fund - Class I	140	577
American Century VP Mid Cap Value Fund - Class I	141	183
American Century VP Inflation Protection Fund - Class II	2,583	2,681
Dreyfus Appreciation Portfolio- Initial Shares	537	1,327
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	328	927
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,815	5,842
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	125	127
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	138	505
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	575	2,189
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	746	2,552
Franklin Global Real Estate Securities Fund - Class 2	1,474	1,375
Franklin Small-Mid Cap Growth Securities Fund - Class 2	165	179
Templeton Developing Markets Securities Fund - Class 2	1,461	1,987
Templeton Foreign Securities Fund - Class 2	874	2,435
Calamos Growth and Income Portfolio	2,072	2,496
Invesco V.I. American Franchise Fund - Series I Shares	16	96
Invesco V.I. Technology Fund - Series I Shares	112	162
Invesco V.I. Core Equity Fund - Series I Shares	163	496
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	1,775	1,431
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	197	735
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	114	562
Fidelity VIP Contrafund Portfolio - Service Class 2	477	2,031
Fidelity VIP Freedom Income Portfolio - Service Class 2	268	159
Fidelity VIP Freedom 2010 Portfolio - Service Class 2	143	235
Fidelity VIP Freedom 2015 Portfolio - Service Class 2	448	489
Fidelity VIP Freedom 2020 Portfolio - Service Class 2	665	1,132
Fidelity VIP Freedom 2025 Portfolio - Service Class 2	247	99
Fidelity VIP Freedom 2030 Portfolio - Service Class 2	285	197
Fidelity VIP Freedom 2035 Portfolio - Service Class 2	35	14
Fidelity VIP Freedom 2040 Portfolio - Service Class 2	127	6
Fidelity VIP Freedom 2045 Portfolio - Service Class 2	12	29
Fidelity VIP Freedom 2050 Portfolio - Service Class 2	99	24
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	3,014	1,153
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	7,613	1,686
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	17,359	1,657

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

2012	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated Capital Appreciation Fund II	$526	$755
Federated High Income Bond Fund II	1,464	1,320
Federated Prime Money Fund II	37,579	37,496
MFS Research Series	465	1,603
MFS Growth Series	355	1,344
MFS Total Return Series	673	1,711
MFS Research Bond Series	5,118	6,535
MFS Strategic Income Series	2,020	2,357
MFS Utilities Series	3,067	4,335
American Century VP Capital Appreciation Fund	610	1,150
American Century VP International Fund	1,832	3,902
American Century VP Value Fund	1,841	5,145
American Century VP Income & Growth Fund	151	356
American Century VP Ultra Fund	199	588
American Century VP Mid Cap Value Fund	131	120
American Century VP Inflation Protection Fund (Class II)	3,677	3,281
Dreyfus Appreciation Portfolio	382	1,153
Dreyfus Opportunistic Small Cap Portfolio	323	938
Dreyfus Stock Index Fund, Inc.	3,654	7,506
The Dreyfus Socially Responsible Growth Fund, Inc.	31	63
JPMorgan Insurance Trust U.S. Equity Portfolio	103	217
JPMorgan Insurance Trust Small Cap Core Portfolio	566	1,926
JPMorgan Insurance Trust Mid Cap Value Portfolio	594	2,636
Franklin Global Real Estate Securities Fund (Class II)	313	1,331
Franklin Small-Mid Cap Growth Securities Fund (Class II)	164	204
Templeton Developing Markets Securities Fund (Class II)	975	1,602
Templeton Foreign Securities Fund (Class II)	1,420	2,723
Calamos Growth and Income Portfolio	3,350	2,990
Invesco Van Kampen V.I. American Franchise Fund	27	81
Invesco V.I. Technology Fund (Series I)	58	86
Invesco V.I. Core Equity Fund (Series I)	66	248
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	805	1,602
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	215	651
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	101	467
Fidelity VIP Contrafund Portfolio	695	1,915
Fidelity VIP Freedom Funds - Income	908	977
Fidelity VIP Freedom Funds - 2010	21	186
Fidelity VIP Freedom Funds - 2015	380	656
Fidelity VIP Freedom Funds - 2020	458	999
Fidelity VIP Freedom Funds - 2025	34	66
Fidelity VIP Freedom Funds - 2030	161	75
Fidelity VIP Freedom Funds - 2035	90	67
Fidelity VIP Freedom Funds - 2040	21	2
Fidelity VIP Freedom Funds - 2045	37	4
Fidelity VIP Freedom Funds - 2050	38	7
TOPS Protected Balanced ETF Portfolio - Class 2	5,145	469
TOPS Protected Moderate Growth ETF Portfolio - Class 2	6,789	434
TOPS Protected Growth ETF Portfolio - Class 2	13,233	1,256

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

3. Fair Value Measurement

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2013 all assets measured at fair value on a recurring basis totaling $279,362 were Level 2 assets.  The Account did not have any transfers between Level 1, Level 2 or Level 3 during the years ended December 31, 2013 and 2012.

NAV of the investments in mutual funds are calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

4. Contract Charges

Century II Variable Annuity

Mortality and expense risk assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.25% of the asset value of the subaccounts of each contract, including 0.70% for assuming mortality risk and 0.55% for expense risk.  Additionally, KCL is compensated for administrative expenses by a charge based on an annual rate of 0.15% of the asset value of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee of $30 per year for each contract under $50,000.  Other fees are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.  These fees are assessed through the reduction of units from the contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first seven years of the contract, declining from 7% in the first three years to 2% in the seventh year.  For the Century II Affinity Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first eight years of the contract, declining from 8% in the first two years to 2% in the eighth year.  During 2013, $208,000 (2012 - $290,000) was assessed in surrender charges.  Other contract charges, primarily annual administrative fees, totaled $4,784,000 (2012 - $4,310,000).

Century II Freedom Annuity

Mortality and expense risk assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.40% of the asset value of the subaccounts of each contract.  Additionally, KCL is compensated for administrative expenses by a charge based on an annual rate of 0.25% of the asset value of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Freedom Variable Annuity, no contingent deferred sales charge nor surrender charges are assessed.  During 2013, $110,000 (2012 - $105,000) was assessed in other contract charges.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2013:	Century II Variable Annuity	Century II Freedom Variable Annuity	Total Variable Annuity
	(in thousands)

Federated Managed Tail Risk Fund II	$52	$-	$52
Federated High Income Bond Fund II	67	9	76
Federated Prime Money Fund II	65	4	69
MFS Research Series - Initial Class Shares	98	1	99
MFS Growth Series - Initial Class Shares	111	1	112
MFS Total Return Series - Initial Class Shares	93	13	106
MFS Research Bond Series - Initial Class Shares	235	9	244
MFS Utilities Series - Initial Class Shares	206	9	215
MFS Strategic Income Portfolio - Initial Class Shares	86	4	90
American Century VP Capital Appreciation Fund - Class I	58	1	59
American Century VP International Fund - Class I	163	2	165
American Century VP Value Fund - Class I	191	5	196
American Century VP Income & Growth Fund - Class I	19	-	19
American Century VP Ultra Fund - Class I	22	-	22
American Century VP Mid Cap Value Fund - Class I	6	-	6
American Century VP Inflation Protection Fund - Class II	126	6	132
Dreyfus Appreciation Portfolio- Initial Shares	65	-	65
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	77	-	77
Dreyfus Stock Index Fund, Inc. - Initial Shares	301	8	309
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	9	-	9
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	16	1	17
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	76	2	78
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	86	3	89
Franklin Global Real Estate Securities Fund - Class 2	58	1	59
Franklin Small-Mid Cap Growth Securities Fund - Class 2	12	-	12
Templeton Developing Markets Securities Fund - Class 2	75	2	77
Templeton Foreign Securities Fund - Class 2	101	4	105
Calamos Growth and Income Portfolio	206	5	211
Invesco V.I. American Franchise Fund - Series I Shares	5	-	5
Invesco V.I. Technology Fund - Series I Shares	6	-	6
Invesco V.I. Core Equity Fund - Series I Shares	14	-	14
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	64	1	65
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	24	2	26
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	17	-	17
Fidelity VIP Contrafund Portfolio - Service Class 2	65	1	66
Fidelity VIP Freedom Income Portfolio - Service Class 2	8	1	9
Fidelity VIP Freedom 2010 Portfolio - Service Class 2	5	1	6
Fidelity VIP Freedom 2015 Portfolio - Service Class 2	19	1	20
Fidelity VIP Freedom 2020 Portfolio - Service Class 2	107	1	108
Fidelity VIP Freedom 2025 Portfolio - Service Class 2	6	-	6
Fidelity VIP Freedom 2030 Portfolio - Service Class 2	22	-	22
Fidelity VIP Freedom 2035 Portfolio - Service Class 2	2	-	2
Fidelity VIP Freedom 2040 Portfolio - Service Class 2	2	-	2
Fidelity VIP Freedom 2045 Portfolio - Service Class 2	1	-	1
Fidelity VIP Freedom 2050 Portfolio - Service Class 2	2	-	2
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	83	3	86
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	150	-	150
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	304	-	304

	$3,586	$101	$3,687

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2013:	Units Purchased	Units Redeemed	Net Increase (Decrease)
	(in thousands)

Federated Managed Tail Risk Fund II	12	20	(8)
Federated High Income Bond Fund II	68	66	2
Federated Prime Money Fund II	3,104	3,148	(44)
MFS Research Series - Initial Class Shares	19	56	(37)
MFS Growth Series - Initial Class Shares	22	46	(24)
MFS Total Return Series - Initial Class Shares	32	46	(14)
MFS Research Bond Series - Initial Class Shares	151	178	(27)
MFS Utilities Series - Initial Class Shares	40	75	(35)
MFS Strategic Income Portfolio - Initial Class Shares	60	72	(12)
American Century VP Capital Appreciation Fund - Class I	15	52	(37)
American Century VP International Fund - Class I	37	125	(88)
American Century VP Value Fund - Class I	77	302	(225)
American Century VP Income & Growth Fund - Class I	17	30	(13)
American Century VP Ultra Fund - Class I	8	34	(26)
American Century VP Mid Cap Value Fund - Class I	8	11	(3)
American Century VP Inflation Protection Fund - Class II	151	183	(32)
Dreyfus Appreciation Portfolio- Initial Shares	21	61	(40)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	19	48	(29)
Dreyfus Stock Index Fund, Inc. - Initial Shares	109	279	(170)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	3	3	-
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	6	24	(18)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	22	84	(62)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	24	99	(75)
Franklin Global Real Estate Securities Fund - Class 2	64	65	(1)
Franklin Small-Mid Cap Growth Securities Fund - Class 2	11	17	(6)
Templeton Developing Markets Securities Fund - Class 2	59	82	(23)
Templeton Foreign Securities Fund - Class 2	24	79	(55)
Calamos Growth and Income Portfolio	59	111	(52)
Invesco V.I. American Franchise Fund - Series I Shares	3	18	(15)
Invesco V.I. Technology Fund - Series I Shares	24	47	(23)
Invesco V.I. Core Equity Fund - Series I Shares	16	50	(34)
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	27	153	(126)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	16	64	(48)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	5	24	(19)
Fidelity VIP Contrafund Portfolio - Service Class 2	37	163	(126)
Fidelity VIP Freedom Income Portfolio - Service Class 2	22	13	9
Fidelity VIP Freedom 2010 Portfolio - Service Class 2	11	20	(9)
Fidelity VIP Freedom 2015 Portfolio - Service Class 2	35	40	(5)
Fidelity VIP Freedom 2020 Portfolio - Service Class 2	39	91	(52)
Fidelity VIP Freedom 2025 Portfolio - Service Class 2	20	8	12
Fidelity VIP Freedom 2030 Portfolio - Service Class 2	22	16	6
Fidelity VIP Freedom 2035 Portfolio - Service Class 2	2	-	2
Fidelity VIP Freedom 2040 Portfolio - Service Class 2	10	-	10
Fidelity VIP Freedom 2045 Portfolio - Service Class 2	1	3	(2)
Fidelity VIP Freedom 2050 Portfolio - Service Class 2	7	1	6
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	281	102	179
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	705	143	562
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	1,587	135	1,452

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

2012:	Units Purchased	Units Redeemed	Net Increase (Decrease)
	(in thousands)

Federated Capital Appreciation Fund II	17	39	(22)
Federated High Income Bond Fund II	49	52	(3)
Federated Prime Money Fund II	2,974	2,966	8
MFS Research Series	19	69	(50)
MFS Growth Series	15	53	(38)
MFS Total Return Series	20	66	(46)
MFS Research Bond Series	212	293	(81)
MFS Strategic Income Series	87	122	(35)
MFS Utilities Series	47	90	(43)
American Century VP Capital Appreciation Fund	18	54	(36)
American Century VP International Fund	92	193	(101)
American Century VP Value Fund	143	444	(301)
American Century VP Income & Growth Fund	16	42	(26)
American Century VP Ultra Fund	14	40	(26)
American Century VP Mid Cap Value Fund	8	8	-
American Century VP Inflation Protection Fund (Class II)	225	220	5
Dreyfus Appreciation Portfolio	11	57	(46)
Dreyfus Opportunistic Small Cap Portfolio	23	63	(40)
Dreyfus Stock Index Fund, Inc.	122	428	(306)
The Dreyfus Socially Responsible Growth Fund, Inc.	1	2	(1)
JPMorgan Insurance Trust U.S. Equity Portfolio	5	12	(7)
JPMorgan Insurance Trust Small Cap Core Portfolio	28	92	(64)
JPMorgan Insurance Trust Mid Cap Value Portfolio	26	126	(100)
Franklin Global Real Estate Securities Fund (Class II)	18	73	(55)
Franklin Small-Mid Cap Growth Securities Fund (Class II)	13	22	(9)
Templeton Developing Markets Securities Fund (Class II)	41	68	(27)
Templeton Foreign Securities Fund (Class II)	48	103	(55)
Calamos Growth and Income Portfolio	147	143	4
Invesco Van Kampen V.I. American Franchise Fund	6	16	(10)
Invesco V.I. Technology Fund (Series I)	19	24	(5)
Invesco V.I. Core Equity Fund (Series I)	7	29	(22)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	91	195	(104)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	21	61	(40)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	6	25	(19)
Fidelity VIP Contrafund Portfolio	63	179	(116)
Fidelity VIP Freedom Funds - Income	79	86	(7)
Fidelity VIP Freedom Funds - 2010	-	16	(16)
Fidelity VIP Freedom Funds - 2015	32	60	(28)
Fidelity VIP Freedom Funds - 2020	23	88	(65)
Fidelity VIP Freedom Funds - 2025	2	5	(3)
Fidelity VIP Freedom Funds - 2030	13	6	7
Fidelity VIP Freedom Funds - 2035	8	7	1
Fidelity VIP Freedom Funds - 2040	2	-	2
Fidelity VIP Freedom Funds - 2045	3	-	3
Fidelity VIP Freedom Funds - 2050	2	1	1
TOPS Protected Balanced ETF Portfolio - Class 2	515	45	470
TOPS Protected Moderate Growth ETF Portfolio - Class 2	686	41	645
TOPS Protected Growth ETF Portfolio - Class 2	1,354	120	1,234

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

6. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, net investment income ratios, total return ratios, and the expense ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the five years in the period ended December 31, 2013, follows:

						For the Year Ended
	At December 31, 2013					December 31, 2013

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated Managed Tail Risk Fund II	184	$ 13.992	to	$ 20.710	$ 3,805	0.98%	1.40%	to	1.65%	14.55%	to	14.83%
Federated High Income Bond Fund II	198	21.784	to	27.015	5,225	6.60	1.40	to	1.65	5.24%	to	5.50%
Federated Prime Money Fund II	389	9.813	to	12.441	4,771	0.00	1.40	to	1.65	-1.64%	to	-1.39%
MFS Research Series - Initial Class Shares	246	24.986	to	30.153	7,396	0.33	1.40	to	1.65	30.12%	to	30.45%
MFS Growth Series - Initial Class Shares	265	28.094	to	33.172	8,785	0.24	1.40	to	1.65	34.61%	to	34.95%
MFS Total Return Series - Initial Class Shares	275	17.993	to	30.657	7,843	1.79	1.40	to	1.65	17.10%	to	17.39%
MFS Research Bond Series - Initial Class Shares	796	14.683	to	21.530	16,919	1.17	1.40	to	1.65	-2.65%	to	-2.41%
MFS Utilities Series - Initial Class Shares	262	39.835	to	59.293	15,219	2.31	1.40	to	1.65	18.55%	to	18.84%
MFS Strategic Income Portfolio - Initial Class Shares	332	15.827	to	19.368	6,379	11.24	1.40	to	1.65	-0.16%	to	0.09%
American Century VP Capital Appreciation Fund - Class I	159	26.319	to	32.028	4,183	0.00	1.40	to	1.65	28.78%	to	29.10%
American Century VP International Fund - Class I	472	22.796	to	25.560	12,055	1.73	1.40	to	1.65	20.41%	to	20.71%
American Century VP Value Fund - Class I	950	14.935	to	22.839	14,294	1.63	1.40	to	1.65	29.57%	to	29.90%
American Century VP Income & Growth Fund - Class I	136	10.914	to	21.808	1,509	2.21	1.40	to	1.65	33.60%	to	33.93%
American Century VP Ultra Fund - Class I	85	18.557	to	19.058	1,621	0.55	1.40	to	1.65	34.83%	to	35.17%
American Century VP Mid Cap Value Fund - Class I	25	16.918	to	17.245	434	1.20	1.40	to	1.65	27.99%	to	28.31%
American Century VP Inflation Protection Fund - Class II	671	12.763	to	13.105	8,786	1.62	1.40	to	1.65	-9.98%	to	-9.75%
Dreyfus Appreciation Portfolio- Initial Shares	200	20.812	to	22.972	4,600	1.91	1.40	to	1.65	19.12%	to	19.42%
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	294	19.324	to	21.429	6,309	0.00	1.40	to	1.65	46.12%	to	46.48%
Dreyfus Stock Index Fund, Inc. - Initial Shares	1,023	22.007	to	22.596	23,107	1.82	1.40	to	1.65	29.87%	to	30.19%
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	17	21.424	to	40.218	687	1.22	1.40	to	1.65	32.15%	to	32.48%
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	49	22.545	to	23.564	1,148	1.45	1.40	to	1.65	33.99%	to	34.32%
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	190	28.776	to	29.714	5,650	0.58	1.40	to	1.65	39.97%	to	40.32%
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	220	27.313	to	28.049	6,166	1.07	1.40	to	1.65	30.14%	to	30.46%
Franklin Global Real Estate Securities Fund - Class 2	213	16.970	to	19.383	4,112	4.46	1.40	to	1.65	0.64%	to	0.90%
Franklin Small-Mid Cap Growth Securities Fund - Class 2	86	11.657	to	25.482	1,006	0.00	1.40	to	1.65	35.90%	to	36.24%
Templeton Developing Markets Securities Fund - Class 2	224	23.095	to	30.720	5,197	1.97	1.40	to	1.65	-2.54%	to	-2.30%
Templeton Foreign Securities Fund - Class 2	226	23.900	to	33.545	7,492	2.37	1.40	to	1.65	20.96%	to	21.26%
Calamos Growth and Income Portfolio	693	19.389	to	22.713	15,707	1.09	1.40	to	1.65	14.49%	to	14.78%
Invesco V.I. American Franchise Fund - Series I Shares	63	6.263	to	18.666	396	0.41	1.40	to	1.65	37.84%	to	38.19%
Invesco V.I. Technology Fund - Series I Shares	109	3.795	to	22.494	420	0.00	1.40	to	1.65	23.10%	to	23.40%
Invesco V.I. Core Equity Fund - Series I Shares	86	10.648	to	21.498	911	1.37	1.40	to	1.65	27.13%	to	27.45%
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	455	10.124	to	23.539	4,652	0.00	1.40	to	1.65	28.74%	to	29.06%
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	137	12.259	to	31.037	1,739	0.00	1.40	to	1.65	23.43%	to	23.74%
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	45	26.624	to	27.342	1,226	0.00	1.40	to	1.65	45.80%	to	46.16%
Fidelity VIP Contrafund Portfolio - Service Class 2	326	13.416	to	13.642	4,445	0.74	1.40	to	1.65	28.81%	to	29.13%
Fidelity VIP Freedom Income Portfolio - Service Class 2	65	11.483	to	11.676	761	1.48	1.40	to	1.65	3.49%	to	3.75%
Fidelity VIP Freedom 2010 Portfolio - Service Class 2	41	12.189	to	12.394	504	1.58	1.40	to	1.65	11.34%	to	11.62%
Fidelity VIP Freedom 2015 Portfolio - Service Class 2	115	12.112	to	12.316	1,417	1.47	1.40	to	1.65	12.24%	to	12.52%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2	657	11.883	to	12.082	7,933	1.53	1.40	to	1.65	13.74%	to	14.03%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2	43	12.313	to	12.520	535	1.96	1.40	to	1.65	17.76%	to	18.05%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2	144	11.933	to	12.134	1,743	1.54	1.40	to	1.65	19.42%	to	19.72%
Fidelity VIP Freedom 2035 Portfolio - Service Class 2	14	14.135	to	14.265	194	1.58	1.40	to	1.65	22.46%	to	22.77%
Fidelity VIP Freedom 2040 Portfolio - Service Class 2	15	14.194	to	14.325	209	1.72	1.40	to	1.65	22.94%	to	23.25%
Fidelity VIP Freedom 2045 Portfolio - Service Class 2	6	14.282	to	14.414	90	1.44	1.40	to	1.65	23.71%	to	24.02%
Fidelity VIP Freedom 2050 Portfolio - Service Class 2	15	14.309	to	14.441	218	1.52	1.40	to	1.65	24.07%	to	24.38%
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	649	10.802	to	10.847	7,037	0.84	1.40	to	1.65	6.16%	to	6.43%
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1,207	11.241	to	11.288	13,621	0.86	1.40	to	1.65	10.55%	to	10.83%
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	2,686	11.560	to	11.609	31,176	1.06	1.40	to	1.65	14.06%	to	14.34%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

	At December 31, 2012					December 31, 2012

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated Capital Appreciation Fund II	192	$ 12.215	to	$ 18.035	$ 3,448	0.55%	1.40%	to	1.65%	8.36%	to	8.63%
Federated High Income Bond Fund II	196	20.700	to	25.607	4,902	7.15	1.40	to	1.65	12.81%	to	13.09%
Federated Prime Money Fund II	433	9.977	to	12.616	5,408	0.00	1.40	to	1.65	-1.65%	to	-1.40%
MFS Research Series	283	19.202	to	23.115	6,521	0.79	1.40	to	1.65	15.34%	to	15.63%
MFS Growth Series	289	20.870	to	24.581	7,091	0.00	1.40	to	1.65	15.46%	to	15.75%
MFS Total Return Series	289	15.366	to	26.115	7,058	2.76	1.40	to	1.65	9.43%	to	9.70%
MFS Research Bond Series	823	15.083	to	22.061	17,885	2.73	1.40	to	1.65	5.58%	to	5.85%
MFS Strategic Income Series	344	15.852	to	19.351	6,599	5.86	1.40	to	1.65	9.04%	to	9.32%
MFS Utilities Series	297	33.603	to	49.892	14,617	6.76	1.40	to	1.65	11.62%	to	11.90%
American Century VP Capital Appreciation Fund	196	20.386	to	24.870	4,005	0.00	1.40	to	1.65	14.09%	to	14.38%
American Century VP International Fund	560	18.932	to	21.175	11,842	0.86	1.40	to	1.65	19.17%	to	19.47%
American Century VP Value Fund	1,175	11.498	to	17.627	13,600	1.89	1.40	to	1.65	12.69%	to	12.97%
American Century VP Income & Growth Fund	149	8.149	to	16.324	1,232	2.07	1.40	to	1.65	12.86%	to	13.14%
American Century VP Ultra Fund	111	13.763	to	14.099	1,562	0.00	1.40	to	1.65	12.05%	to	12.33%
American Century VP Mid Cap Value Fund	28	13.218	to	13.441	372	2.08	1.40	to	1.65	14.41%	to	14.70%
American Century VP Inflation Protection Fund (Class II)	703	14.177	to	14.521	10,199	2.45	1.40	to	1.65	5.62%	to	5.88%
Dreyfus Appreciation Portfolio	240	17.471	to	19.237	4,605	3.64	1.40	to	1.65	8.61%	to	8.89%
Dreyfus Opportunistic Small Cap Portfolio	323	13.225	to	14.629	4,730	0.00	1.40	to	1.65	18.58%	to	18.88%
Dreyfus Stock Index Fund, Inc.	1,193	16.946	to	17.356	20,688	1.98	1.40	to	1.65	13.83%	to	14.12%
The Dreyfus Socially Responsible Growth Fund, Inc.	17	16.212	to	30.358	517	0.78	1.40	to	1.65	10.13%	to	10.41%
JPMorgan Insurance Trust U.S. Equity Portfolio	67	16.826	to	17.543	1,176	1.49	1.40	to	1.65	15.71%	to	16.00%
JPMorgan Insurance Trust Small Cap Core Portfolio	252	20.559	to	21.176	5,329	0.21	1.40	to	1.65	17.76%	to	18.05%
JPMorgan Insurance Trust Mid Cap Value Portfolio	295	20.988	to	21.500	6,338	1.11	1.40	to	1.65	18.40%	to	18.69%
Franklin Global Real Estate Securities Fund (Class II)	214	16.861	to	19.211	4,111	0.00	1.40	to	1.65	25.32%	to	25.63%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	92	8.556	to	18.751	788	0.00	1.40	to	1.65	9.03%	to	9.30%
Templeton Developing Markets Securities Fund (Class II)	247	23.638	to	31.522	5,866	1.42	1.40	to	1.65	11.30%	to	11.58%
Templeton Foreign Securities Fund (Class II)	281	19.759	to	27.664	7,677	3.15	1.40	to	1.65	16.29%	to	16.58%
Calamos Growth and Income Portfolio	745	16.935	to	19.788	14,689	2.02	1.40	to	1.65	6.65%	to	6.91%
Invesco Van Kampen V.I. American Franchise Fund	78	4.532	to	13.541	354	0.00	1.40	to	1.65	10.72%	to	10.99%
Invesco V.I. Technology Fund (Series I)	132	3.075	to	18.273	412	0.00	1.40	to	1.65	9.45%	to	9.72%
Invesco V.I. Core Equity Fund (Series I)	120	8.355	to	16.910	1,002	0.99	1.40	to	1.65	12.01%	to	12.29%
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	581	7.844	to	18.284	4,597	0.00	1.40	to	1.65	9.38%	to	9.66%
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	185	9.907	to	25.146	1,881	0.00	1.40	to	1.65	5.27%	to	5.53%
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	64	18.261	to	18.706	1,194	0.00	1.40	to	1.65	15.78%	to	16.07%
Fidelity VIP Contrafund Portfolio	452	10.415	to	10.564	4,769	1.01	1.40	to	1.65	14.23%	to	14.52%
Fidelity VIP Freedom Funds - Income	56	11.096	to	11.255	634	1.09	1.40	to	1.65	4.51%	to	4.77%
Fidelity VIP Freedom Funds - 2010	50	10.947	to	11.103	550	1.39	1.40	to	1.65	9.75%	to	10.02%
Fidelity VIP Freedom Funds - 2015	120	10.792	to	10.946	1,317	1.46	1.40	to	1.65	10.06%	to	10.34%
Fidelity VIP Freedom Funds - 2020	709	10.447	to	10.596	7,506	1.78	1.40	to	1.65	11.21%	to	11.49%
Fidelity VIP Freedom Funds - 2025	31	10.456	to	10.606	329	1.49	1.40	to	1.65	12.91%	to	13.19%
Fidelity VIP Freedom Funds - 2030	138	9.992	to	10.135	1,396	1.99	1.40	to	1.65	13.29%	to	13.57%
Fidelity VIP Freedom Funds - 2035	12	11.542	to	11.620	142	2.33	1.40	to	1.65	14.69%	to	14.98%
Fidelity VIP Freedom Funds - 2040	5	11.545	to	11.622	58	2.21	1.40	to	1.65	14.73%	to	15.01%
Fidelity VIP Freedom Funds - 2045	8	11.545	to	11.623	89	2.61	1.40	to	1.65	15.09%	to	15.38%
Fidelity VIP Freedom Funds - 2050	9	11.534	to	11.611	109	2.13	1.40	to	1.65	15.45%	to	15.74%
TOPS Protected Balanced ETF Portfolio - Class 2 d	470	10.175	to	10.192	4,789	0.06	1.40	to	1.65	1.75%	to	1.92%
TOPS Protected Moderate Growth ETF Portfolio - Class 2 d	645	10.168	to	10.185	6,571	0.13	1.40	to	1.65	1.68%	to	1.85%
TOPS Protected Growth ETF Portfolio - Class 2 d	1,234	10.135	to	10.152	12,524	0.08	1.40	to	1.65	1.35%	to	1.52%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This portfolio was added effective May 1, 2012.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

	At December 31, 2011					December 31, 2011

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated Capital Appreciation Fund II	214	$ 11.273	to	$ 16.601	$ 3,540	0.73%	1.40%	to	1.65%	-6.84%	to	-6.61%
Federated High Income Bond Fund II	199	18.349	to	22.642	4,442	8.79	1.40	to	1.65	3.45%	to	3.71%
Federated Prime Money Fund II	425	10.143	to	12.795	5,325	0.00	1.40	to	1.65	-1.63%	to	-1.39%
MFS Research Series	333	16.648	to	19.990	6,635	0.85	1.40	to	1.65	-2.08%	to	-1.83%
MFS Growth Series	327	18.076	to	21.237	6,927	0.19	1.40	to	1.65	-1.95%	to	-1.71%
MFS Total Return Series	335	14.042	to	23.805	7,509	2.58	1.40	to	1.65	0.11%	to	0.36%
MFS Research Bond Series	904	14.286	to	20.842	18,574	2.68	1.40	to	1.65	5.00%	to	5.27%
MFS Strategic Income Series	379	14.538	to	17.702	6,622	5.30	1.40	to	1.65	3.03%	to	3.28%
MFS Utilities Series	340	30.105	to	44.587	14,995	3.13	1.40	to	1.65	5.04%	to	5.30%
American Century VP Capital Appreciation Fund	232	17.823	to	21.798	4,139	0.00	1.40	to	1.65	-8.03%	to	-7.80%
American Century VP International Fund	661	15.887	to	17.724	11,694	1.34	1.40	to	1.65	-13.48%	to	-13.26%
American Century VP Value Fund	1,476	10.177	to	15.642	15,152	2.04	1.40	to	1.65	-0.63%	to	-0.39%
American Century VP Income & Growth Fund	175	7.203	to	14.464	1,282	1.55	1.40	to	1.65	1.43%	to	1.68%
American Century VP Ultra Fund	137	12.283	to	12.551	1,721	0.00	1.40	to	1.65	-0.58%	to	-0.34%
American Century VP Mid Cap Value Fund	28	11.553	to	11.718	333	1.36	1.40	to	1.65	-2.31%	to	-2.07%
American Century VP Inflation Protection Fund (Class II)	698	13.423	to	13.714	9,556	4.06	1.40	to	1.65	9.92%	to	10.20%
Dreyfus Appreciation Portfolio	286	16.085	to	17.667	5,050	1.73	1.40	to	1.65	7.23%	to	7.50%
Dreyfus Opportunistic Small Cap Portfolio	363	11.153	to	12.305	4,466	0.41	1.40	to	1.65	-15.25%	to	-15.04%
Dreyfus Stock Index Fund, Inc.	1,499	14.886	to	15.208	22,781	1.85	1.40	to	1.65	0.21%	to	0.46%
The Dreyfus Socially Responsible Growth Fund, Inc.	18	14.721	to	27.496	494	0.94	1.40	to	1.65	-0.75%	to	-0.50%
JPMorgan Insurance Trust U.S. Equity Portfolio	74	14.542	to	15.123	1,118	1.20	1.40	to	1.65	-3.47%	to	-3.23%
JPMorgan Insurance Trust Small Cap Core Portfolio	316	17.459	to	17.938	5,673	0.12	1.40	to	1.65	-6.33%	to	-6.09%
JPMorgan Insurance Trust Mid Cap Value Portfolio	395	17.727	to	18.113	7,147	1.25	1.40	to	1.65	0.49%	to	0.74%
Franklin Global Real Estate Securities Fund (Class II)	269	13.455	to	15.291	4,103	7.81	1.40	to	1.65	-7.19%	to	-6.96%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	101	7.828	to	17.199	799	0.00	1.40	to	1.65	-6.38%	to	-6.15%
Templeton Developing Markets Securities Fund (Class II)	274	21.185	to	28.322	5,823	0.97	1.40	to	1.65	-17.23%	to	-17.02%
Templeton Foreign Securities Fund (Class II)	336	16.991	to	23.729	7,884	1.72	1.40	to	1.65	-12.09%	to	-11.87%
Calamos Growth and Income Portfolio	741	15.879	to	18.509	13,657	1.50	1.40	to	1.65	-3.48%	to	-3.23%
Invesco V.I. Capital Appreciation Fund (Series I)	88	4.083	to	12.230	363	0.14	1.40	to	1.65	-9.41%	to	-9.19%
Invesco V.I. Technology Fund (Series I)	137	2.802	to	16.696	395	0.19	1.40	to	1.65	-6.60%	to	-6.37%
Invesco V.I. Core Equity Fund (Series I)	142	7.440	to	15.097	1,053	0.92	1.40	to	1.65	-1.69%	to	-1.45%
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	685	7.153	to	16.716	4,945	0.00	1.40	to	1.65	-6.83%	to	-6.60%
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	225	9.388	to	23.887	2,165	0.00	1.40	to	1.65	-6.07%	to	-5.83%
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	83	15.772	to	16.117	1,343	0.00	1.40	to	1.65	-10.52%	to	-10.29%
Fidelity VIP Contrafund Portfolio	568	9.118	to	9.225	5,238	0.80	1.40	to	1.65	-4.37%	to	-4.13%
Fidelity VIP Freedom Funds - Income	63	10.617	to	10.742	681	1.43	1.40	to	1.65	-0.27%	to	-0.02%
Fidelity VIP Freedom Funds - 2010	66	9.975	to	10.092	663	1.85	1.40	to	1.65	-2.05%	to	-1.81%
Fidelity VIP Freedom Funds - 2015	148	9.805	to	9.920	1,466	1.87	1.40	to	1.65	-2.14%	to	-1.90%
Fidelity VIP Freedom Funds - 2020	774	9.394	to	9.504	7,357	1.82	1.40	to	1.65	-2.85%	to	-2.61%
Fidelity VIP Freedom Funds - 2025	34	9.261	to	9.370	322	1.99	1.40	to	1.65	-3.94%	to	-3.70%
Fidelity VIP Freedom Funds - 2030	131	8.820	to	8.924	1,169	1.92	1.40	to	1.65	-4.42%	to	-4.18%
Fidelity VIP Freedom Funds - 2035	11	10.064	to	10.106	109	1.97	1.40	to	1.65	-5.81%	to	-5.57%
Fidelity VIP Freedom Funds - 2040	3	10.063	to	10.105	34	2.29	1.40	to	1.65	-5.88%	to	-5.64%
Fidelity VIP Freedom Funds - 2045	5	10.031	to	10.073	50	2.85	1.40	to	1.65	-6.20%	to	-5.96%
Fidelity VIP Freedom Funds - 2050	8	9.991	to	10.032	77	3.38	1.40	to	1.65	-6.70%	to	-6.47%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

	At December 31, 2010					December 31, 2010

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated Capital Appreciation Fund II	244	12.100	to	17.776	4,327	0.02	1.40	to	1.65	11.18%	to	11.46%
Federated High Income Bond Fund II	213	17.737	to	21.832	4,588	7.53	1.40	to	1.65	12.85%	to	13.14%
Federated Prime Money Fund II	531	10.312	to	12.975	6,731	0.00	1.40	to	1.65	-1.64%	to	-1.39%
MFS Research Series	381	17.001	to	20.363	7,722	0.93	1.40	to	1.65	14.00%	to	14.29%
MFS Growth Series	371	18.436	to	21.606	7,994	0.12	1.40	to	1.65	13.45%	to	13.73%
MFS Total Return Series	375	14.027	to	23.720	8,444	2.83	1.40	to	1.65	8.13%	to	8.40%
MFS Research Bond Series	936	13.605	to	19.799	18,328	3.01	1.40	to	1.65	5.71%	to	5.97%
MFS Strategic Income Series	447	14.111	to	17.139	7,584	4.60	1.40	to	1.65	8.31%	to	8.58%
MFS Utilities Series	404	28.660	to	42.341	16,935	3.31	1.40	to	1.65	11.94%	to	12.22%
American Century VP Capital Appreciation Fund	267	19.331	to	23.702	5,177	0.00	1.40	to	1.65	29.14%	to	29.47%
American Century VP International Fund	595	18.362	to	20.434	12,146	2.23	1.40	to	1.65	11.44%	to	11.72%
American Century VP Value Fund	1,417	10.217	to	15.742	14,611	2.26	1.40	to	1.65	11.57%	to	11.85%
American Century VP Income & Growth Fund	193	7.084	to	14.260	1,402	1.49	1.40	to	1.65	12.28%	to	12.56%
American Century VP Ultra Fund	134	12.355	to	12.593	1,691	0.49	1.40	to	1.65	14.18%	to	14.47%
American Century VP Mid Cap Value Fund	27	11.827	to	11.966	319	2.34	1.40	to	1.65	17.30%	to	17.60%
American Century VP Inflation Protection Fund (Class II)	741	12.211	to	12.445	9,215	1.67	1.40	to	1.65	3.40%	to	3.66%
Dreyfus Appreciation Portfolio	335	15.000	to	16.434	5,503	2.21	1.40	to	1.65	13.43%	to	13.71%
Dreyfus Opportunistic Small Cap Portfolio	388	13.160	to	14.484	5,615	0.77	1.40	to	1.65	29.00%	to	29.33%
Dreyfus Stock Index Fund, Inc.	1,471	14.854	to	15.138	22,260	1.84	1.40	to	1.65	12.96%	to	13.24%
The Dreyfus Socially Responsible Growth Fund, Inc.	23	14.831	to	27.633	636	0.89	1.40	to	1.65	12.94%	to	13.22%
JPMorgan Insurance Trust U.S. Equity Portfolio	79	15.064	to	15.627	1,239	0.94	1.40	to	1.65	11.72%	to	12.00%
JPMorgan Insurance Trust Small Cap Core Portfolio	280	18.638	to	19.101	5,340	0.00	1.40	to	1.65	25.05%	to	25.36%
JPMorgan Insurance Trust Mid Cap Value Portfolio	388	17.640	to	17.980	6,972	1.17	1.40	to	1.65	21.43%	to	21.74%
Franklin Global Real Estate Securities Fund (Class II)	249	14.498	to	16.436	4,085	2.90	1.40	to	1.65	18.99%	to	19.29%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	109	8.341	to	18.371	912	0.00	1.40	to	1.65	25.54%	to	25.85%
Templeton Developing Markets Securities Fund (Class II)	267	25.531	to	34.217	6,862	1.71	1.40	to	1.65	15.66%	to	15.95%
Templeton Foreign Securities Fund (Class II)	295	19.329	to	26.926	7,826	1.95	1.40	to	1.65	6.63%	to	6.90%
Calamos Growth and Income Portfolio	841	16.451	to	19.127	16,020	2.01	1.40	to	1.65	9.77%	to	10.04%
Invesco V.I. Capital Appreciation Fund (Series I)	106	4.497	to	13.501	480	0.72	1.40	to	1.65	13.60%	to	13.88%
Invesco V.I. Technology Fund (Series I)	149	2.993	to	17.876	452	0.00	1.40	to	1.65	19.32%	to	19.62%
Invesco V.I. Core Equity Fund (Series I)	168	7.550	to	15.357	1,267	0.93	1.40	to	1.65	7.76%	to	8.03%
Seligman Capital Portfolio (Class II)	629	7.658	to	17.941	4,845	0.00	1.40	to	1.65	25.97%	to	26.28%
Seligman Communications and Information Portfolio (Class II)	277	9.969	to	25.430	2,826	0.00	1.40	to	1.65	12.91%	to	13.19%
Seligman Smaller-Cap Value Portfolio (Class II)	100	17.626	to	17.965	1,787	0.00	1.40	to	1.65	26.10%	to	26.42%
Fidelity VIP Contrafund Portfolio	553	9.535	to	9.622	5,322	1.07	1.40	to	1.65	15.01%	to	15.30%
Fidelity VIP Freedom Funds - Income	90	10.646	to	10.744	966	2.30	1.40	to	1.65	5.50%	to	5.76%
Fidelity VIP Freedom Funds - 2010	61	10.184	to	10.278	622	1.87	1.40	to	1.65	10.70%	to	10.98%
Fidelity VIP Freedom Funds - 2015	135	10.020	to	10.112	1,363	1.77	1.40	to	1.65	10.94%	to	11.22%
Fidelity VIP Freedom Funds - 2020	896	9.670	to	9.759	8,748	1.97	1.40	to	1.65	12.46%	to	12.74%
Fidelity VIP Freedom Funds - 2025	29	9.641	to	9.730	280	2.08	1.40	to	1.65	13.58%	to	13.86%
Fidelity VIP Freedom Funds - 2030	122	9.228	to	9.313	1,140	1.78	1.40	to	1.65	13.99%	to	14.28%
Fidelity VIP Freedom Funds - 2035 d	1	10.684	to	10.702	6	2.20	1.40	to	1.65	6.84%	to	7.02%
Fidelity VIP Freedom Funds - 2040 d	2	10.692	to	10.710	17	1.99	1.40	to	1.65	6.92%	to	7.10%
Fidelity VIP Freedom Funds - 2045 d	-	10.694	to	10.712	5	1.63	1.40	to	1.65	6.94%	to	7.12%
Fidelity VIP Freedom Funds - 2050 d	1	10.708	to	10.726	12	2.50	1.40	to	1.65	7.08%	to	7.26%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This fund was added effective May 1, 2010.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (Continued)

	At December 31, 2009					December 31, 2009

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated Clover Value Fund II	280	10.884	to	15.948	4,455	0.03	1.40	to	1.65	12.84%	to	13.12%
Federated High Income Bond Fund II	203	15.717	to	19.297	3,874	11.55	1.40	to	1.65	50.35%	to	50.73%
Federated Prime Money Fund II	657	10.483	to	13.158	8,352	0.46	1.40	to	1.65	-1.19%	to	-0.94%
MFS Research Series	431	14.913	to	17.817	7,668	1.48	1.40	to	1.65	28.41%	to	28.73%
MFS Growth Series	423	16.250	to	18.997	8,034	0.31	1.40	to	1.65	35.42%	to	35.76%
MFS Total Return Series	428	12.972	to	21.881	8,941	3.78	1.40	to	1.65	16.10%	to	16.39%
MFS Research Bond Series	762	12.870	to	18.684	14,091	3.87	1.40	to	1.65	14.26%	to	14.54%
MFS Strategic Income Series	361	13.028	to	15.785	5,656	8.69	1.40	to	1.65	22.22%	to	22.52%
MFS Utilities Series	493	25.602	to	37.729	18,411	5.06	1.40	to	1.65	31.04%	to	31.37%
American Century VP Capital Appreciation Fund	316	14.932	to	18.353	4,742	0.82	1.40	to	1.65	34.83%	to	35.17%
American Century VP International Fund	562	16.477	to	18.291	10,257	1.94	1.40	to	1.65	31.58%	to	31.91%
American Century VP Value Fund	1,292	9.135	to	14.110	11,907	5.43	1.40	to	1.65	17.90%	to	18.20%
American Century VP Income & Growth Fund	237	6.293	to	12.701	1,519	5.05	1.40	to	1.65	16.17%	to	16.46%
American Century VP Ultra Fund	132	10.820	to	11.001	1,451	0.29	1.40	to	1.65	32.28%	to	32.61%
American Century VP Mid Cap Value Fund	22	10.082	to	10.175	228	3.60	1.40	to	1.65	27.82%	to	28.14%
American Century VP Inflation Protection Fund (Class II)	669	11.810	to	12.005	8,030	1.78	1.40	to	1.65	8.42%	to	8.69%
Dreyfus Appreciation Portfolio	385	13.224	to	14.452	5,559	2.63	1.40	to	1.65	20.55%	to	20.86%
Dreyfus Developing Leaders Portfolio	475	10.201	to	11.199	5,317	1.67	1.40	to	1.65	23.98%	to	24.29%
Dreyfus Stock Index Fund, Inc.	1,456	13.150	to	13.368	19,459	2.11	1.40	to	1.65	24.27%	to	24.58%
The Dreyfus Socially Responsible Growth Fund, Inc.	28	13.132	to	24.407	684	0.96	1.40	to	1.65	31.57%	to	31.90%
JPMorgan Insurance Trust U.S. Equity Portfolio	92	13.484	to	13.953	1,285	2.38	1.40	to	1.65	30.25%	to	30.58%
JPMorgan Insurance Trust Small Cap Core Portfolio	278	14.905	to	15.237	4,235	0.78	1.40	to	1.65	20.57%	to	20.87%
JPMorgan Insurance Trust Mid Cap Value Portfolio	382	14.526	to	14.769	5,645	2.31	1.40	to	1.65	24.55%	to	24.86%
Franklin Global Real Estate Securities Fund (Class II)	260	12.184	to	13.778	3,582	13.23	1.40	to	1.65	17.14%	to	17.43%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	139	6.628	to	14.634	926	0.00	1.40	to	1.65	41.23%	to	41.58%
Templeton Developing Markets Securities Fund (Class II)	300	22.019	to	29.584	6,639	4.42	1.40	to	1.65	69.77%	to	70.19%
Templeton Foreign Securities Fund (Class II)	266	18.127	to	25.189	6,629	3.31	1.40	to	1.65	34.80%	to	35.14%
Calamos Growth and Income Portfolio	1,013	14.988	to	17.382	17,526	2.82	1.40	to	1.65	37.14%	to	37.48%
AIM V.I. Capital Appreciation Fund (Series I)	132	3.948	to	11.885	522	0.56	1.40	to	1.65	19.10%	to	19.40%
AIM V.I. Technology Fund (Series I)	187	2.502	to	14.982	476	0.00	1.40	to	1.65	54.83%	to	55.21%
AIM V.I. Core Equity Fund (Series I)	191	6.988	to	14.251	1,334	1.87	1.40	to	1.65	26.20%	to	26.51%
Seligman Capital Portfolio (Class II)	617	6.065	to	14.243	3,757	0.00	1.40	to	1.65	46.02%	to	46.38%
Seligman Communications and Information Portfolio (Class II)	329	8.807	to	22.522	2,943	0.00	1.40	to	1.65	56.78%	to	57.17%
Seligman Smaller-Cap Value Portfolio (Class II)	120	13.977	to	14.211	1,700	0.00	1.40	to	1.65	32.88%	to	33.22%
Fidelity VIP Contrafund Portfolio	494	8.290	to	8.346	4,122	1.25	1.40	to	1.65	33.25%	to	33.59%
Fidelity VIP Freedom Funds - Income	49	10.091	to	10.158	494	3.34	1.40	to	1.65	12.76%	to	13.05%
Fidelity VIP Freedom Funds - 2010	67	9.199	to	9.261	622	4.70	1.40	to	1.65	21.93%	to	22.23%
Fidelity VIP Freedom Funds - 2015	154	9.031	to	9.092	1,396	3.69	1.40	to	1.65	22.98%	to	23.28%
Fidelity VIP Freedom Funds - 2020	925	8.598	to	8.656	8,009	3.32	1.40	to	1.65	26.45%	to	26.76%
Fidelity VIP Freedom Funds - 2025	22	8.488	to	8.545	188	2.91	1.40	to	1.65	27.67%	to	27.99%
Fidelity VIP Freedom Funds - 2030	130	8.095	to	8.149	1,058	1.96	1.40	to	1.65	29.03%	to	29.36%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Annuity Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (the Account), including individual subaccounts as listed in note 1 to the financial statements, as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Account were confirmed to us by the custodians of the underlying subaccounts. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the subaccounts of Kansas City Life Variable Annuity Separate Account as of December 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Kansas City, Missouri
April 21, 2014

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)	Financial Statements included in the SAI.

(b)	Exhibits:

(1)	Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account"). (1)

(2)	Not Applicable.

(3)	(a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(b)  Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(4)	(a) Contract Form J182. (7)

(b)  Bonus Endorsement M465. (3)

(c)  Bonus Endorsement M466. (3)

(d)  Form of GMWB Rider and Schedule Pages. (5)

(e)  Contract Form J188. (10)

(5)	Contract Application. (3)

(6)	(a) Restated Articles of Incorporation of Kansas City Life. (1)

(b)  By-Laws of Kansas City Life. (2)

(7)	Not Applicable.

(8)	(a.1) Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.2)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.3)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.4)  Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (4)

(a.5)  Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (6)

(b.1)  Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

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(b.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.3)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.4)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.5)  Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (4)

(b.6)  Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (8)

(c.1)  Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)

(c.2)  Amendment to Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)

(c.3)  Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (4)

(c.4)  Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (6)

(d.1)  Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

(d.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

(d.3)  Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (4)

(d.4)  Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

(e.1)  Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)

(e.2)  Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)

(f.1)  Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

(f.2)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

(f.3)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

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(f.4)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (8)

(g.1)  Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)

(g.2)  Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)

(g.3)  Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (12)

(h.1)  Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (6)

(h.2)  Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (6)

(i.1)  Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.2)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.3)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.4)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.5)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.6)  Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (4)

(i.7)  Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (6)

(j.1)  Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.2)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.3)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.4)  Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (4)

(j.5)  Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (6)

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(j.6)  Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (9)

(j.7)  Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (9)

(k.1)  Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (11)

(k.2)  Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (11)

(9)	Opinion and Consent of Counsel. (13)

(10)	(a) Consent of Sutherland Asbill & Brennan LLP. (13)

(b)  Consent of KPMG LLP.  (13)

(11)	Not Applicable.

(12)	Not Applicable.

----------------

(1)  Incorporated by reference to the Registrant's registration statement filed with the Securities and Exchange Commission on March 3, 1995 (File No. 33-89984).

(2)  Incorporated herein by reference to the Form S-6 Registration Statement filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).

(3)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-52290) for Kansas City Life Variable Separate Account filed on December 20, 2000.

(4)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

(5)  Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-89984) filed on May 22, 2007.

(6)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).

(7)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-165116) for Kansas City Life Variable Separate Account filed on March 1, 2010.

(8)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).

(9)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).

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(10)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 333-165116).

(11)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).

(12)  Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).

(13)  Filed herewith.

Item 25.  Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Richard L. Finn	Director
David S. Kimmel	Director
Tracy W. Knapp	Senior Vice President, Finance, CFO and Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel and Secretary
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Robert W. Nagel	Assistant Vice President, Governmental Affairs and Treasurer
Stephen E. Ropp	Vice President, Operations
William A. Schalekamp	Director

* The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 26.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Washington	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

Item 27.  Number of Contract Owners

2 Owners as of April 18, 2014.

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Item 28.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contend ere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4.  Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further

6

indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12.  To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.

13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than

7

the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

(a)  Sunset Financial Services, Inc. is the registrant's principal underwriter.

(b)  Officers and Directors of Sunset Financial:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Gary K. Hoffman	Assistant Secretary
Tracy W. Knapp	Director
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Dustin S. Meza	Assistant Vice President
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Executive Officer/Vice President

* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c)  Compensation from the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$1,853,606.00	None	N/A	N/A

Item 30.  Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 31.  Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

(a)  The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.

(b)  The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or

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similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.

(c)  The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.

(d)  Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 28th day of April, 2014.

Kansas City Life Variable Annuity Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby, President R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary	By: /s/ R. Philip Bixby, President R. Philip Bixby, President, CEO, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ R. Philip Bixby, President R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 28, 2014

/s/ Tracy W. Knapp Tracy W. Knapp	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 28, 2014

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 28, 2014

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 28, 2014

/s/ Kevin G. Barth Kevin G. Barth	Director	April 28, 2014

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 28, 2014

/s/ William R. Blessing William R. Blessing	Director	April 28, 2014

/s/ Michael Braude Michael Braude	Director	April 28, 2014

/s/ James T. Carr James T. Carr	Director	April 28, 2014

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/s/ John C. Cozad John C. Cozad	Director	April 28, 2014

/s/ Richard L. Finn Richard L. Finn	Director	April 28, 2014

/s/ David S. Kimmel David S. Kimmel	Director	April 28, 2014

/s/ Cecil R. Miller Cecil R. Miller	Director	April 28, 2014

/s/ Mark A. Milton Mark A. Milton	Director	April 28, 2014

/s/ William A. Schalekamp William A. Schalekamp	Director	April 28, 2014

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Exhibit Index

(9)	Opinion and Consent of Counsel.

(10)(a)	Consent of Sutherland Asbill & Brennan LLP.

(10)(b)	Consent of KPMG LLP.

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